[logo]PHOENIX
                                                          Wealth Mangement(R)








          THE PHOENIX
            EDGE
               SERIES FUND

--------------------------------------------------------------------------------
                VARIABLE PRODUCTS FUND PROSPECTUS - BOOK 1 OF 2
--------------------------------------------------------------------------------

                      MAY 1, 2004


                      These securities have not been
                      approved or disapproved by the
                      Securities and Exchange
                      Commission ("SEC"), nor has the
                      SEC determined if this prospectus
                      is accurate or complete. Any
                      representation to the contrary is
                      a criminal offense.

                          THE PHOENIX EDGE SERIES FUND

PROSPECTUS                                                           MAY 1, 2004

    The Phoenix Edge Series Fund (the "Fund") is an open-end management investment company which is intended to meet a wide range of investment objectives with its many separate series. Generally, each series operates as if it were a separate fund.

    The shares of the Fund are not directly offered to the public. Shares of the Fund are currently offered through certain separate accounts to fund variable accumulation annuity contracts and variable universal life insurance policies (collectively, "contracts," and individually, "contract") issued by Phoenix Life Insurance Company (Phoenix), PHL Variable Insurance Company (PHL Variable), and Phoenix Life and Annuity Company (PLAC) (collectively, "we," "company," "companies," "us" or "our"). You invest in the Fund only by buying a contract and directing the allocation of your payment(s) to the subaccount(s) corresponding to the series in which you wish to invest. The subaccounts, in turn, invest in shares of the Fund. Not all series may be available through a particular contract.


MANAGED BY PHOENIX INVESTMENT COUNSEL, INC.
[diamond] Phoenix-Aberdeen International Series
[diamond] Phoenix-Engemann Capital Growth Series
[diamond] Phoenix-Engemann Small & Mid-Cap Growth Series
[diamond] Phoenix-Goodwin Money Market Series
[diamond] Phoenix-Goodwin Multi-Sector Fixed Income Series
[diamond] Phoenix-Goodwin Multi-Sector Short Term Bond Series
[diamond] Phoenix-Kayne Rising Dividends Series
[diamond] Phoenix-Kayne Small-Cap Quality Value Series
[diamond] Phoenix-Oakhurst Growth and Income Series
[diamond] Phoenix-Oakhurst Strategic Allocation Series
[diamond] Phoenix-Oakhurst Value Equity Series
[diamond] Phoenix-Seneca Mid-Cap Growth Series
[diamond] Phoenix-Seneca Strategic Theme Series

MANAGED BY DUFF & PHELPS INVESTMENT MANAGEMENT CO.
[diamond] Phoenix-Duff & Phelps Real Estate Securities Series

MANAGED BY PHOENIX VARIABLE ADVISORS, INC.
[diamond] Phoenix-AIM Mid-Cap Equity Series
[diamond] Phoenix-Alliance/Bernstein Enhanced Index Series [diamond] Phoenix-Alliance/Bernstein Growth + Value Series [diamond] Phoenix-Lazard International Equity Select Series [diamond] Phoenix-Lazard Small-Cap Value Series
[diamond] Phoenix-Lazard U.S. Multi-Cap Series
[diamond] Phoenix-Lord Abbett Bond-Debenture Series
[diamond] Phoenix-Lord Abbett Large-Cap Value Series
[diamond] Phoenix-Lord Abbett Mid-Cap Value Series
[diamond] Phoenix-MFS Investors Growth Stock Series
[diamond] Phoenix-MFS Investors Trust Series
[diamond] Phoenix-MFS Value Series
[diamond] Phoenix-Northern Dow 30 Series
[diamond] Phoenix-Northern Nasdaq-100 Index(R) Series
[diamond] Phoenix-Sanford Bernstein Global Value Series [diamond] Phoenix-Sanford Bernstein Mid-Cap Value Series [diamond] Phoenix-Sanford Bernstein Small-Cap Value Series [diamond] Phoenix-State Street Research Small-Cap Growth Series


    We are offering this product only where we may lawfully do so. You should rely only on the information contained in this document or in one that we have referred you to. We have not authorized anyone to provide you with information that is different.

    An investment in a series is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

    This prospectus describes each of the series and provides important information you should know before investing in any series of the Fund. You should read this prospectus carefully and keep it for future reference.

    These securities have not been approved or disapproved by the Securities and Exchange Commission (SEC), nor has the SEC determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.


IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT:       [envelope]  PHOENIX LIFE INSURANCE COMPANY
                                                             PO Box 8027
                                                             Boston, MA 02266-8027

                                                 [telepone]  TEL. 800/541-0171


                                                  The Phoenix Edge Series Fund 1

                                TABLE OF CONTENTS

Heading                                                    Page
---------------------------------------------------------------
GUIDE TO THE PROSPECTUS....................................   3
THE SERIES:
   Phoenix-Aberdeen International Series...................   4
   Phoenix-AIM Mid-Cap Equity Series.......................   6
   Phoenix-Alliance/Bernstein Enhanced Index Series........   9
   Phoenix-Alliance/Bernstein Growth + Value Series........  12
   Phoenix-Duff & Phelps Real Estate Securities Series ....  15
   Phoenix-Engemann Capital Growth Series .................  18
   Phoenix-Engemann Small & Mid-Cap Growth Series .........  21
   Phoenix-Goodwin Money Market Series ....................  24
   Phoenix-Goodwin Multi-Sector Fixed Income Series........  27
   Phoenix-Goodwin Multi-Sector Short Term Bond Series.....  30
   Phoenix-Kayne Rising Dividends Series...................  33
   Phoenix-Kayne Small-Cap Quality Value Series............  35
   Phoenix-Lazard International Equity Select Series.......  37
   Phoenix-Lazard Small-Cap Value Series...................  40
   Phoenix-Lazard U.S. Multi-Cap Series....................  43
   Phoenix-Lord Abbett Bond-Debenture Series...............  46
   Phoenix-Lord Abbett Large-Cap Value Series..............  49
   Phoenix-Lord Abbett Mid-Cap Value Series................  52
   Phoenix-MFS Investors Growth Stock Series...............  54
   Phoenix-MFS Investors Trust Series .....................  56
   Phoenix-MFS Value Series................................  58
   Phoenix-Northern Dow 30 Series..........................  61
   Phoenix-Northern Nasdaq-100 Index(R) Series.............  63
   Phoenix-Oakhurst Growth and Income Series...............  65
   Phoenix-Oakhurst Strategic Allocation Series............  68
   Phoenix-Oakhurst Value Equity Series ...................  71
   Phoenix-Sanford Bernstein Global Value Series ..........  74
   Phoenix-Sanford Bernstein Mid-Cap Value Series..........  77
   Phoenix-Sanford Bernstein Small-Cap Value Series........  80
   Phoenix-Seneca Mid-Cap Growth Series ...................  83
   Phoenix-Seneca Strategic Theme Series...................  86
   Phoenix-State Street Research Small-Cap Growth Series...  89
MORE ABOUT INVESTMENT STRATEGIES...........................  92
DESCRIPTION OF PRINCIPAL RISKS.............................  93
MANAGEMENT OF THE FUND.....................................  98
   The Advisors............................................  98
   The Subadvisors.........................................  99
   Fees and Expenses Paid by the Fund...................... 103
MORE ABOUT THE FUND........................................ 103
   Organization of the Fund................................ 103
   Shares of Beneficial Interest........................... 103
   Taxes................................................... 104
   Disruptive Trading and Market Timing.................... 104
   Net Asset Value......................................... 104
   Disclaimers............................................. 105


2 The Phoenix Edge Series Fund

GUIDE TO THE PROSPECTUS
--------------------------------------------------------------------------------
    THIS GUIDE PROVIDES IMPORTANT INFORMATION ABOUT HOW TO USE AND UNDERSTAND THIS PROSPECTUS. PLEASE READ IT CAREFULLY BEFORE YOU READ THE REST OF THE PROSPECTUS.

    This prospectus discusses the multiple series of the Fund. Each series has its own investment objectives, strategies, restrictions and risks, and operates in many ways like a separate mutual fund. Phoenix Investment Counsel, Inc., Phoenix Variable Advisors, Inc., and Duff & Phelps Investment Management Co. are the investment advisors to the series. For most of the series, the advisors have retained subadvisors to provide day-to-day portfolio management.

    We are providing this guide to the prospectus to help you understand the information provided for each series and the Fund as a whole. Please read it carefully before you read the rest of the prospectus.

THE SERIES
    In the first section of the prospectus following this guide, you will find a description of each series. This description includes the series' investment objectives, the principal investment strategies used to seek to achieve its objectives, and the principal risks involved in these strategies.

    THERE IS NO GUARANTEE THAT ANY SERIES WILL ACHIEVE ITS OBJECTIVE.

    Some of these descriptions identify specific percentage limitations applicable to certain investments or strategies. These percentage limitations are applied at the time of purchase.

    This section also tells you the fees and estimated expenses of each series, the series' investment advisor and subadvisor, the individuals who will be managing each series, and performance and financial information for each series unless the series is new.

MORE ABOUT INVESTMENT STRATEGIES
    In the next section, you will find more information about investment strategies and practices that some or all of the series use, arranged in alphabetical order. This section is an important supplement to the individual series descriptions and you should read it carefully.

    Further descriptions of these investment strategies and practices can be found in the Statement of Additional Information (SAI).

DESCRIPTION OF PRINCIPAL RISKS
    The description of each series lists the principal risks applicable to that series. In the section entitled "Description of Principal Risks," you will find a discussion of each principal risk, arranged in alphabetical order. This section is an important supplement to the individual series descriptions and you should read it carefully.

    In addition, you should be aware of the following risks that apply to all series:

THE VALUE OF YOUR SHARES WILL FLUCTUATE
    The value of your shares of a series is based on the market value of the series' portfolio holdings. These values change, and can decrease as well as increase.

    Common stocks and other equity securities are particularly subject to the risks of changing economic, stock market, industry and company conditions and the subadvisor's ability to anticipate changes that can adversely affect the value of a series' investments. Debt security values change when interest rates change. Generally, when interest rates go up, the value of a debt security goes down; and when interest rates go down, the value of a debt security goes up.

    Changes in the market's perception of the issuer's creditworthiness, in economic, political, or market conditions, in relative values of currencies, and in the average maturity of a series' investments -- as well as the advisor's or subadvisor's ability to anticipate such changes -- can also affect the value of a series' shares.

YOU COULD LOSE MONEY
     You should understand that loss of money is a risk of investing in any of the series.

MANAGEMENT OF THE FUND
    This section provides information about the series' advisors and subadvisors, including the fees paid by each series for advisory services.

MORE ABOUT THE FUND
    The last section of the prospectus gives you additional information about the Fund, its organization, taxes, dividends, distributions, and net asset value.

                                                  The Phoenix Edge Series Fund 3

PHOENIX-ABERDEEN INTERNATIONAL SERIES
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
    High total return consistent with reasonable risk.

PRINCIPAL INVESTMENT STRATEGIES
[diamond] The series invests in a diversified portfolio of securities of non-U.S. issuers, including companies, governments, governmental agencies and international organizations. The series may invest in any region of the world. Under normal circumstances, the series will invest at least 80% of its assets in non-U.S. issuers located in not less than three countries. From time to time, the series may have more than 25% of its assets invested in any major industrial or developed country.

[diamond] The series will invest primarily in common stocks of established non-U.S. companies believed to have potential for capital growth, income or both. The series may invest in any amount for capital growth or for income. In determining whether assets will be invested for capital growth or for income, the advisor will analyze the international equity and fixed-income markets and assess the degree of risk and level of return that can be expected from each market.

[diamond] Country and geographic allocations are based on such economic, monetary and political factors as:
          o prospects for relative economic growth among countries;
          o expected levels of inflation;
          o government policies influencing business decisions;
          o relative price levels of the various capital markets;
          o the outlook for currency relationships; and
          o the range of individual investment opportunities available.


[diamond] Although the series intends to invest primarily in established companies, it may invest in securities of issuers of any size, and in countries with either developed or emerging markets. As of December 31, 2003, the market capitalization range for the series' equity securities was $300 million to $178 billion.


[diamond] Within the designated country allocations, the subadvisor uses primary research to select individual securities for investment based on factors such as industry growth, management strength and treatment of minority shareholders, financial soundness, market share, company valuation and earnings strength.

PRINCIPAL RISKS
    The series' investments are subject generally to market risk and the risk of selecting under-performing securities and asset classes, which may adversely affect the series and lead to loss of principal.

    The principal risks of investing in the series, which could adversely affect its net asset value, yield, and total return, are:

[diamond] Foreign Investment Risk
          o Foreign Currency Risk

[diamond] Growth Stock Investment Risk

[diamond] Equity Securities Investment Risk

    Please see "Description of Principal Risks" for a description of each of these risks.

CALENDAR YEAR ANNUAL TOTAL RETURN
    The following bar chart and table provide some indication of the risks of investing in the series. The bar chart shows changes in the series' performance from year to year over a 10-year period.(1) The table shows how the series' average annual returns compare to those of a broad-based securities market index and a more narrowly based benchmark that reflects the market sectors in which the series invests. The series' past performance is not necessarily an indication of how the series will perform in the future.

[GRAPHIC OMITTED]
          CALENDAR YEAR            ANNUAL RETURN (%)
              1994                      0.03
              1995                      9.59
              1996                     18.65
              1997                     12.04
              1998                     27.92
              1999                     29.49
              2000                    -15.81
              2001                    -24.04
              2002                    -14.81
              2003                     31.86

(1) The series' annual returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the period shown in the chart, the highest return for a quarter was 22.89% (quarter ended March
    1998) and the lowest return for a quarter was -22.03% (quarter ended September 2002).

--------------------------------------------------------------
  AVERAGE ANNUAL
  TOTAL RETURNS
  (FOR THE PERIOD
  ENDED 12/31/03)(2)      1 YEAR       5 YEARS     10 YEARS
--------------------------------------------------------------
  Phoenix-Aberdeen
  International Series    31.86%       -1.43%       5.66%
--------------------------------------------------------------
  MSCI EAFE Index(3)      39.17%        0.26%       4.78%
--------------------------------------------------------------
  S&P 500(R) Index(4)     28.71%       -0.57%       11.10%
--------------------------------------------------------------

(2) The series' average annual returns in this table do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted.

(3) The MSCI (Morgan Stanley Capital International) EAFE(R) Index measures foreign stock fund performance, which includes net dividends reinvested. Total return figures are net of foreign withholding taxes. The EAFE(R) is an aggregate of 21 individual country indexes in Europe, Australia, New Zealand and the Far East. The index is not available for direct investment.


(4) The S&P 500(R) Index is an unmanaged, commonly used measure of stock market total return performance and is provided for general comparative purposes. The index is not available for direct investment.


4 Phoenix-Aberdeen International Series

SERIES EXPENSES
    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed under the contracts for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.

ANNUAL SERIES OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM THE SERIES' ASSETS)

Management Fees                                         0.75%

Distribution and/or Service (12b-1) Fees                 None

Other Expenses                                          0.32%
                                                        -----
TOTAL ANNUAL SERIES OPERATING EXPENSES                  1.07%
                                                        =====
EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (not including contract fees or sales charges) would be:

----------------------------------------------------------------
                        1 YEAR    3 YEARS   5 YEARS   10 YEARS
----------------------------------------------------------------

  Phoenix-Aberdeen       $109      $341      $591     $1,308
  International Series

----------------------------------------------------------------

MANAGEMENT OF THE SERIES

THE ADVISOR AND SUBADVISOR
    Phoenix Investment Counsel, Inc. (PIC), is the investment advisor to the series. Aberdeen Fund Managers, Inc. (Aberdeen), is the subadvisor to the series and is responsible for its day-to-day portfolio management. You will find more information about PIC and Aberdeen in the "Management of the Fund" section of the prospectus.

PORTFOLIO MANAGEMENT
    Aberdeen's senior strategy committee determines and monitors the series' regional allocations across the globe on a monthly basis. An Aberdeen team of investment professionals located in offices spread around the world selects securities for the series' portfolio.

FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand the series' financial performance for the past five years. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees or expenses were imposed, performance would be lower. This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in the Annual Report and by reference in the Statement of Additional Information.

                                                                                         YEAR ENDED DECEMBER 31,
                                                                                         -----------------------
                                                                      2003          2002         2001         2000         1999
                                                                      ----          ----         ----         ----         ----
Net asset value, beginning of period.............................    $ 8.24        $ 9.78       $13.25       $17.19       $15.46
INCOME FROM INVESTMENT OPERATIONS

   Net investment income (loss)..................................      0.18          0.12         0.06         0.08         0.23
   Net realized and unrealized gain (loss).......................      2.41         (1.56)       (3.23)       (2.77)        4.13
                                                                     ------        ------       ------       ------       ------
     TOTAL FROM INVESTMENT OPERATIONS............................      2.59         (1.44)       (3.17)       (2.69)        4.36
                                                                     ------        ------       ------       ------       ------
LESS DISTRIBUTIONS

   Dividends from net investment income..........................     (0.17)        (0.10)          --        (0.06)       (0.39)
   Distributions from net realized gains.........................        --            --        (0.30)       (1.19)       (2.24)
                                                                     ------        ------       ------       ------       ------
     TOTAL DISTRIBUTIONS.........................................     (0.17)        (0.10)       (0.30)       (1.25)       (2.63)
                                                                     ------        ------       ------       ------       ------
CHANGE IN NET ASSET VALUE........................................      2.42         (1.54)       (3.47)       (3.94)        1.73
                                                                     ------        ------       ------       ------       ------
NET ASSET VALUE, END OF PERIOD...................................    $10.66        $ 8.24       $ 9.78       $13.25       $17.19
                                                                     ======        ======       ======       ======       ======
Total return.....................................................     31.86%       (14.81)%     (24.04)%     (15.81)%      29.49%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands).........................  $145,580      $113,174     $160,224     $233,609     $298,973

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses............................................      1.07%         1.05%        1.02%        1.02%        1.01%
   Net investment income.........................................      1.99%         1.18%        0.72%        0.54%        0.81%
Portfolio turnover...............................................        39%           34%          74%          94%          79%


                                         Phoenix-Aberdeen International Series 5

PHOENIX-AIM MID-CAP EQUITY SERIES
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
    Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

[diamond] Under normal circumstances, the series invests at least 80% of its assets, plus the amount of any borrowings for investment purposes, in equity securities, including convertible securities of mid-cap companies. In complying with the 80% investment requirement, the series' investments may include synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the series' direct investments. The series considers a company to be a mid-cap company if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized companies included in the Russell Midcap(R) Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. As of December 31, 2003, the market capitalization range for the series equity securities was $1.5 billion to $17.9 billion.


[diamond] The series may invest up to 20% of its assets in equity securities of companies in other market capitalization ranges or in investment-grade debt securities. For risk management purposes or cash management purposes, the series may also hold a portion of its assets in cash or cash equivalents. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

[diamond] The series may invest up to 25% of its assets in foreign securities.

[diamond] In selecting investments, the subadvisor seeks to identify those companies that are, in its view, undervalued relative to current or projected earnings, or to the current market value of assets owned by the company. The primary emphasis of the subadvisor's search for undervalued equity securities is in four categories:

          o  out-of-favor cyclical growth companies;

          o established growth companies that are undervalued compared to historical relative valuation parameters;

          o companies where there is early but tangible evidence of improving prospects which are not yet reflected in the value of the companies' equity securities; and

          o companies whose equity securities are selling at prices that do not yet reflect the current market value of their assets.

    The subadvisor considers whether to sell a particular security when any of these factors materially changes.

TEMPORARY DEFENSE STRATEGY LANGUAGE

[diamond] In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the series may temporarily hold all or a portion of its assets in cash, cash equivalents or high quality debt instruments. As a result, the series may not achieve its investment objective.

PRINCIPAL RISKS
    The series' investments are subject generally to market risk and the risk of selecting underperforming securities and asset classes which may adversely affect the series and lead to loss of principal.

    The principal risks of investing in the series, which could adversely affect its net asset value, yield, and total return, are:

[diamond] Equity Securities Investment Risk
[diamond] Foreign Investment Risk

    Please see "More About Principal Risks" for a description of each of these risks.

CALENDAR YEAR ANNUAL TOTAL RETURN
The following bar chart and table provide some indication of the risks of investing in the series. The bar chart shows changes in the series' performance from year to year over the life of the series.(1) The table shows how the series' average annual total returns compare to those of a broad-based securities market index and a more narrowly based benchmark that reflects the market sectors in which the series invests. The series' past performance is not necessarily an indication of how the series will perform in the future.

[GRAPHIC OMITTED]
          CALENDAR YEAR            ANNUAL RETURN (%)
              2002                      -10.89
              2003                       28.19

(1) The series' annual returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the period shown in the chart, the highest return for a quarter was 16.95% (quarter ended June 2003) and the lowest return for a quarter was -14.62% (quarter ended September
    2002).

-----------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS                       LIFE OF
  (FOR THE PERIOD ENDED 12/31/03)(2)      1 YEAR    THE SERIES(3)
-----------------------------------------------------------------

  Phoenix-AIM Mid-Cap Equity Series       28.19%       9.47%

-----------------------------------------------------------------

  Russell Midcap(R) Index(4)              40.06%       13.05%

-----------------------------------------------------------------

  S&P 500(R) Index(5)                     28.71%       3.19%

-----------------------------------------------------------------

(2) The series' average annual returns in this table do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted.

(3) Since October 29, 2001.

(4) The Russell Midcap(R) Index is a market capitalization-weighted index of medium-capitalization stocks of U.S. companies. The index is calculated on a total-return basis with dividends reinvested. The index is not available for direct investment.


(5) The S&P 500(R) Index is an unmanaged, commonly used measure of stock market total return performance and is provided for general comparative purposes. The index is not available for direct investment.


6 Phoenix-AIM Mid-Cap Equity Series

SERIES EXPENSES
    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed under the contracts for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.

ANNUAL SERIES OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM THE SERIES ASSETS)
Management Fees                                        0.85%

Distribution and/or Service (12b-1) Fees               None

Other Expenses                                         1.42%
                                                       -----
TOTAL ANNUAL SERIES OPERATING EXPENSES(1)              2.27%
                                                       =====

(1) The series' investment advisor has voluntarily agreed to reimburse the series' expenses other than the management fees to the extent that such expenses exceed 0.25% of the series' average net assets (the "expense cap"). The series operating expenses after reimbursement were 1.10% for the year ended December 31, 2003. The expense cap noted above may be changed or eliminated at any time without notice.

EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (not including contract fees or sales charges) would be:

---------------------------------------------------------------
                          1 YEAR   3 YEARS  5 YEARS  10 YEARS
---------------------------------------------------------------

  Phoenix-AIM Mid-Cap      $230     $710     $1,217   $2,609
  Equity Series

---------------------------------------------------------------


Note: your actual expenses would be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the reimbursement of expenses over certain levels by the series' investment advisor. Refer to the section "Management of the Fund" for information about expense reimbursement.


MANAGEMENT OF THE SERIES

THE ADVISOR AND SUBADVISOR
    Phoenix Variable Advisors, Inc. (PVA), is the investment advisor to the series. A I M Capital Management, Inc. (AIM), is the subadvisor to the series and is responsible for its day-to-day portfolio management. You will find more information about PVA and AIM in the "Management of the Fund" section of this prospectus.

PORTFOLIO MANAGEMENT
    The subadvisor uses a team approach to investment management. The individual member of the team who is primarily responsible for the day-to-day management of the series' portfolio is Ronald S. Sloan. He is assisted by the AIM Mid/Large Cap Core Team.

   RONALD S. SLOAN is a Senior Portfolio Manager with AIM. He has been responsible for the AIM Mid-Cap Equity Fund since 1998 and has been associated with the advisor and/or its affiliates since 1998. From 1993 to 1998, he was President of Verissimo Research and Management, Inc.

                                             Phoenix-AIM Mid-Cap Equity Series 7

FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand the series' financial performance for the period of the series' operations. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees or expenses were imposed, performance would be lower. This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in the Annual Report and by reference in the Statement of Additional Information.


                                                                                                   YEAR ENDED            FROM
                                                                                                   DECEMBER 31,       INCEPTION
                                                                                                   ------------      10/29/01 TO
                                                                                                2003         2002      12/31/01
                                                                                                ----         ----      --------
Net asset value, beginning of period.....................................................      $ 9.48       $10.66      $10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)..........................................................           --(4)       -- (4)      -- (4)
   Net realized and unrealized gain (loss)...............................................        2.68        (1.17)       0.66
                                                                                               ------      -------      ------
     TOTAL FROM INVESTMENT OPERATIONS....................................................        2.68        (1.17)       0.66
                                                                                               ------      -------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income..................................................          --           -- (4)      --
   Distributions from net realized gains.................................................          --        (0.01)         --
                                                                                                -----      -------       -----
     TOTAL DISTRIBUTIONS.................................................................          --        (0.01)         --
                                                                                                -----      -------       -----
CHANGE IN NET ASSET VALUE................................................................        2.68        (1.18)       0.66
                                                                                               ------      -------      ------
NET ASSET VALUE, END OF PERIOD...........................................................      $12.16       $ 9.48      $10.66
                                                                                               ======       ======      ======
Total return.............................................................................       28.19%      (10.89)%      6.55%(3)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands).................................................     $13,550       $7,887      $3,752

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(1).................................................................        1.10%(5)     1.09%(5)    1.05%(2)
   Net investment income.................................................................       (0.06)%      (0.07)%      0.16%(2)
Portfolio turnover.......................................................................          42%          47%         12%(3)

(1) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.27%, 3.43% and 7.13% for the periods ended December 31, 2003, 2002 and 2001, respectively.
(2) Annualized.
(3) Not annualized.
(4) Amount is less than $0.01.
(5) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

8 Phoenix-AIM Mid-Cap Equity Series

PHOENIX-ALLIANCE/BERNSTEIN ENHANCED INDEX SERIES
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
    High total return.

PRINCIPAL INVESTMENT STRATEGIES
[diamond] Under normal conditions, the series will invest at least 80% of its assets in common stocks and other equity securities.


[diamond] The series invests in a diversified portfolio of securities of large- and medium-capitalization companies within the market sectors reflected in the S&P 500(R) Index (S&P 500). The S&P 500 is a market weighted compilation of 500 common stocks selected on a statistical basis by Standard & Poor's Corporation. The S&P 500 is typically composed of issues in the following sectors: industrial, financial, public utilities, and transportation.


[diamond] The subadvisor will evaluate each of the economic sectors represented in the S&P 500. The series will invest in securities that the subadvisor believes to be undervalued and which offer growth potential and an overall volatility of return similar to that of the S&P 500. As of December 31, 2003, the market capitalization range for the series equity securities was $1.2 billion to $311 billion.

[diamond] The subadvisor will seek to reduce the series' volatility relative to the S&P 500 by attempting to generally match the series' equities holdings to various risk characteristics of the S&P 500 such as market capitalization, weightings and diversification. The subadvisor then uses fundamental analysis and systematic stock valuation to exclude stocks within economic sectors which appear to be extremely overvalued.

ENHANCED INDEX
[diamond] Research: The subadvisors of the series two research teams follow over 700 predominantly large- and medium-sized U.S. companies. A substantial majority of these companies are issuers of securities that are included in the S&P 500 Index. Both analyst groups combine extensive field research with financial analysis to develop earnings models for the companies in their sectors. Growth analysts seek to identify companies with a strong franchise, dominant market share, high return on equity, and consistent superior earnings growth. Value analysts search for companies that have a strong balance sheet, credible management team, attractive price in relation to mid-cycle earnings, and that are undertaking actions to restore profitability.

[diamond] Valuation: The subadvisor seeks to exploit market anomalies by identifying misvaluations. Misvaluations in the growth domain exist when investors underestimate the potential for acceleration in growth in industry leading businesses. Misvaluations in the value domain are created by risk-averse investors who overreact to current conditions, assuming that companies facing immediate problems will never recover. However, these companies often take corrective action to restore profitability, and economic conditions that have depressed earnings usually recede.

[diamond] Stock Selection: A diversified portfolio is constructed using disciplined buy and sell rules. Sector weightings will generally approximate those of the S&P 500. The series will be principally comprised of the top rated stocks of both the growth and value research teams. Finally, the series holds a number of other stocks to enhance the diversification.

PRINCIPAL RISKS
    The series' investments are subject generally to market risk and the risk of selecting underperforming securities and asset classes, which may adversely affect the series and lead to loss of principal.

    The principal risks of investing in the series, which could adversely affect its net asset value, yield, and total return, are:

[diamond] Equity Securities Investment Risk
[diamond] Index Investment Risk

    Please see "Description of Principal Risks" for a description of each of these risks.

CALENDAR YEAR ANNUAL TOTAL RETURN
    The following bar chart and table provide some indication of the risks of investing in the series. The bar chart shows changes in the series' total return performance from year to year over the life of the series.(1) The table shows how the series' average annual returns compare to those of a broad-based securities market index and a more narrowly based benchmark that reflects the market sectors in which the series invests. The series' past performance is not necessarily an indication of how the series will perform in the future.

[GRAPHIC OMITTED]
          CALENDAR YEAR            ANNUAL RETURN (%)
              1998                      31.68
              1999                      18.86
              2000                     -11.47
              2001                     -11.90
              2002                     -23.68
              2003                      26.23

(1) The series' annual returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the period shown in the chart, the highest return for a quarter was 22.09% (quarter ended December
    1998) and the lowest return for a quarter was -17.39% (quarter ended September 2002).

                              Phoenix-Alliance/Bernstein Enhanced Index Series 9

---------------------------------------------------------------
                                                      LIFE OF
 AVERAGE ANNUAL TOTAL RETURNS                           THE
 (FOR THE PERIOD ENDED 12/31/03)(2)  1 YEAR   5 YEARS  SERIES(3)
---------------------------------------------------------------

  Phoenix-Alliance/Bernstein
  Enhanced Index Series              26.23%    -2.24%    3.44%

---------------------------------------------------------------

  S&P 500(R) Index(4)                28.71%    -0.57%    4.42%

---------------------------------------------------------------

(2) The series' annual returns in this table do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted.
(3) Since July 15, 1997.


(4) The S&P 500(R) Index is an unmanaged, commonly used measure of stock market total return performance and is provided for general comparative purposes. The index is not available for direct investment.


SERIES EXPENSES
    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed under the contracts for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.

ANNUAL SERIES OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
FROM SERIES' ASSETS)

Management Fees                                         0.45%

Distribution and/or Service (12b-1) Fees                 None

Other Expenses                                          0.29%
                                                        -----
TOTAL ANNUAL SERIES OPERATING EXPENSES(5)               0.74%
                                                        =====

(5) The series' investment advisor has voluntarily agreed to reimburse the series' expenses other than the management fees to the extent that such expenses exceed 0.20% of the series' average net assets (the "expense cap"). The series operating expenses after reimbursement were 0.65% for the year ended December 31, 2003. The expense cap noted above may be changed or eliminated at any time without notice.

EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (not including contract fees or sales charges) would be:

--------------------------------------------------------------
                       1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------
  Phoenix-Alliance
  /Bernstein
  Enhanced Index        $76       $238      $414      $924
  Series

--------------------------------------------------------------


Note: your actual expenses would be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the reimbursement of expenses over certain levels by the series' investment advisor. Refer to the section "Management of the Fund" for information about expense reimbursement.


MANAGEMENT OF THE SERIES

THE ADVISOR AND SUBADVISOR
    Phoenix Variable Advisors, Inc. (PVA), is the investment advisor to the series. Alliance Capital Management L.P. (Alliance), is the subadvisor to the series and is responsible for its day-to-day portfolio management. You will find more information about PVA and Alliance in the "Management of the Fund" section of this prospectus.

PORTFOLIO MANAGEMENT
    Day-to-day investment decisions for the series will be made by Alliance's Investment Policy Group for Enhanced Markets, which is chaired by Drew Demakis. Mr. Demakis joined Alliance in 1998 as senior portfolio manager-international equities and remains a member of the Global and International Value Investment Policy Groups. In addition, he is chairperson of the Risk Investment Policy Group and assumed his position as Chief Investment Officer for Enhanced Market Services in 2003.

10 Phoenix-Alliance/Bernstein Enhanced Index Series

FINANCIAL HIGHLIGHTS
    The financial highlights table is intended to help you understand the series' financial performance for the period of the series' operations. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees or expenses were imposed, performance would be lower. This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in the Annual Report and by reference in the Statement of Additional Information.


                                                                                         YEAR ENDED DECEMBER 31,
                                                                                         -----------------------
                                                                      2003          2002         2001(3)       2000         1999
                                                                      ----          ----         -----         ----         ----
Net asset value, beginning of period.............................    $ 8.17        $10.81        $12.44       $14.64       $13.08
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)..................................      0.10          0.08          0.09         0.11         0.12
   Net realized and unrealized gain (loss).......................      2.04         (2.63)        (1.57)       (1.75)        2.33
                                                                     ------        ------        ------       ------       ------
     TOTAL FROM INVESTMENT OPERATIONS............................      2.14         (2.55)        (1.48)       (1.64)        2.45
                                                                     ------        ------        ------       ------       ------
LESS DISTRIBUTIONS
   Dividends from net investment income..........................    (0.10)         (0.09)        (0.08)       (0.11)       (0.12)
   Distributions from net realized gains.........................        --            --         (0.07)       (0.45)       (0.77)
                                                                     ------        ------        ------       ------       ------
     TOTAL DISTRIBUTIONS.........................................     (0.10)        (0.09)        (0.15)       (0.56)       (0.89)
                                                                     ------        ------        ------       ------       ------
CHANGE IN NET ASSET VALUE........................................      2.04         (2.64)        (1.63)       (2.20)        1.56
                                                                     ------        ------        ------       ------       ------
NET ASSET VALUE, END OF PERIOD...................................    $10.21        $ 8.17        $10.81       $12.44       $14.64
                                                                     ======        ======        ======       ======       ======
Total return.....................................................    26.23%        (23.68)%      (11.90)%     (11.47)%      18.86%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands).........................  $110,334       $82,978      $105,493     $115,625     $131,860

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(1).........................................      0.65%        0.63%(2)       0.55%(2)     0.55%        0.55%
   Net investment income.........................................      1.18%         0.91%         0.80%        0.80%        0.95%
Portfolio turnover...............................................        52%           44%           40%          63%          45%

(1) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.74%, 0.73%, 0.70%, 0.69% and 0.75% for the periods ended December 31, 2003, 2002,
    2001, 2000 and 1999, respectively.
(2) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(3) As required, effective January 1, 2001, the Fund adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. There was no effect to net investment income per share and net realized and unrealized gain (loss) per share and the ratio of net investment income to average net assets. Per share ratios and supplemental data from prior periods have not been restated to reflect this change.

                             Phoenix-Alliance/Bernstein Enhanced Index Series 11

PHOENIX-ALLIANCE/BERNSTEIN GROWTH + VALUE SERIES
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
    Long-term capital growth.

PRINCIPAL INVESTMENT STRATEGIES
[diamond] The series will invest primarily in common stocks of large capitalization U.S. companies included in the Russell 1000(R) Index (Russell 1000). The Russell 1000 is a market capitalization-weighted index that measures the performance of the 1,000 largest U.S. companies.

[diamond] Normally, about 60-105 companies will be represented in the series, with 25-35 companies primarily from the Russell 1000(R) Growth Index (Growth Index) constituting approximately 50% of the series assets, and 40-70 companies primarily from the Russell 1000(R) Value Index (Value Index) constituting the remainder of the series assets. Daily cash flows will be divided between the two portfolio segments for purposes of maintaining the targeted 50%/50% allocation between growth and value stocks. While it is not expected that the allocation of assets between the series' growth and value assets will deviate more than 10% from the target allocation, it is possible that this deviation may be higher due to factors such as market fluctuation, economic conditions, corporate transactions and declaration of dividends. In the event the allocation of the series' assets between growth and value stocks differs by more than 10% from the target 50%/50% allocation, the subadvisor will rebalance each portfolio segment's assets in order to maintain the target allocation. As a result, assets may be allocated from the portfolio segment that has appreciated more or depreciated less to the other. Rebalancing will entail transaction costs which over time may be significant.

[diamond] The Growth Index measures the performance of the Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Value Index measures the performance of the Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. This combination of growth stocks and value stocks is intended to enhance performance of the series over time, and reduce the series' overall risk in comparison to funds which invest exclusively in growth or value stocks. During particular periods, the series may outperform or underperform funds which invest exclusively in growth or in value stocks.

[diamond] The subadvisor's investment strategy for the portion of the series assets invested in growth stocks emphasizes stock selection. The subadvisor relies heavily upon the fundamental analysis and rigorous research of its internal research staff. The subadvisor selects investments based on strong management, superior industry positions, excellent balance sheets and superior earnings growth; where all of these strengths have not been reflected in the company's stock price. In managing the series, the subadvisor seeks to take advantage of market volatility. During market declines, the subadvisor will add to positions, causing the series to become somewhat more aggressive. Conversely, in rising markets, the subadvisor will trim or eliminate positions and as a result the series will become more conservative. As of December 31, 2003, the market capitalization range for the series equity securities was $2.2 billion to $311 billion.

[diamond] The subadvisor's method of selecting the investments for the portion of the series' assets invested in value stocks is to measure each stock's long-term expected return by comparing the price of the security to the company's long-term cash flows. The subadvisor will only purchase those stocks that it has above-average confidence in the reliability of its analysts' forecasts. The subadvisor may delay its purchase of securities if recent weakness in the stock or negative earnings revisions by analysts indicate that the stock price is likely to decline in the near future, and it may delay its sale of securities if recent strength in the stock or upward earnings revisions indicate the stock is likely to rise soon. The subadvisor will control risk within the value portion of the series by reviewing whether there is undue portfolio exposure to industry sector and other risk factors. The subadvisor will take more risk when unusually large value distortions within the value realm create unusually large opportunities to add returns, and it will take less risk when the opportunities are limited.

[diamond] In addition to investing in equity securities, the series also may:

          o invest up to 20% of the growth portion of its net assets in convertible securities;

          o invest up to 5% of the growth portion of its net assets in rights or warrants;

          o invest up to 15% of its total assets in foreign securities (For these purposes, a foreign security is a security issued by a non-U.S. company, which is defined as a company that: (i) is organized outside the United States; (ii) has its principal place of business outside the United States; and (iii) issues securities traded principally in a foreign country. Companies that do not fall within the definition of a non-U.S. company would be considered a U.S. company and therefore not subject to the above limitation on foreign securities. American Depository Receipts are not considered foreign securities for purposes of the 15% limitation set forth above and may be purchased by the series.); and

          o purchase and sell exchange-traded index options and stock index futures contracts, write covered exchange-traded call options on its securities up to 15% of the growth portion of its total assets, and purchase exchange-traded call and put options on common stocks up to, for all options, 10% of the growth portion of its total assets.

[diamond] The subadvisor's portfolio selection method may result in a higher portfolio turnover rate. High portfolio turnover rates may increase costs to the series, may negatively affect fund performance.

12 Phoenix-Alliance/Bernstein Growth + Value Series

PRINCIPAL RISKS
    The series' investments are subject generally to market risk and the risk of selecting under-performing securities and asset classes which may adversely affect the series and lead to loss of principal.

    The principal risks of investing in the series, which could adversely affect its net asset value, yield, and total return, are:

[diamond] Equity Securities Investment Risk
[diamond] Growth Stock Investment Risk
[diamond] Value Investing Risk
[diamond] Reduced Diversification Risk
[diamond] Foreign Investment Risk
[diamond] Derivative Investment Risk
[diamond] Convertible Securities Investment Risk

    Please see "More About Principal Risks" for a description of each of these risks.

CALENDAR YEAR ANNUAL TOTAL RETURN
    The following bar chart and table provide some indication of the risks of investing in the series. The bar chart shows changes in the series' performance from year to year over the life of the series.(1) The table shows how the series' average annual total returns compare to those of a broad-based securities market index and a more narrowly based benchmark that reflects the market sectors in which the series invests. The series' past performance is not necessarily an indication of how the series will perform in the future.

[GRAPHIC OMITTED]
          CALENDAR YEAR            ANNUAL RETURN (%)
              2002                      -25.06
              2003                       26.06

(1) The series' annual returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the period shown in the chart, the highest return for a quarter was 12.71% (quarter ended June 2003) and the lowest return for a quarter was -15.91% (quarter ended September
    2002).

-----------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS                       LIFE OF
  (FOR THE PERIOD ENDED 12/31/03)(2)      1 YEAR    THE SERIES(3)
-----------------------------------------------------------------

  Phoenix-Alliance/Bernstein Growth +     26.06%       0.51%
  Value Series

-----------------------------------------------------------------

  Russell 1000(R) Index(4)                29.89%       4.00%
-----------------------------------------------------------------

  S&P 500(R) Index(5)                     28.71%       3.19%

-----------------------------------------------------------------

(2) The series' average annual returns in this table do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted.

(3) Since October 29, 2001.

(4) The Russell 1000(R)Index is a market capitalization-weighted index of the 1,000 largest U.S. companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total-return basis with dividends reinvested. The index is not available for direct investment.


(5) The S&P 500(R) Index is an unmanaged, commonly used measure of stock market total return performance and is provided for general comparative purposes. The index is not available for direct investment.


SERIES EXPENSES
    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed by the variable insurance contract for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.

ANNUAL SERIES OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM THE SERIES' ASSETS)

Management Fees                                      0.85%

Distribution and/or Service (12b-1) Fees             None

Other Expenses                                       1.80%
                                                     -----
TOTAL ANNUAL SERIES OPERATING EXPENSES(6)            2.65%
                                                     =====

(6) The series' investment advisor has voluntarily agreed to reimburse the series' expenses other than the management fees to the extent that such expenses exceed 0.25% of the series' average net assets (the "expense cap"). The series operating expenses after reimbursement were 1.10% for the year ended December 31, 2003. The expense cap noted above may be changed or eliminated at any time without notice.

EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (not including contract fees or sales charges) would be:

------------------------------------------------------------------
                               1 YEAR  3 YEARS  5 YEARS  10 YEARS
------------------------------------------------------------------
 Phoenix-Alliance/Bernstein
 Growth + Value Series          $268     $824   $1,405    $2,984

------------------------------------------------------------------


Note: your actual expenses would be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the reimbursement of expenses over certain levels by the series' investment advisor. Refer to the section "Management of the Fund" for information about expense reimbursement.


MANAGEMENT OF THE SERIES

THE ADVISOR AND SUBADVISOR
    Phoenix Variable Advisors, Inc. (PVA), is the investment advisor to the series. Alliance Capital Management L.P. (Alliance) is the subadvisor to the series and is responsible for

                             Phoenix-Alliance/Bernstein Growth + Value Series 13
its day-to-day portfolio management. You will find more information about PVA and Alliance in the "Management of the Fund" section of this prospectus.

PORTFOLIO MANAGEMENT
    SETH J. MASTERS is the Chief Investment Officer for Style Blend Services and has overall responsibility for rebalancing and administration of the growth and value components of the Phoenix-Alliance/Bernstein Growth + Value Series to ensure the portfolio meets its stated investment objectives.

    The growth portion of the series will be managed by the Alliance Large Cap Growth team. Karen Sesin will be principally responsible for day-to-day decisions for the growth portion of the portfolio.

    KAREN A. SESIN is a Senior Vice President and Large Cap Growth Portfolio Manager. Ms. Sesin joined Alliance Capital in 1999 after serving as chief investment officer for Waycrosse, Inc., an investment company affiliated with Cargill, Inc., the largest private company in the U.S. Prior to Waycrosse, she worked for The Pillsbury Company where she had investment responsibilities for the pension and saving plan assets. Previously, Ms. Sesin worked for The Northern Trust Company in both investment consulting and banking positions. She has a B.S. from the University of Illinois at Urbana, and a M.B.A. from Northwestern University.

    STEPHANIE SIMON is Vice President and Large Cap Portfolio Manager and joined ACMC in 1998 after serving as Chief Investment Officer for Sargent Management Company from 1996 to 1998.

    Day-to-day investment management decisions for the value portion of the series will be made by Marilyn Goldstein Fedak.

    MARILYN GOLDSTEIN FEDAK has served as Executive Vice President and Chief Investment Officer - U.S. Value Equities of ACMC since October 2000 and, prior to that, served as Chief Investment Officer and Chairman of the U.S. Equity Investment Policy Group at Sanford C. Bernstein & Co, Inc., from 1993 to 2000.


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
    The financial highlights table is intended to help you understand the series' financial performance for the period of the series' operations. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees or expenses were imposed, performance would be lower. This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in the Annual Report and by reference in the Statement of Additional Information.



                                                                                                  YEAR ENDED             FROM
                                                                                                  DECEMBER 31,         INCEPTION
                                                                                                  ------------        10/29/01 TO
                                                                                                2003         2002       12/31/01
                                                                                                ----         ----       --------

Net asset value, beginning of period......................................................     $ 7.97       $10.69       $10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)...........................................................       0.04         0.04         0.01
   Net realized and unrealized gain (loss)................................................       2.04        (2.72)        0.69
                                                                                               ------      -------       ------
   TOTAL FROM INVESTMENT OPERATIONS.......................................................       2.08        (2.68)        0.70
                                                                                               ------      -------       ------
LESS DISTRIBUTIONS
   Dividends from net investment income...................................................      (0.04)       (0.04)       (0.01)
                                                                                               -------     -------      -------
     TOTAL DISTRIBUTIONS..................................................................      (0.04)       (0.04)       (0.01)
                                                                                               -------     -------      -------
CHANGE IN NET ASSET VALUE.................................................................       2.04        (2.72)        0.69
                                                                                               ------      -------       ------
NET ASSET VALUE, END OF PERIOD............................................................     $10.01       $ 7.97       $10.69
                                                                                               ======       ======       ======
Total return..............................................................................     26.06%       (25.06)%       7.03%(3)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)..................................................     $9,346       $5,076       $3,707

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(1)..................................................................       1.10%        1.08%        1.05%(2)
   Net investment income..................................................................       0.51%        0.53%        0.80%(2)
Portfolio turnover........................................................................         28%          25%           1%(3)

(1) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.65%, 3.76% and 7.93% for the periods ended December 31, 2003, 2002 and 2001, respectively.
(2) Annualized.
(3) Not annualized.

14 Phoenix-Alliance/Bernstein Growth + Value Series

PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
    Capital appreciation and income with approximately equal emphasis.

PRINCIPAL INVESTMENT STRATEGIES
[diamond] Under normal circumstances, the series intends to invest at least 80% of its assets in marketable securities of publicly traded real estate investment trusts (REITs) and companies that are principally engaged in the real estate industry. REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans. Generally, REITs can be classified as equity REITs, mortgage REITs or hybrid REITs. The series intends to emphasize investment in equity REITs. The series' policy if investing 80% of its assets in real estate related securities may be changed only upon 60 days' written notice to shareholders.

[diamond] In determining whether an issuer is "principally engaged" in the real estate industry, the advisor seeks companies which derive at least 50% of their gross revenues or net profits from the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate.

[diamond] The advisor uses a blended approach in its security selection process, combining a pursuit of growth and value. Securities are selected using a two-tiered screening process. First the advisor screens the universe of eligible securities for those that it believes offer the potential for initial appreciation, continued dividend growth and that show signs the issuer is an efficient user of capital. Securities that survive this screening are further evaluated based on interviews and fundamental research that focus on the issuer's strength of management and property, financial and performance reviews.

[diamond] Securities are evaluated for sale if their market value exceeds the advisor's estimated value, its financial performance is expected to decline or if the advisor believes the security's issuer fails to adjust its strategy to the real estate market cycle.

[diamond] The series is non-diversified under federal securities laws.

PRINCIPAL RISKS
    The series' investments are subject generally to market risk and the risk of selecting underperforming securities and asset classes, which may adversely affect the series and lead to loss of principal.

    Because the series invests in real estate securities, the value of its shares will fluctuate in response to changes in economic conditions within the real estate industry. Risks associated with the direct ownership of real estate and with the real estate industry in general include: (i) possible declines in the value of real estate; (ii) risks related to general and local economic conditions; (iii) possible lack of availability of mortgage funds; (iv) overbuilding; (v) extended vacancies of properties; (vi) increases in competition, property taxes and operating expenses; (vii) changes in zoning laws; (viii) costs of clean-up of and liability for environmental problems; (ix) casualty or condemnation losses; (x) uninsured damages from flood, earthquakes or other natural disasters; (xi) limitations on and variations in rents; (xii) dependency on property management skill; (xiii) the appeal of properties to tenants; and (xiv) changes in interest rates.

    Other principal risks of investing in the series, which could adversely affect its net asset value, yield, and total return, are:

[diamond] REIT Investment Risk

[diamond] Equity Securities Investment Risk

[diamond] Non-Diversification Risk

    Please see "Description of Principal Risks" for a description of each of these risks.

CALENDAR YEAR ANNUAL TOTAL RETURN
    The following bar chart and table provide some indication of the risks of investing in the series. The bar chart shows changes in the series' performance from year to year over the life of the series.(1) The table shows how the series' average annual returns compare to those of a broad-based securities market index and a more narrowly based benchmark that reflects the market sectors in which the series invests. The series' past performance is not necessarily an indication of how the series will perform in the future.

[GRAPHIC OMITTED]
          CALENDAR YEAR            ANNUAL RETURN (%)
              1996                     33.09
              1997                     22.05
              1998                    -21.19
              1999                      4.78
              2000                     30.78
              2001                      6.62
              2002                     12.08
              2003                     38.27

(1) The series' annual returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the period shown in the chart, the highest return for a quarter was 17.66% (quarter ended December
    1996) and the lowest return for a quarter was -13.12% (quarter ended September 1998).

                          Phoenix-Duff & Phelps Real Estate Securities Series 15

--------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS                         LIFE OF
 (FOR THE PERIOD ENDED                                 THE
 12/31/03)(2)                     1 YEAR  5 YEARS    SERIES(3)
--------------------------------------------------------------

 Phoenix-Duff & Phelps
 Real Estate Securities         38.27%    17.75%     15.21%
 Series

--------------------------------------------------------------

 NAREIT Total Return Equity     37.14%    14.35%    13.62%
 Index(4)

--------------------------------------------------------------

 S&P 500(R) Index(5)            28.71%    -0.57%    11.18%

--------------------------------------------------------------
(2) The series' average annual returns in this table do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted.

(3) Since May 1, 1995.

(4) The NAREIT (National Association of Real Estate Investment Trusts) Total Return Equity Index measures the total return performance of real estate investment trusts. The index is not available for direct investment.


(5) The S&P 500(R) Index is an unmanaged, commonly used measure of stock market total return performance and is provided for general comparative purposes. The index is not available for direct investment.


SERIES EXPENSES
    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed under the contracts for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.

ANNUAL SERIES OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
FROM SERIES' ASSETS)

Management Fees                                           0.75%

Distribution and/or Service (12b-1) Fees                   None

Other Expenses                                            0.32%
                                                          -----
TOTAL ANNUAL SERIES OPERATING EXPENSES                    1.07%
                                                          =====

EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (not including contract fees or sales charges) would be:

-----------------------------------------------------------------
                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------
  Phoenix-Duff & Phelps
  Real Estate             $109      $339      $588     $1,302
  Securities Series
-----------------------------------------------------------------

MANAGEMENT OF THE SERIES

THE ADVISOR
    Duff & Phelps Investment Management Co. (DPIM) is the investment advisor to the series and is responsible for its day-to-day portfolio management. You will find more information about DPIM in the "Management of the Fund" section of this prospectus.

PORTFOLIO MANAGEMENT
    MICHAEL SCHATT is responsible for managing the assets of the series. Mr. Schatt has been a Senior Vice President of DPIM since 1997 and has also served as a Vice President of the Fund, Phoenix Multi-Portfolio Fund, and DNP Select Income Fund Inc. His current responsibilities include serving as co-portfolio manager of the Phoenix-Duff & Phelps Real Estate Securities Fund of Phoenix Multi-Portfolio Fund and managing the real estate investment securities of DNP Select Income Fund Inc. Previously he served as director of the Real Estate Advisory Practice for Coopers & Lybrand, LLP (now PricewaterhouseCoopers LLP), and has over 20 years experience in the real estate industry.

16  Phoenix-Duff & Phelps Real Estate Securities Series

FINANCIAL HIGHLIGHTS
    The financial highlights table is intended to help you understand the series' financial performance for the past five years. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees or expenses were imposed, performance would be lower. This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in the Annual Report and by reference in the Statement of Additional Information.

                                                                                         YEAR ENDED DECEMBER 31,
                                                                                         -----------------------
                                                                      2003         2002         2001          2000          1999
                                                                      ----         ----         ----          ----          ----
Net asset value, beginning of period.............................    $16.85       $15.70       $15.33        $12.21        $12.28
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)..................................      0.64         0.63(3)      0.62          0.63          0.65
   Net realized and unrealized gain (loss).......................      5.67         1.26         0.37          3.07         (0.09)
                                                                     ------       ------        -----        ------        ------
     TOTAL FROM INVESTMENT OPERATIONS............................      6.31         1.89         0.99          3.70          0.56
                                                                     ------       ------        -----        ------        ------
LESS DISTRIBUTIONS
   Dividends from net investment income..........................     (0.66)       (0.65)       (0.62)        (0.58)        (0.63)
   Distributions from net realized gains.........................     (0.65)       (0.09)          --            --            --
                                                                     ------       ------        -----        ------         -----
     TOTAL DISTRIBUTIONS.........................................     (1.31)       (0.74)       (0.62)        (0.58)        (0.63)
                                                                     ------       ------        -----        ------        ------
CHANGE IN NET ASSET VALUE........................................      5.00         1.15         0.37          3.12         (0.07)
                                                                     ------       ------        -----        ------        ------
NET ASSET VALUE, END OF PERIOD...................................    $21.85       $16.85        $15.70       $15.33        $12.21
                                                                     ======       ======        ======       ======        ======
Total return.....................................................    38.27%        12.08%        6.62%        30.78%         4.78%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands).........................   $87,376      $63,452      $41,506       $34,815       $27,350

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses............................................      1.07%(2)     1.09%(1,2)   1.00%(1,2)    1.00%(1)     1.00%(1)
   Net investment income.........................................      4.72%        3.96%        4.21%         4.63%        5.06%
Portfolio turnover...............................................        27%          27%          37%           26%          28%

(1) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.12%, 1.16%, 1.32% and 1.31% for the periods ended December 31, 2002, 2001, 2000 and 1999, respectively.
(2) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(3) Per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.

                          Phoenix-Duff & Phelps Real Estate Securities Series 17

PHOENIX-ENGEMANN CAPITAL GROWTH SERIES
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
    Intermediate and long-term capital appreciation, with income as a secondary consideration.

PRINCIPAL INVESTMENT STRATEGIES
[diamond] Under normal circumstances, the series will invest at least 65% of its assets in common stocks.

[diamond] The subadvisor seeks growth through disciplined, diversified investment in stocks of high-quality companies that the subadvisor believes have the ability to increase their profits year after year at a much faster rate than the average company. The subadvisor manages the series' portfolio from a top-down sector focus based upon market and economic conditions. Securities are then analyzed using a bottom-up approach. The subadvisor focuses on companies that it believes have consistent, substantial earnings growth, strong management with a commitment to shareholders, financial strength and a favorable long-term outlook.

[diamond] Generally, stocks are sold when the subadvisor believes the growth rate of the stock will drop over the long term or there is a negative change in fundamentals.

[diamond] The series may invest in small companies as well as large companies.

PRINCIPAL RISKS
    The series' investments are subject generally to market risk and the risk of selecting underperforming securities and asset classes, which may adversely affect the series and lead to loss of principal.

    The principal risks of investing in the series, which could adversely affect its net asset value, yield, and total return, are:

[diamond] Growth Stock Investment Risk

[diamond] Equity Securities Investment Risk

[diamond] Smaller Market Capitalization Risk

    Please see "Description of Principal Risks" for a description of each of these risks.

TEMPORARY DEFENSIVE STRATEGY
    If the adviser believes that market conditions are not favorable to the fund's principal strategies, the fund may invest in fixed income securities with or without warrants or conversion features and it may hold cash or invest without limit in cash equivalents. When this allocation happens, the fund may not achieve its investment objective.

CALENDAR YEAR ANNUAL TOTAL RETURN
    The following bar chart and table provide some indication of the risks of investing in the series. The bar chart shows changes in the series' total return performance from year to year over a 10-year period.(1) The table shows how the series' average annual returns compare to those of a broad-based securities market index and a more narrowly based benchmark that reflects the market sectors in which the series invests. The series' past performance is not necessarily an indication of how the series will perform in the future.

[GRAPHIC OMITTED]
          CALENDAR YEAR            ANNUAL RETURN (%)
              1994                      1.48
              1995                     30.85
              1996                     12.58
              1997                     21.07
              1998                     30.01
              1999                     29.67
              2000                    -17.77
              2001                    -34.57
              2002                    -24.81
              2003                     26.49

(1) The series' annual returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if sales charges were deducted. During the 10-year period shown in the chart, the highest return for a quarter was 26.53% (quarter ended December 1999) and the lowest return for a quarter was -29.19% (quarter ended September 2001).

----------------------------------------------------------------
  AVERAGE ANNUAL TOTAL
  RETURNS (FOR THE PERIOD
  ENDED 12/31/03)(2)                  1 YEAR   5 YEARS  10 YEARS
----------------------------------------------------------------

  Phoenix-Engemann Capital
  Growth Series                       26.49%   -7.88%     4.56%

----------------------------------------------------------------

  S&P 500(R)/Barra Growth Index(3)    25.68%   -3.48%    11.12%

----------------------------------------------------------------

  S&P 500(R) Index(4)                 28.71%   -0.57%    11.10%

----------------------------------------------------------------

(2) The series' average annual returns in this table do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted.

(3) The S&P 500(R)/Barra Growth Index measures total return performance of companies with lower book-to-price ratios. The index is not available for direct investment.


(4) The S&P 500(R) Index is an unmanaged, commonly used measure of stock market total return performance and is provided for general comparative purposes. The index is not available for direct investment.


18 Phoenix-Engemann Capital Growth Series

SERIES EXPENSES
    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed under the contracts for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.

ANNUAL SERIES OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM THE SERIES' ASSETS)

Management Fees                                        0.66%

Distribution and/or Service (12b-1) Fees                None

Other Expenses                                         0.19%
                                                       -----
TOTAL ANNUAL SERIES OPERATING EXPENSES                 0.85%
                                                       =====
EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (not including contract fees or sales charges) would be:

---------------------------------------------------------------
                         1 YEAR   3 YEARS   5 YEARS  10 YEARS
---------------------------------------------------------------

  Phoenix-Engemann
  Capital Growth Series    $87      $271     $471     $1,047

---------------------------------------------------------------

MANAGEMENT OF THE SERIES

THE ADVISOR AND SUBADVISOR
    Phoenix Investment Counsel, Inc. (PIC), is the investment advisor to the series. Engemann Asset Management (Engemann), is the subadvisor to the series and is responsible for its day-to-day portfolio management. You will find more information about PIC and Engemann in the "Management of the Fund" section of this prospectus.

PORTFOLIO MANAGEMENT
    Gretchen Lash oversees the research and portfolio management function at Engemann and has been the Chief Executive Officer, President, Chief Investment Officer and Portfolio Manager for Engemann since May 2003. Ms. Lash joined Engemann in October 2001 as the Chief Investment Officer and Portfolio Manager. Previously, from October 1997 to October 2001, Ms. Lash was a principal and portfolio manager for William Blair & Co. Ms. Lash earned the right to use the Chartered Financial Analyst designation in 1992.

    Ms. Lash, John Tilson and Scott Swanson serve as co-portfolio managers of the fund and as such are responsible for the day-to-day management of the series' portfolio. Mr. Tilson is an Executive Vice President of Portfolio Management of Engemann and has been with Engemann since 1983. He earned the right to use the Chartered Financial Analyst designation in 1974. Mr. Swanson is a Vice President of Engemann and has been with Engemann since 1990. He earned the right to use the Chartered Financial Analyst designation in 1991.

                                       Phoenix-Engemann Capital Growth Series 19

FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand the series' financial performance for the past five years. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees or expenses were imposed, performance would be lower. This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in the Annual Report and by reference in the Statement of Additional Information.

                                                                                         YEAR ENDED DECEMBER 31,
                                                                                         -----------------------
                                                                      2003         2002         2001(2)      2000         1999
                                                                      ----         ----         -----        ----         ----
Net asset value, beginning of period.............................    $10.84       $14.41       $22.49       $28.57       $23.93
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)..................................      0.01         0.01           --(1)        --(1)      0.03
   Net realized and unrealized gain (loss).......................      2.85        (3.58)       (7.72)      (4.91)         6.97
                                                                     ------       ------       ------       ------       ------
     TOTAL FROM INVESTMENT OPERATIONS............................      2.86        (3.57)       (7.72)      (4.91)         7.00
                                                                     ------       ------       ------       ------       ------
LESS DISTRIBUTIONS
   Dividends from net investment income..........................     (0.01)          --        (0.01)          --(1)     (0.06)
   Distributions from net realized gains.........................        --           --        (0.35)       (1.17)       (2.31)
                                                                     ------       ------       ------       ------       ------
     TOTAL DISTRIBUTIONS.........................................     (0.01)          --        (0.36)       (1.17)       (2.37)
                                                                     ------       ------       ------       ------       ------
   Capital contribution from Adviser.............................        --           --           --           --         0.01
                                                                     ------       ------       ------       ------       ------
CHANGE IN NET ASSET VALUE........................................      2.85        (3.57)       (8.08)       (6.08)        4.64
                                                                     ------       ------       ------       ------       ------
NET ASSET VALUE, END OF PERIOD...................................    $13.69       $10.84       $14.41       $22.49       $28.57
                                                                     ======       ======       ======       ======       ======
Total return.....................................................    26.49%       (24.81)%     (34.57)%     (17.77)%     29.67%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands).........................  $632,025     $571,076     $937,569   $1,680,036   $2,269,090

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses............................................      0.85%(3)     0.75%(3)     0.72%(3)     0.68%        0.68%
   Net investment income.........................................      0.07%        0.08%        0.01%        0.03%        0.11%
Portfolio turnover...............................................        41%         115%          58%          82%         106%

(1) Amount is less than $0.01.
(2) As required, effective January 1, 2001, the Fund adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. There was no effect to net investment income per share and net realized and unrealized gain (loss) per share and the ratio of net investment income to average net assets. Per share ratios and supplemental data from prior periods have not been restated to reflect this change.
(3) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

20 Phoenix-Engemann Capital Growth Series

PHOENIX-ENGEMANN SMALL & MID-CAP
GROWTH SERIES
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
    Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

[diamond] Under normal circumstances, the series invests at least 80% of its assets in equity securities of companies that have market capitalizations of below $2.5 billion at the time of purchase. As of December 31, 2004, the capitalization range of companies included in the Russell 2000(R) Growth Index, the series' style benchmark, was $56.5 million to $2.1 billion. As of December 31, 2003, the market capitalization range for the series equity securities was $15 million to $5 billion. The series' policy of investing 80% of its assets in small and mid cap securities may be changed only upon 60 days notice to shareholders.


[diamond] The series expects to invest principally in common stocks, with an emphasis on U.S. corporations with rapidly growing earnings per share. The advisor may also select other stocks that, in the opinion of the advisor, are undervalued by other criteria of their fundamental net worth.

[diamond] The advisor uses a bottom-up selection process to select stocks for the series.

[diamond] Generally, a stock is sold when the characteristics and factors used to select it change, such as a reduction in the expected earnings growth rate, a loss of competitive advantage or the stock has appreciated to the point where it is no longer attractive.

PRINCIPAL RISKS

    The series' investments are subject generally to market risk and the risk of selecting underperforming securities and asset classes, which may adversely affect the series and lead to loss of principal.

    The principal risks of investing in the series, which could adversely affect its net asset value, yield, and total return, are:

[diamond] Equity Securities Investment Risk
[diamond] Smaller Market Capitalization Risk

    Please see "Description of Principal Risks" for a description of each of these risks.

TEMPORARY DEFENSIVE STRATEGY
    If the adviser believes conditions are not favorable to the fund's principal strategies, all or part of the fund's assets may be held in cash and short-term money market instruments, including obligations of the U.S. Government, high-quality commercial paper, certificates of deposit, bankers' acceptances, bank interest-bearing demand accounts and repurchase agreements secured by U.S. Government securities. When this happens, the fund may not achieve its objective.

CALENDAR YEAR ANNUAL TOTAL RETURN
    The following bar chart and table provide some indication of the risks of investing in the series. The bar chart shows changes in the series' performance from year to year over the life of the series.(1) The table shows how the series' average annual total returns compare to those of a broad-based securities market index and a more narrowly based benchmark that reflects the market sectors in which the series invests. The series' past performance is not necessarily an indication of how the series will perform in the future.

[GRAPHIC OMITTED]
          CALENDAR YEAR            ANNUAL RETURN (%)
              2001                     -26.72
              2002                     -28.80
              2003                      46.42

(1) The series' annual return in this chart does not reflect the deduction of any separate account or contract charges. The return would have been less than those shown if such charges were deducted. During the period shown in the chart, the highest return for a quarter was 31.57% (quarter ended December 2001) and the lowest return for a quarter was -36.67% (quarter ended September 2001).

-----------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS                       LIFE OF
  (FOR THE PERIOD ENDED 12/31/03)(2)       1 YEAR    THE SERIES(3)
-----------------------------------------------------------------

  Phoenix-Engemann Small & Mid-Cap         46.42%      -12.05%
  Growth Series

-----------------------------------------------------------------

  Russell 2000(R) Growth Index(4)          48.54%       -7.08%

-----------------------------------------------------------------

  S&P 500(R) Index(5)                      28.71%       -6.77%

-----------------------------------------------------------------

(2) The series' average annual returns in this table do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted.

(3) Since August 15, 2000.

(4) The Russell 2000(R) Growth Index is a market capitalization-weighted index of growth-oriented stocks of the smallest 2,000 companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total-return basis with dividends reinvested. The index is not available for direct investment.


(5) The S&P 500(R) Index is an unmanaged, commonly used measure of stock market total return performance and is provided for general comparative purposes. The index is not available for direct investment.


SERIES EXPENSES
    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed under the contracts for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.

                               Phoenix-Engemann Small & Mid-Cap Growth Series 21

ANNUAL SERIES OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
FROM THE SERIES' ASSETS)

Management Fees                                         0.90%


Distribution and/or Service (12b-1) Fees                 None

Other Expenses                                          0.83%
                                                        -----
TOTAL ANNUAL SERIES OPERATING EXPENSES(6)               1.73%
                                                        =====

(6) The series' investment advisor has voluntarily agreed to reimburse the series' expenses other than the management fees to the extent that such expenses exceed 0.35% of the series' average net assets (the "expense cap"). Therefore, the series operating expenses after reimbursement were 1.25% for the year ended December 31, 2003. The expense cap noted above may be changed or eliminated at any time without notice.

EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (not including contract fees or sales charges) would be:

----------------------------------------------------------------
                             1 YEAR  3 YEARS  5 YEARS  10 YEARS
----------------------------------------------------------------
  Phoenix-Engemann Small &
  Mid-Cap Growth Series       $176     $545    $938    $2,040

----------------------------------------------------------------


Note: your actual expenses would be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the reimbursement of expenses over certain levels by the series' investment advisor. Refer to the section "Management of the Fund" for information about expense reimbursement.


MANAGEMENT OF THE SERIES

THE ADVISOR AND SUBADVISOR
    Phoenix Investment Counsel, Inc. (PIC), is the investment advisor to the series. Engemann Asset Management (Engemann), is the subadvisor to the series and is responsible for its day-to-day portfolio management. You will find more information about PIC and Engemann in the "Management of the Fund" section of this prospectus.

PORTFOLIO MANAGEMENT
    Gretchen Lash oversees the research and portfolio management function at Engemann and has been the Chief Executive Officer, President, Chief Investment Officer and Portfolio Manager for Engemann since May 2003. Ms. Lash joined Engemann in October 2001 as the Chief Investment Officer and Portfolio Manager. Previously, from October 1997 to October 2001, Ms. Lash was a principal and portfolio manager for William Blair & Co. Ms. Lash earned the right to use the Chartered Financial Analyst designation in 1992; she is a regular panelist on CNBC television's Louis Rukeyser's Wall Street.

    Ms. Lash, John Tilson and Scott Swanson serve as co-portfolio managers of the fund and as such are responsible for the day-to-day management of the fund's portfolio. Mr. Tilson is an Executive Vice President of Portfolio Management of Engemann and has been with Engemann since 1983. He earned the right to use the Chartered Financial Analyst designation in 1974. Mr. Swanson is a Vice President of Engemann and has been with Engemann since 1990. He earned the right to use the Chartered Financial Analyst designation in 1991.

22 Phoenix-Engemann Small & Mid-Cap Growth Series

FINANCIAL HIGHLIGHTS
    The financial highlights table is intended to help you understand the series' financial performance for period of the series' operations. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees or expenses were imposed, performance would be lower. This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in the Annual Report and by reference in the Statement of Additional Information.



                                                                                   YEAR ENDED DECEMBER 31,         FROM INCEPTION
                                                                                   -----------------------           8/15/00 TO
                                                                               2003        2002         2001          12/31/00
                                                                               ----        ----         ----          --------
Net asset value, beginning of period.......................................   $ 4.42       $ 6.21      $ 8.48(8)       $10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)............................................    (0.05)(6)    (0.05)(6)   (0.04)(6)        0.01
   Net realized and unrealized gain (loss).................................     2.11        (1.74)      (2.23)          (1.53)
                                                                              ------       ------      ------          ------
     TOTAL FROM INVESTMENT OPERATIONS......................................     2.06        (1.79)      (2.27)          (1.52)
                                                                              ------       ------      ------          ------
LESS DISTRIBUTIONS
   Dividends from net investment income....................................       --           --          --(4)           --
                                                                              ------       ------      ------          ------
     TOTAL DISTRIBUTIONS...................................................       --           --          --              --
                                                                              ------       ------      ------          ------
CHANGE IN NET ASSET VALUE..................................................     2.06        (1.79)      (2.27)          (1.52)
                                                                              ------       ------      ------          ------
NET ASSET VALUE, END OF PERIOD.............................................   $ 6.48       $ 4.42      $ 6.21          $ 8.48
                                                                              ======       ======      =======         ======
Total return...............................................................    46.42%      (28.80)%    (26.72)%        (15.18)%(2)

RATIOS/SUPPLEMENTAL DATA:                                                    $21,354
   Net assets, end of period (thousands)...................................               $10,959     $13,465          $7,270

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(3)...................................................     1.25%(5)     1.23%(5)    1.15%(5)        1.15%(1)
   Net investment income (loss)............................................    (0.97)%      (0.99)%     (0.55)%          0.21%(1)
Portfolio turnover.........................................................       49%          65%         31%             21%(2)

(1) Annualized.
(2) Not annualized.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.73%, 2.22%, 2.13% and 3.93% for the periods ended December 31, 2003, 2002, 2001 and 2000, respectively.
(4) Amount is less than $0.01.
(5) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(6) Computed using average shares outstanding.


                               Phoenix-Engemann Small & Mid-Cap Growth Series 23

PHOENIX-GOODWIN MONEY MARKET SERIES
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
    As high a level of current income as is consistent with the preservation of capital and maintenance of liquidity.

PRINCIPAL INVESTMENT STRATEGIES
[diamond] The series seeks to maintain a stable $10.00 per share price.

[diamond] The series will invest in a diversified portfolio of high quality money market instruments with weighted average maturities of 397 days or less. The average maturity of the series' portfolio securities, based on their dollar value, will not exceed 90 days.

[diamond] At least 95% of the series' assets will be invested in securities in the highest short-term rating category. Generally, investments will be limited to securities in the two highest short-term rating categories.

[diamond] The series may invest more than 25% of its assets in the domestic banking industry.

[diamond] The advisor will seek a high level of return relative to the market by selecting securities for the series' portfolio in anticipation of, or in response to, changing economic conditions and money market conditions and trends.

[diamond] The series may forego purchasing securities with the highest available yield due to considerations of liquidity and safety of principal.

[diamond] The series will invest exclusively in the following instruments:

          o Obligations issued or guaranteed by the U.S. government, its agencies, authorities and instrumentalities, including U.S. Treasury obligations and securities issued by:

             -  the Government National Mortgage Association (GNMA),

             -  the Federal Home Loan Mortgage Corporation (FHLMC),

             -  the Federal National Mortgage Association (FNMA),

             -  Student Loan Marketing Association (SLMA),

             -  other federal agencies;

          o Obligations issued by banks and savings and loan associations, including dollar-denominated obligations of foreign branches of U.S. banks and U.S. branches of foreign banks, including certificates of deposits and bankers acceptances;

          o Dollar-denominated obligations guaranteed by banks or savings and loan associations;

          o Federally insured obligations of other banks or savings and loan associations;

          o  Commercial paper;

          o  Short-term corporate obligations; and

          o  Repurchase agreements.

[diamond] The advisor will buy, sell and trade securities in anticipation of, or in response to, changing economic and money market conditions and trends. This, and the short-term nature of money market instruments, may result in a high portfolio turnover rate. Higher portfolio turnover rates may increase costs to the series, affecting series performance.

PRINCIPAL RISKS
    Although the series seeks to preserve the value of your investment at $10.00 per share, it is possible to lose money by investing in the series. An investment in the series is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

    The series' investments are subject generally to market risk and the risk of selecting underperforming securities and asset classes, which may adversely affect the series and lead to a reduced yield.

    The series' focus is to optimize current income. The advisor intends to select investments that provide higher returns relative to overall money market investment returns while preserving capital and maintaining liquidity. If the advisor misjudges the return potential of the series' investments, the series' returns may be lower than prevailing returns, and the series' income available for distribution to shareholders may be less. Similarly, if the advisor misjudges the ability of the issuer of a portfolio security to make scheduled interest or other income payments to the series, the series' income available for distribution to shareholders may decrease. Neither the series nor the advisor can assure you that a particular level of income will be consistently achieved.

    The advisor intends to select investments that optimize the series' yield while preserving capital and maintaining liquidity. Because market conditions and interest rates determine portfolio security yields, neither the series nor the advisor can assure you that the series' yield will remain constant or that a particular level of income will be achieved.

    Other principal risks of investing in the series, which could adversely affect its net asset value, yield, and total return, are:

[diamond] Fixed Income Securities Investment Risk

          o  Interest Rate Risk

          o  Credit Risk

[diamond] Government Securities Investment Risk

[diamond] Repurchase Agreement Investment Risk

    Please see "Description of Principal Risks" for a description of each of these risks.

24 Phoenix-Goodwin Money Market Series

CALENDAR YEAR ANNUAL TOTAL RETURN
    The following bar chart and table provide some indication of the risks of investing in the series. The bar chart shows changes in the series' performance from year to year over a 10-year period.(1) The table shows how the series' average annual returns compare to those of a broad-based money market performance index and a more narrowly based benchmark that reflects the market sectors in which the series invests. The series' past performance is not necessarily an indication of how the series will perform in the future.

[GRAPHIC OMITTED]
          CALENDAR YEAR            ANNUAL RETURN (%)
              1994                      3.83
              1995                      5.72
              1996                      5.09
              1997                      5.18
              1998                      5.09
              1999                      4.82
              2000                      6.03
              2001                      3.82
              2002                      1.42
              2003                      0.68

(1) The series' annual returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the 10-year period shown in the chart, the highest return for a quarter was 1.58% (quarter ended December 2000) and the lowest return for a quarter was 0.14% (quarter ended September 2003).

    The series' 7-day yield on December 31, 2003 was 0.72%.

-----------------------------------------------------------
  AVERAGE ANNUAL
  TOTAL RETURNS
  (FOR THE PERIOD
  ENDED 12/31/03)(2)      1 YEAR    5 YEARS    10 YEARS
-----------------------------------------------------------

  Phoenix-Goodwin
  Money Market Series     0.68%      3.34%       4.16%

-----------------------------------------------------------

  Lehman Brothers
  Aggregate Bond          4.10%      6.62%       6.95%
  Index(3)

-----------------------------------------------------------

  Citigroup 90-Day
  Treasury Bills(4)       1.16%      3.54%       4.31%

-----------------------------------------------------------

(2) The series' average annual returns in this table do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted.

(3) The Lehman Brothers Aggregate Bond Index is an unmanaged, commonly used measure of bond performance which includes net dividends reinvested. The index is not available for direct investment.

(4) The Citigroup 90-Day Treasury Bills Index is composed of short-term debt instruments where equal dollar amounts of three-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. Returns are calculated on a total-return basis with dividends reinvested, as reported by Frank Russell Company. The index is unmanaged and not available for direct investment.

SERIES EXPENSES
    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed under the contracts for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.

ANNUAL SERIES OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM THE SERIES' ASSETS)

Management Fees                                        0.40%

Distribution and/or Service (12b-1) Fees                None

Other Expenses                                         0.19%
                                                       -----
TOTAL ANNUAL SERIES OPERATING EXPENSES                 0.59%
                                                       =====

EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (not including contract fees or sales charges) would be:


---------------------------------------------------------------
                       1 YEAR    3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------

  Phoenix-Goodwin
  Money Market Series   $60       $188       $328      $734

---------------------------------------------------------------

MANAGEMENT OF THE SERIES

THE ADVISOR
    Phoenix Investment Counsel, Inc. (PIC), is the investment advisor to the series. You will find more information about PIC in the "Management of the Fund" section of this prospectus.
                                          Phoenix-Goodwin Money Market Series 25

FINANCIAL HIGHLIGHTS
    The financial highlights table is intended to help you understand the series' financial performance for the past five years. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees or expenses were imposed, performance would be lower. This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in the Annual Report and by reference in the Statement of Additional Information.

                                                                                  YEAR ENDED DECEMBER 31,
                                                                                  -----------------------
                                                                 2003          2002          2001        2000        1999
                                                                 ----          ----          ----        ----        ----
Net asset value, beginning of period.......................     $10.00        $10.00       $10.00      $10.00       $10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)............................       0.07          0.14         0.38        0.59         0.47
   Net realized gain.......................................         --            --           --(3)       --           --
                                                                ------        ------       ------      ------       ------
     TOTAL FROM INVESTMENT OPERATIONS......................       0.07          0.14         0.38        0.59         0.47
                                                                ------        ------       ------      ------       ------
LESS DISTRIBUTIONS
   Dividends from net investment income....................      (0.07)        (0.14)       (0.38)      (0.59)       (0.47)
   Distributions from net realized gains...................         --            --           --(3)       --           --
                                                                ------        ------       ------      ------       ------
     TOTAL DISTRIBUTIONS...................................      (0.07)        (0.14)       (0.38)      (0.59)       (0.47)
                                                                ------        ------       ------      ------       ------
NET ASSET VALUE, END OF PERIOD.............................     $10.00        $10.00       $10.00      $10.00       $10.00
                                                                ======        ======       ======      ======       ======
Total return...............................................       0.68%         1.42%        3.82%       6.03%        4.82%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)...................   $202,644      $255,759     $260,629    $179,968     $235,584

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(1)...................................       0.59%(2)     0.56%(2)      0.55%(2)    0.55%        0.55%
   Net investment income...................................       0.69%         1.41%        3.63%       5.83%        4.73%

(1) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.60%, 0.58% and 0.57% for the periods ended December 31, 2001, 2000 and 1999, respectively.
(2) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(3) Amount is less than $0.01.

26  Phoenix-Goodwin Money Market Series

PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
    Long-term total return.

PRINCIPAL INVESTMENT STRATEGIES
[diamond] The series invests primarily in a portfolio of fixed-income securities. Under normal circumstances, the series will invest at least 80% of its assets in various sectors of the fixed-income securities market.

[diamond] The advisor will invest in any of several sectors of the fixed-income securities market:
          o high-yield (high-risk) fixed-income securities (sometimes referred to as "junk-bonds");
          o high quality fixed-income securities;
          o preferred stock;
          o convertible securities;
          o U.S. and foreign-debt obligations;
          o certificates of deposit;
          o commercial paper;
          o bankers' acceptances; and
          o government obligations issued or guaranteed by federal, state or municipal governments or their agencies or instrumentalities.

[diamond] Securities are selected using a sector-rotation approach. The advisor seeks to adjust the proportion of series investments in the sectors described above and the selections within sectors to obtain higher relative returns. Sectors are analyzed by the advisor for attractive values. Securities within sectors are selected based on general economic and financial conditions, and the issuer's business, management, cash, assets, earnings and stability. Securities selected for investment are those that the advisor believes offer the best potential for total return based on risk-to-reward tradeoff.

[diamond] The series generally will be invested in each market sector, but may also invest any amount of its assets (except for the junk-bond and foreign-debt limits shown below) in any one sector and may choose not to invest in certain sectors.

[diamond] The series may invest up to 35% of its assets in high-yield
          (high-risk) corporate fixed-income securities.

[diamond] The series may invest up to 50% of its assets in debt obligations of foreign (non-U.S.) issuers. Issuers may be in established- and emerging-market countries.

[diamond] The advisor seeks to match the average duration and maturity of the series' portfolio to those of the Lehman Brothers Aggregate Bond Index. On December 31, 2003 the modified adjusted duration of the Lehman Brothers Aggregate Bond Index was 4.50 years and the maturity was 7.57 years.

[diamond] The subadvisor's portfolio selection method may result in a higher portfolio turnover rate. High portfolio turnover rates may increase costs to the series, may negatively affect fund performance.

PRINCIPAL RISKS
    The series' investments are subject generally to market risk and the risk of selecting underperforming securities and asset classes, which may adversely affect the series and lead to loss of principal.

    The principal risks of investing in the series, which could adversely affect its net asset value, yield, and total return, are:

[diamond] Fixed Income Securities Investment Risk
          o Interest Rate Risk
          o Credit Risk

[diamond] Foreign Investment Risk
          o Emerging Market Investment Risk
          o Foreign Currency Risk

[diamond] Government Securities Investment Risk

[diamond] Junk Bond Investment Risk

[diamond] Mortgaged-Backed and Asset-Backed Securities Investment Risk

[diamond] Portfolio Turnover Risk

    Please see "Description of Principal Risks" for a description of each of these risks.

CALENDAR YEAR ANNUAL TOTAL RETURN
    The following bar chart and table provide some indication of the risks of investing in the series. The bar chart shows the changes in the series' performance from year to year over a 10-year period.(1) The table shows how the series' average annual returns compare to those of a broad-based market index. The series' past performance is not necessarily an indication of how the series will perform in the future.

[GRAPHIC OMITTED]
          CALENDAR YEAR            ANNUAL RETURN (%)
              1994                      -5.47
              1995                      23.54
              1996                      12.42
              1997                      10.92
              1998                      -4.02
              1999                       5.46
              2000                       6.47
              2001                       6.09
              2002                      10.00
              2003                      14.58

(1) The series' annual returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the 10-year period shown in the chart, the highest return for a quarter was 8.89% (quarter ended June
    1995) and the lowest return for a quarter was -8.25% (quarter ended September 1998).

                             Phoenix-Goodwin Multi-Sector Fixed Income Series 27

------------------------------------------------------------
  AVERAGE ANNUAL
  TOTAL RETURNS
  (FOR THE PERIOD
  ENDED 12/31/03)(2)        1 YEAR      5 YEARS     10 YEARS
------------------------------------------------------------

 Phoenix-Goodwin
 Multi-Sector Fixed         14.58%       8.47%       7.69%
 Income Series

------------------------------------------------------------

 Lehman Brothers
 Aggregate Bond Index(3)     4.10%       6.62%       6.95%

------------------------------------------------------------
(2) The series' average annual returns in this table do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted.

(3) The Lehman Brothers Aggregate Bond Index is an unmanaged, commonly used measure of broad bond market total-return performance. The index is not available for direct investment.

SERIES EXPENSES
    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed under the contracts for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.

ANNUAL SERIES OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
FROM THE SERIES' ASSETS)

Management Fees                                          0.50%

Distribution and/or Service (12b-1) Fees                  None

Other Operating Expenses                                 0.24%
                                                         -----
TOTAL ANNUAL SERIES OPERATING EXPENSES                   0.74%
                                                         =====

EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (not including contract fees or sales charges) would be:

---------------------------------------------------------------
                         1 YEAR   3 YEARS  5 YEARS  10 YEARS
---------------------------------------------------------------

 Phoenix-Goodwin
 Multi-Sector Fixed       $75     $236     $411      $917
 Income Series

---------------------------------------------------------------

MANAGEMENT OF THE SERIES

THE ADVISOR
    Phoenix Investment Counsel, Inc. (PIC), is the investment advisor to the series. You will find more information about PIC in the "Management of the Fund" section of this prospectus.

PORTFOLIO MANAGEMENT
    DAVID L. ALBRYCHT is the portfolio manager for the series. Mr. Albrycht has been a portfolio manager in the firm's Fixed Income Group since 1994. He is currently responsible for the day-to-day management of the retail multi-sector portfolios. He has held various other management positions with Phoenix from 1989 through 1995. Mr. Albrycht earned the right to use the Chartered Financial Analyst designation in 1991.


28 Phoenix-Goodwin Multi-Sector Fixed Income Series

FINANCIAL HIGHLIGHTS
    The financial highlights table is intended to help you understand the series' financial performance for the past five years. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees or expenses were imposed, performance would be lower. This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in the Annual Report and by reference in the Statement of Additional Information.

                                                                                YEAR ENDED DECEMBER 31,
                                                                                -----------------------
                                                                 2003         2002         2001(4)       2000        1999
                                                                 ----         ----         ------        ----        ----
Net asset value, beginning of period......................      $ 8.76        $ 8.55       $ 8.75      $ 8.92       $ 9.18
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)...........................        0.59          0.61         0.72(3)     0.75         0.73
   Net realized and unrealized gain (loss)................        0.65          0.22        (0.21)      (0.19)       (0.24)
                                                                ------        ------       ------      ------       ------
     TOTAL FROM INVESTMENT OPERATIONS.....................        1.24          0.83         0.51        0.56         0.49
                                                                ------        ------       ------      ------       ------
LESS DISTRIBUTIONS
  Dividends from net investment income....................       (0.61)        (0.62)       (0.71)      (0.73)       (0.75)
                                                                ------        ------       ------      ------       ------
     TOTAL DISTRIBUTIONS..................................       (0.61)        (0.62)       (0.71)      (0.73)       (0.75)
                                                                ------        ------       ------      ------       ------
CHANGE IN NET ASSET VALUE.................................        0.63          0.21        (0.20)      (0.17)       (0.26)
                                                                ------        ------       ------      ------       ------
NET ASSET VALUE, END OF PERIOD............................      $ 9.39        $ 8.76       $ 8.55      $ 8.75       $ 8.92
                                                                ======        ======       ======      ======       ======
Total return..............................................      14.58%         10.00%        6.09%       6.47%        5.46%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)..................    $198,502      $178,990     $167,229    $160,101     $172,836

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(1)..................................        0.74%(2)      0.69%(2)     0.65%(2)    0.65%        0.65%
   Net investment income..................................        6.41%         7.05%       8.14%        8.45%        7.79%
Portfolio turnover........................................         156%          168%        188%         148%         125%

(1) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.71%, 0.69% and 0.71% for the periods ended December 31, 2001, 2000 and 1999, respectively.
(2) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(3) Computed using average shares outstanding.
(4) As required, effective January 1, 2001, the Fund has adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities and including paydown gains and losses in interest income. The effect of this change for the year ended December 31, 2001, was to increase the ratio of net investment income to average net assets from 8.13% to 8.14%. There was no effect to net investment income per share and net realized and unrealized gain (loss) per share. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.

                             Phoenix-Goodwin Multi-Sector Fixed Income Series 29

PHOENIX-GOODWIN MULTI-SECTOR SHORT TERM BOND SERIES
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
    Phoenix-Goodwin Multi-Sector Short Term Bond Series has a primary objective to provide high current income while attempting to limit changes in the series' net asset value per share caused by interest rate changes.

PRINCIPAL INVESTMENT STRATEGIES
[diamond] Under normal circumstances, the series invests at least 80% of its assets in bonds. "Bonds" are fixed income debt obligations of various types of issuers. Principally, the series invests in investment-grade securities which are rated at the time of investment BBB or above by Standard and Poor's Corporation (S&P) or Duff & Phelps Credit Rating Company (D&P) or Baa or above by Moody's Investor's Services, Inc. (Moody's) or unrated securities determined by the adviser to be of the same comparable, limited quality. The series may continue to hold securities whose credit quality falls below investment grade.

[diamond] The series seeks to achieve its objective by investing in a diversified portfolio of primarily short-term fixed income securities having an expected weighted average maturity of three years or less and that are in one of the following market sectors:

          o Securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities, including CMOs, REMICs and other pass-through securities;
          o Debt securities issued by foreign issuers, including foreign governments and their political subdivisions;
          o  Investment-grade securities; and
          o  High yield-high risk securities.

[diamond] The series may invest in any of these sectors or may not invest in a sector at all.

[diamond] Securities are selected using a sector rotation approach. The advisor seeks to adjust the proportion of fund investment in the sectors described above and the selections within sectors to obtain higher relative returns. Sectors are analyzed by the adviser for attractive values. Securities within sectors are selected based on general economic and financial conditions, and the issuer's business, management, cash, assets, earnings and stability. Securities selected for investment are those that the adviser believes offer the best potential for total return based on risk-to-reward tradeoff.

[diamond] Interest rate risk is managed by a duration neutral strategy. Duration measures the interest rate sensitivity of a fixed income security by assessing and weighting the present value of the security's payment pattern. Generally, the longer the maturity the greater the duration and therefore the greater effect interest rate changes have on the price of the security. By maintaining the duration of the series at a level similar to that of its benchmark, the Merrill Lynch Medium Quality Corporate Short-Term Bond Index, the advisor believes that the series' exposure to interest rate risk is more consistent with its benchmark's risk profile than that of a fund that attempts to predict future interest rate changes. On March 31, 2004 the modified adjusted duration of the Merrill Lynch Medium Quality Corporate Short-Term Bond Index was 0.15 years.

[diamond] The advisor's investment strategies may result in a higher portfolio turnover rate for the series. High portfolio turnover rates may increase costs to the series, may negatively affect series performance.

PRINCIPAL RISKS
    The value of your shares and the level of income you receive are subject to risks associated with the types of securities selected for series investment. Neither the series nor the advisor can assure you that a particular level of income will consistently be achieved or that the value of the series investments that supports your share value will increase. If the value of the series investments decreases, your share value will decrease.

    The principal risks of investing in the series, which could adversely affect its net asset value and total return, are:

[diamond] Fixed Income Securities Investment Risk
          o Credit Risk
          o Interest Rate Risk
[diamond] Foreign Investment Risk
          o Emerging Market Investment Risk
[diamond] Government Securities Investment Risk
[diamond] Junk Bond Investment Risk
[diamond] Mortgage-Backed and Asset-Backed Securities Investment Risk [diamond] Portfolio Turnover Risk

    Please see "Description of Principal Risks" for a description of each of these risks.

CALENDAR YEAR ANNUAL TOTAL RETURN
    The series has been in existence only since June 2, 2003 and thus has not had an annual return for one full calendar year.

SERIES EXPENSES
    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed by the variable insurance contract for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.

30 Phoenix-Goodwin Multi-Sector Short Term Bond Series

ANNUAL SERIES OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM THE SERIES' ASSETS)

Management Fees(1)                                   0.50%

Distribution and/or Service (12b-1) Fees             None

Other Expenses                                       1.06%
                                                     -----
TOTAL ANNUAL SERIES OPERATING EXPENSES               1.56%
                                                     =====

(1) The series' investment advisor has voluntarily agreed to waive the management fee through the period ending May 31, 2004.

(2) The series' investment advisor has voluntarily agreed to reimburse the series' expenses other than the management fees to the extent that such expenses exceed 0.20% of the series' average net assets (the "expense cap"). Therefore, the series operating expenses after reimbursement including reimbursement of the management fee was 0.20% through the period ending December 31, 2003. The series operating expenses after reimbursement without including reimbursement of the management fee was 0.70% for the period ended December 31, 2003. The expense cap may be changed or eliminated at any time without notice.

EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (not including contract fees or sales charges) would be:

---------------------------------------------------------------
                         1 YEAR   3 YEARS  5 YEARS  10 YEARS
---------------------------------------------------------------

 Phoenix-Goodwin
 Multi-Sector Short       $159     $492     $850     $1,856
 Term Bond Series

---------------------------------------------------------------


Note: your actual expenses would be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the reimbursement of expenses over certain levels by the series' investment advisor. Refer to the section "Management of the Fund" for information about expense reimbursement.


MANAGEMENT OF THE SERIES

THE ADVISOR
    Phoenix Investment Counsel, Inc. (PIC), is the investment advisor to the series. You will find more information about PIC in the "Management of the Fund" section of this prospectus.

PORTFOLIO MANAGEMENT
    DAVID L. ALBRYCHT is the portfolio manager for the series. Mr. Albrycht has been a portfolio manager in the firm's Fixed Income Group since 1994. He is currently responsible for the day-to-day management of the retail multi-sector portfolios. He has held various other management positions with Phoenix from 1989 through 1995. Mr. Albrycht earned the right to use the Chartered Financial Analyst designation in 1991.

                          Phoenix-Goodwin Multi-Sector Short Term Bond Series 31

FINANCIAL HIGHLIGHTS
    The financial highlights table is intended to help you understand the series' financial performance for the period of the Series' operations. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees or expenses were imposed, performance would be lower. This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in the Annual Report and by reference in the Statement of Additional Information.

                                                                                                              FROM INCEPTION
                                                                                                                 6/2/03 TO
                                                                                                                 12/31/03
                                                                                                                 --------

Net asset value, beginning of period.........................................................................     $10.00
INCOME FROM INVESTMENT OPERATIONS                                                                                   0.24
   Net investment income (loss)..............................................................................
   Net realized and unrealized gain (loss)...................................................................       0.05
                                                                                                                    ----
     TOTAL FROM INVESTMENT OPERATIONS........................................................................       0.29
                                                                                                                    ----
LESS DISTRIBUTIONS
   Dividends from net investment income......................................................................      (0.24)
                                                                                                                   -----
     TOTAL DISTRIBUTIONS.....................................................................................      (0.24)
                                                                                                                   -----
CHANGE IN NET ASSET VALUE....................................................................................       0.05
                                                                                                                    ----
NET ASSET VALUE, END OF PERIOD...............................................................................     $10.05
                                                                                                                  ======
Total return.................................................................................................       2.96%(4)

RATIOS/SUPPLEMENTAL DATA:                                                                                        $21,348
   Net assets, end of period (thousands).....................................................................

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(1).....................................................................................       0.20%(2,3)
   Net investment income.....................................................................................       4.90%(3)
Portfolio turnover...........................................................................................         50%(4)

(1) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.54% for the period ended December 31, 2003.
(2) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(3) Annualized.
(4) Not annualized.
32  Phoenix-Goodwin Multi-Sector Short Term Bond Series

PHOENIX-KAYNE RISING DIVIDENDS SERIES
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
    Long-term capital appreciation with dividend income as a secondary consideration.

PRINCIPAL INVESTMENT STRATEGIES
[diamond] Under normal circumstances, the series invests at least 80% of its assets in common stocks of recognized companies having a market capitalization of $3 billion or more at the time of purchase. As of December 31, 2003, the market capitalization range for the series equity securities was $4.1 billion to $311 billion.

[diamond] The subadvisor uses a blended growth and value strategy when selecting securities for investment.

[diamond] The subadvisor uses a strategy emphasizing consistently growing, highly profitable, low-debt companies with rising dividends, which the subadvisor deems to be of high quality. If a company meets these criteria, the subadvisor researches and analyzes that company's strength of management and relative competitive position in the industry.

[diamond] The subadvisor uses proprietary models to determine relative value.

[diamond] Generally, the series invests in 25 to 35 securities at any given time.

[diamond] The subadvisor will deploy a sell discipline that seeks to dispose of holdings that, among other things, achieve a target price, are the subject of negative developments individually, or as an industry or which are necessary to meet diversification requirements.

Temporary Defensive Strategy: Under abnormal market or economic conditions, the fund may invest a portion of its assets in cash or short-term instruments. When this allocation happens, the fund may not achieve its investment objective.

PRINCIPAL RISKS
    The series' investments are subject generally to market risk and the risk of selecting under-performing securities and asset classes, which may adversely affect the series and lead to loss of principal.

    The principal risks of investing in the series, which could adversely affect its net asset value, yield, and total return, are:

[diamond] Equity Securities Investment Risk

[diamond] Larger Market Capitalization Risk

[diamond] Reduced Diversification Risk

[diamond] Value Investing Risk

    Please see "Description of Principal Risks" for a description of each of these risks.

CALENDAR YEAR ANNUAL TOTAL RETURN
    The following bar chart and table provide some indication of the risks of investing in the series. The bar chart shows the series' total return performance during its first full calendar year.(1) The table shows how the series' average annual total returns compare to those of a broad-based securities market index and a more narrowly based benchmark that reflects the market sectors in which the series invests. The series' past performance is not necessarily an indication of how the series will perform in the future.

[GRAPHIC OMITTED]
          CALENDAR YEAR            ANNUAL RETURN (%)
              2003                      19.10

(1) The series' annual returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the period shown in the chart, the highest return for a quarter was 9.78% (quarter ended June 2003) and the lowest return for a quarter was -2.52% (quarter ended March 2003).

-----------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS                       LIFE OF
  (FOR THE PERIOD ENDED 12/31/03)(2)     1 YEAR     THE SERIES(3)

-----------------------------------------------------------------


  Phoenix-Kayne Rising Dividends Series  19.10%       10.60%

-----------------------------------------------------------------


  S&P 500(R) Index(4)                    28.71%       18.29%

-----------------------------------------------------------------

(2) The series' average annual returns in this table do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted.

(3) Since August 12, 2002.


(4) The S&P 500(R) Index is an unmanaged, commonly used measure of stock market total return performance and is provided for general comparative purposes. The index is not available for direct investment.


SERIES EXPENSES
    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed by the variable insurance contract for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.

ANNUAL SERIES OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM THE SERIES' ASSETS)

Management Fees                                      0.70%

Distribution and/or Service (12b-1) Fees             None

Other Expenses                                       1.67%
                                                     -----
TOTAL ANNUAL SERIES OPERATING EXPENSES(1)            2.37%
                                                     =====

(1) The series' investment advisor has voluntarily agreed to reimburse the series' expenses other than the management fees to the extent that such expenses exceed 0.15% of the series' average net assets (the "expense cap"). The series operating expenses after reimbursement were 0.85% for the year ended December 31, 2003. The expense cap noted above may be changed or eliminated at any time without notice.

                                        Phoenix-Kayne Rising Dividends Series 33

EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (not including contract fees or sales charges) would be:

--------------------------------------------------------------
                         1 YEAR   3 YEARS  5 YEARS  10 YEARS
--------------------------------------------------------------

  Phoenix-Kayne Rising
  Dividends Series        $240     $740    $1,265    $2,706

--------------------------------------------------------------


Note: your actual expenses would be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the reimbursement of expenses over certain levels by the series' investment advisor. Refer to the section "Management of the Fund" for information about expense reimbursement.


MANAGEMENT OF THE SERIES

THE ADVISOR AND SUBADVISOR
    Phoenix Investment Counsel, Inc. (PIC), is the investment advisor to the series. Kayne Anderson Rudnick Investment Management, LLC (Kayne) is the subadvisor to the series and is responsible for its day-to-day portfolio management. You will find more information about PIC and Kayne in the "Management of the Fund" section of this prospectus.

PORTFOLIO MANAGEMENT
    Allan M. Rudnick and Paul Wayne, CFA, serve as co-portfolio managers of the series.

    ALLAN M. RUDNICK is president and chief investment officer for Kayne and has been with Kayne since 1989.

    PAUL WAYNE, CFA, is chief research officer for Kayne and has been with Kayne since 1992.

FINANCIAL HIGHLIGHTS
    The financial highlights table is intended to help you understand the series' financial performance for the period of the series' operations. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees or expenses were imposed, performance would be lower. This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in the Annual Report and by reference in the Statement of Additional Information.

                                                                                                                     FROM
                                                                                                                  INCEPTION
                                                                                                  YEAR ENDED      8/12/02 TO
                                                                                                   12/31/03        12/31/02
                                                                                                   --------        --------
Net asset value, beginning of period...........................................................      $ 9.64          $10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)................................................................        0.06            0.02
   Net realized and unrealized gain (loss).....................................................        1.78           (0.36)
                                                                                                     ------          ------
     TOTAL FROM INVESTMENT OPERATIONS..........................................................        1.84           (0.34)
                                                                                                     ------          ------
LESS DISTRIBUTIONS
   Dividends from net investment income........................................................       (0.06)          (0.02)
   Distributions from net realized gains.......................................................       (0.07)            --
                                                                                                     ------          ------
     TOTAL DISTRIBUTIONS.......................................................................       (0.13)          (0.02)
                                                                                                     ------          ------
CHANGE IN NET ASSET VALUE......................................................................        1.71           (0.36)
                                                                                                     ------          ------
NET ASSET VALUE, END OF PERIOD.................................................................      $11.35          $ 9.64
                                                                                                     ======          ======
Total return...................................................................................       19.10%          (3.45)%(3)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands).......................................................    $13,783           $1,645

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(1).......................................................................        0.85%(4)        0.85%(2,4)
   Net investment income.......................................................................        0.97%           0.76%(2)
Portfolio turnover.............................................................................          18%             16%(3)

(1) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.37% and 14.32% for the periods ended December 31, 2003 and 2002.
(2) Annualized.
(3) Not annualized.
(4) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

34 Phoenix-Kayne Rising Dividends Series

PHOENIX-KAYNE SMALL-CAP QUALITY VALUE SERIES
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
    Long-term capital appreciation, with dividend income as a secondary consideration.

PRINCIPAL INVESTMENT STRATEGIES
[diamond] Under normal circumstances, the series invests at least 80% of its assets in common stocks of small capitalization companies. The weighted average market capitalizations of the series is kept in line with the rolling four quarter average of the Russell 2000(R) Value Index. Because small-cap companies are defined by reference to an index, the market capitalization of companies which the series may invest may vary with market conditions. The Russell 2000(R) Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth rates. The Russell 2000(R) Value Index measures small-company stocks. As of December 31, 2003, the market capitalization range for the series equity securities was $109 million to $5.6 billion.

[diamond] The subadvisor seeks high-quality companies selling at discount values and avoids "deep cyclical" and "broken" companies. The subadvisor's "quality" criteria includes consistent growth, underleveraged balance sheet, high profitability and rising free cash flows. If a company meets these criteria, the subadvisor researches and analyzes that company's strength of management and relative competitive position in the industry.

[diamond] The subadvisor uses internally constructed proprietary models to determine relative value.

[diamond] Generally, the series invests in 20 to 35 securities at any given time.

PRINCIPAL RISKS
    The series' investments are subject generally to market risk and the risk of selecting under-performing securities and asset classes, which may adversely affect the series and lead to loss of principal.

    The principal risks of investing in the series, which could adversely affect its net asset value, yield, and total return, are:

[diamond] Equity Securities Investment Risk

[diamond] Reduced Diversification Risk

[diamond] Smaller Market Capitalization Risk

[diamond] Value Investing Risk

CALENDAR YEAR ANNUAL TOTAL RETURN
    The following bar chart and table provide some indication of the risks of investing in the series. The bar chart shows the series' total return performance during its first full calendar year.(1) The table shows how the series' average annual total returns compare to those of a broad-based securities market index and a more narrowly based benchmark that reflects the market sectors in which the series invests. The series' past performance is not necessarily an indication of how the series will perform in the future.

[GRAPHIC OMITTED]
          CALENDAR YEAR            ANNUAL RETURN (%)
              2003                      20.28

(1) The series' annual return in this chart does not reflect the deduction of any separate account or contract charges. The returns would have been less than that shown if such charges were deducted. During the period shown in the chart, the highest return for a quarter was 19.09% (quarter ended June
    2003) and the lowest return for a quarter was -11.47% (quarter ended March
    2003).

-----------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS                         LIFE OF
  (FOR THE PERIOD ENDED 12/31/03)(2)       1 YEAR   THE SERIES(3)

-----------------------------------------------------------------

  Phoenix-Kayne Small-Cap Quality          20.28%      15.07%
  Value Series

-----------------------------------------------------------------

  Russell 2000(R)Value Index(4)            46.03%      29.20%

-----------------------------------------------------------------

  S&P 500(R) Index(5)                      28.71%      18.29%

-----------------------------------------------------------------

(2) The series' annual return in this table does not reflect the deduction of any separate account or contract charges. The returns would have been less than that shown if such charges were deducted.

(3) Since August 12, 2002.

(4) The Russell 2000(R) Value Index is a market capitalization-weighted index of value-oriented stocks of the smallest 2,000 companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total-return basis with dividends reinvested. The index is not available for direct investment.

(5) The S&P 500(R) Index is an unmanaged, commonly used measure of stock market total return performance and is provided for general comparative purposes. The index is not available for direct investment.

SERIES EXPENSES
    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed by the variable insurance contract for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.

ANNUAL SERIES OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM THE SERIES' ASSETS)

Management Fees                                      0.90%

Distribution and/or Service (12b-1) Fees             None

Other Expenses                                       4.83%
                                                     -----
TOTAL ANNUAL SERIES OPERATING EXPENSES(1)            5.73%
                                                     =====

(1) The series' investment advisor has voluntarily agreed to reimburse the series' expenses other than the management fees to the extent that such expenses exceed 1.05% of the series' average net assets (the "expense cap"). The series operating expenses after reimbursement were 0.85% for the year ended


                                 Phoenix-Kayne Small-Cap Quality Value Series 35

    December 31, 2003. The expense cap noted above may be changed or eliminated at any time without notice.

EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (not including contract fees or sales charges) would be:

--------------------------------------------------------------
                         1 YEAR   3 YEARS  5 YEARS  10 YEARS
--------------------------------------------------------------


  Phoenix-Kayne Small
  Cap Quality Value       $571    $1,700   $2,813    $5,525
  Series

--------------------------------------------------------------

Note: your actual expenses would be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the reimbursement of expenses over certain levels by the series investment advisor. Refer to the section "Management of the Fund" for information about expense reimbursement.

MANAGEMENT OF THE SERIES

THE ADVISOR AND SUBADVISOR
    Phoenix Investment Counsel, Inc. (PIC), is the investment advisor to the series. Kayne Anderson Rudnick Investment Management, LLC (Kayne) is the subadvisor to the series and is responsible for its day-to-day portfolio management. You will find more information about PIC and Kayne in the "Management of the Fund" section of this prospectus.

PORTFOLIO MANAGEMENT
    Robert A. Schwarzkopf, CFA, and Sandi L. Gleason, CFA, serve as co-portfolio managers of the series.

    ROBERT A. SCHWARZKOPF, CFA, is managing director of Small Cap Equity and has been with Kayne since 1991.

    SANDI L. GLEASON, CFA, is a principal and has been with Kayne since 1993.

FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand the series' financial performance for the period of the series' operations. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees or expenses were imposed, performance would be lower. This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in the Annual Report and by reference in the Statement of Additional Information.

                                                                                                                     FROM
                                                                                                                  INCEPTION
                                                                                                  YEAR ENDED      8/12/02 TO
                                                                                                   12/31/03        12/31/02
                                                                                                   --------        --------
Net asset value, beginning of period............................................................     $ 9.99          $10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss).................................................................       0.09            0.07
   Net realized and unrealized gain (loss)......................................................       1.94            0.03
                                                                                                     ------          ------
     TOTAL FROM INVESTMENT OPERATIONS...........................................................       2.03            0.10
                                                                                                     ------          ------
LESS DISTRIBUTIONS
   Dividends from net investment income.........................................................      (0.09)          (0.07)
   Distributions from net realized gains........................................................      (0.01)          (0.04)
                                                                                                     ------          ------
     TOTAL DISTRIBUTIONS........................................................................      (0.10)          (0.11)
                                                                                                     ------          ------
CHANGE IN NET ASSET VALUE.......................................................................       1.93           (0.01)
                                                                                                     ------          ------
NET ASSET VALUE, END OF PERIOD..................................................................     $11.92          $ 9.99
                                                                                                     ======          ======
Total return....................................................................................      20.28%           1.01%(3)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                                                             $4,801            $869

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(1)........................................................................       1.05%(4)        1.05%(2,4)
   Net investment income........................................................................       1.37%           2.33%(2)
Portfolio turnover..............................................................................         42%              4%(3)

(1) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 5.73% and 22.60% for the periods ended December 31, 2003 and 2002, respectively.
(2) Annualized.
(3) Not annualized.
(4) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

36 Phoenix-Kayne Small-Cap Quality Value Series

PHOENIX-LAZARD INTERNATIONAL EQUITY SELECT SERIES
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
    Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES
[diamond] The series invests primarily in equity securities, American and Global
          Depositary Receipts (ADRs and GDRs, respectively) and common stocks of relatively large non-U.S. companies (i.e., companies that are domiciled outside of the U.S. and may or may not trade on U.S. stock exchanges) with market capitalizations of at least $5 billion at the time of purchase and within the range of companies included in the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE)(R) Index that the subadvisor believes are undervalued based on their earnings, cash flow or asset values. The series may have more than 25% of its assets invested in any one non-U.S. country. The series invests in equity securities with capitalizations of greater than $5 million.

[diamond] The series currently intends to hold securities of between 30 and 45 different issuers on a long-term basis. Although the subadvisor does not anticipate frequent trading in the series' securities, the series will sell positions when it considers such action appropriate.

[diamond] In choosing stocks for the series, the subadvisor looks for established companies in economically developed countries. The allocation of the series' assets among geographic sectors may shift from time to time based on the subadvisor's judgment. Under normal circumstances, the series invests at least 80% of its assets in equity securities of non-U.S. companies.

[diamond] The series may engage, to a limited extent, in various investment techniques, such as foreign currency transactions and lending portfolio securities.

PRINCIPAL RISKS
    The series' investments are subject generally to market risk and the risk of selecting under-performing securities and asset classes, which may adversely affect the series and lead to loss of principal.

    The principal risks of investing in the series, which could adversely affect its net asset value, yield, and total return, are:

[diamond] Equity Securities Investment Risk

[diamond] Foreign Investment Risk
          o Foreign Currency Risk

[diamond] Reduced Diversification Risk

    Please see "Description of Principal Risks" for a description of each of these risks.

CALENDAR YEAR ANNUAL TOTAL RETURN

    The following bar chart and table provide some indication of the risks of investing in the series. The bar chart shows the series' total return performance during its first full calendar year.(1) The table shows how the series' average annual total returns compare to those of a broad-based securities market index and a more narrowly based benchmark that reflects the market sectors in which the series invests. The series' past performance is not necessarily an indication of how the series will perform in the future.


[GRAPHIC OMITTED]
          CALENDAR YEAR            ANNUAL RETURN (%)
              2003                      29.82

(1) The series' annual return in this chart does not reflect the deduction of any separate account or contract charges. The returns would have been less than that shown if such charges were deducted. During the period shown in the chart, the highest return for a quarter was 15.74% (quarter ended December 2003) and the lowest return for a quarter was -5.33% (quarter ended March 2003).

-----------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS                        LIFE OF
  (FOR THE PERIOD ENDED 12/31/03)(2)     1 YEAR     THE SERIES(3)
-----------------------------------------------------------------

  Phoenix-Lazard International Equity    29.82%      17.01%
  Select Series

-----------------------------------------------------------------

  MSCI EAFE(R) Index(4)                  39.17%      23.31%
-----------------------------------------------------------------

  S&P 500(R) Index(5)                    39.17%      23.31%

-----------------------------------------------------------------

(2) The series' average annual returns in this table do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted.

(3) Since August 12, 2002.

(4) The MSCI (Morgan Stanley Capital International) EAFE(R) Index measures foreign stock fund performance, which includes net dividends reinvested. Total return figures are net of foreign withholding taxes. The EAFE(R) is an aggregate of 21 individual country indexes in Europe, Australia, New Zealand and the Far East. The index is not available for direct investment.

(5) The S&P 500(R) Index is an unmanaged, commonly used measure of stock market total return performance and is provided for general comparative purposes. The index is not available for direct investment.

SERIES EXPENSES
    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed by the variable insurance contract for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.

                            Phoenix-Lazard International Equity Select Series 37

ANNUAL SERIES OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM THE SERIES' ASSETS)

Management Fees                                      0.90%

Distribution and/or Service (12b-1) Fees             None

Other Expenses                                       1.13%
                                                     -----
TOTAL ANNUAL SERIES OPERATING EXPENSES(1)            2.03%
                                                     =====

(1) The series' investment advisor has voluntarily agreed to reimburse the series' expenses other than the management fees to the extent that such expenses exceed 0.15% of the series' average net assets (the "expense cap"). The series operating expenses after reimbursement were 1.05% for the year ended December 31, 2003. The expense cap noted above may be changed or eliminated at any time without notice.

EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (not including contract fees or sales charges) would be:

--------------------------------------------------------------
                         1 YEAR   3 YEARS  5 YEARS  10 YEARS
--------------------------------------------------------------

  Phoenix-Lazard
  International Equity    $206     $636    $1,092    $2,357
  Select Series

--------------------------------------------------------------


Note: your actual expenses would be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the reimbursement of expenses over certain levels by the series' investment advisor. Refer to the section "Management of the Fund" for information about expense reimbursement.


MANAGEMENT OF THE SERIES

THE ADVISOR AND SUBADVISOR
    Phoenix Variable Advisors, Inc. (PVA), is the investment advisor to the series. Lazard Asset Management LLC (Lazard) is the subadvisor to the series and is responsible for its day-to-day portfolio management. You will find more information about PVA and Lazard in the "Management of the Fund" section of this prospectus.

PORTFOLIO MANAGEMENT
    The series will be managed on a team basis. The names of the principal persons who will be primarily responsible for the day-to-day management of the assets of the series are as follows:

    JOHN R. REINSBERG, Managing Director, Portfolio Manager. Mr. Reinsberg joined Lazard in 1992. He is responsible for international/global equity management and overseeing the day-to-day operations of Lazard's international equity investment team. Mr. Reinsberg has an M.B.A. from Columbia University and a B.A. from the University of Pennsylvania. He speaks English, German, French, and Spanish.

   MICHAEL A. BENNETT is a Managing Director of Lazard Asset Management and a portfolio manager for the International Equity, International Equity Select, European Equity Select, and Global Equity teams. He began working in the investment field in 1987. Prior to joining the firm in 1992, Mr. Bennett served as an international equity analyst with General Electric Investment Corporation. Previously he was with Keith Lippert Associates and Arthur Andersen & Company. He is a CPA, has an MBA from the University of Chicago's Graduate School of Business and a BS from New York University.

   GABRIELLE BOYLE is a Managing Director of Lazard. She is a Portfolio Manager on Lazard's International Equity team and a member of the London-based European Equity team. She joined Lazard in 1993 and has been working in the investment field since 1991. Previously Ms. Boyle worked with Royal Insurance Asset Management. She earned a BA (Hons) degree in Economics & History in 1989 and a M.A. in Economics in 1990, both from University College, Dublin. She is a member of the Institute of Investment Management and Research.

   GABRIELLA DIXON, CFA, is a Managing Director of Lazard Asset Management LLC. Her responsibilties include portfolio management and research for Lazard's International Equity, International Equity Select, and European Equity products. Ms. Dixon began her investment experience upon joining the firm in 1990. She received a BA with Honors from Wesleyan University. Ms. Dixon is a CFA and is fluent in French and Italian.

   MICHAEL POWERS is a Managing Director of Lazard Asset Management LLC and a member of the International Equity, International Equity Select, and European Equity Select teams. He began working in the investment field in 1990. Previous to joining the firm in 1990, he was a vice president for Chemco Technologies. He received an MBA from Long Island University and a BA from Brown University.

38 Phoenix-Lazard International Equity Select Series

FINANCIAL HIGHLIGHTS
    The financial highlights table is intended to help you understand the series' financial performance for the period of the series' operations. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees or expenses were imposed, performance would be lower. This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in the Annual Report and by reference in the Statement of Additional Information.

                                                                                                                    FROM
                                                                                                                  INCEPTION
                                                                                                  YEAR ENDED      8/12/02 TO
                                                                                                   12/31/03        12/31/02
                                                                                                   --------        --------
Net asset value, beginning of period...........................................................     $ 9.58          $10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)................................................................       0.12(4)         0.01
   Net realized and unrealized gain (loss).....................................................       2.73           (0.43)
                                                                                                    ------          ------
     TOTAL FROM INVESTMENT OPERATIONS..........................................................       2.85           (0.42)
                                                                                                    ------          ------
LESS DISTRIBUTIONS
   Dividends from net investment income........................................................      (0.07)             --
   Distributions from net realized gains.......................................................      (0.01)             --
                                                                                                    ------          ------
     TOTAL DISTRIBUTIONS.......................................................................      (0.08)             --
                                                                                                    ------          ------
CHANGE IN NET ASSET VALUE......................................................................       2.77           (0.42)
                                                                                                    ------          ------
NET ASSET VALUE, END OF PERIOD.................................................................     $12.35          $ 9.58
                                                                                                    ======          ======
Total return...................................................................................      29.82%          (4.22)%(3)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands).......................................................    $29,944          $2,887

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(1).......................................................................       1.05%           1.05%(2)
   Net investment income.......................................................................       1.13%           0.26%(2)
Portfolio turnover.............................................................................          9%             70%(3)

(1) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.03% and 10.26% for the periods ended December 31, 2003 and 2002.
(2) Annualized.
(3) Not annualized.
(4) Computed using average shares outstanding.



                            Phoenix-Lazard International Equity Select Series 39

PHOENIX-LAZARD SMALL-CAP VALUE SERIES
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
    Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES
    The series invests primarily in equity securities, principally common stocks, of relatively small U.S. companies that the subadvisor believes are undervalued based on their earnings, cash flow or asset values. The subadvisor considers "small cap companies" to be those companies that, at the time of initial purchase by the series, have market capitalizations within the range of companies included in the Russell 2000(R) index (up to $2 billion as of December 31, 2003). Because small cap companies are defined by reference to an index, the market capitalizations of companies in which the Series invest may vary with market conditions. The series invests in equity securities with a capitalization range of $30 million to $5 billion.

    Under normal circumstances, the series invests at least 80% of its assets in equity securities of small cap companies. The series may invest up to 20% of its assets in equity securities of larger U.S. companies.

PRINCIPAL RISKS
    The series' investments are subject generally to market risk and the risk of selecting under-performing securities and asset classes, which may adversely affect the series and lead to loss of principal.

    The principal risks of investing in the series, which could adversely affect its net asset value, yield, and total return, are:

[diamond] Equity Securities Investment Risk

[diamond] Smaller Market Capitalization Risk

[diamond] Value Investing Risk

    Please see "Description of Principal Risks" for a description of each of these risks.

CALENDAR YEAR ANNUAL TOTAL RETURN
    The following bar chart and table provide some indication of the risks of investing in the series. The bar chart shows the series' total return performance during its first full calendar year.(1) The table shows how the series' average annual total returns compare to those of a broad-based securities market index and a more narrowly based benchmark that reflects the market sectors in which the series invests. The series' past performance is not necessarily an indication of how the series will perform in the future.

[GRAPHIC OMITTED]
          CALENDAR YEAR            ANNUAL RETURN (%)
              2003                      38.94

(1) The series' annual return in this chart does not reflect the deduction of any separate account or contract charges. The returns would have been less than that shown if such charges were deducted. During the period shown in the chart, the highest return for a quarter was 18.41% (quarter ended June
    2003) and the lowest return for a quarter was -4.67% (quarter ended March
    2003).

-----------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS                        LIFE OF
  (FOR THE PERIOD ENDED 12/31/03)(2)        1 YEAR  THE SERIES(3)

-----------------------------------------------------------------

  Phoenix-Lazard Small-Cap Value Series     38.94%      24.83%

-----------------------------------------------------------------
  Russell 2000(R) Index(4)                  47.25%      31.46%

-----------------------------------------------------------------

  S&P 500(R) Index(5)                       28.71%      18.29%

-----------------------------------------------------------------
(2) The series' annual returns in this table do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted.

(3) Since August 12, 2002.

(4) The Russell 2000(R) Index is a market capitalization-weighted index of the smallest 2,000 companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total-return basis with dividends reinvested. The index is not available for direct investment.


(5) The S&P 500(R) Index is an unmanaged, commonly used measure of stock market total return performance and is provided for general comparative purposes. The index is not available for direct investment.


SERIES EXPENSES
    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed by the variable insurance contract for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.

ANNUAL SERIES OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM THE SERIES' ASSETS)

Management Fees                                      0.90%

Distribution and/or Service (12b-1) Fees             None

Other Expenses                                       2.43%
                                                     -----
TOTAL ANNUAL SERIES OPERATING EXPENSES (1)           3.33%
                                                     =====

(1) The series' investment advisor has voluntarily agreed to reimburse the series' expenses other than the management fees to the extent that such expenses exceed 0.15% of the series' average net assets (the "expense cap"). The series operating expenses after reimbursement were 1.05% for the year ended December 31, 2003. The expense cap noted above may be changed or eliminated at any time without notice.

EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (not including contract fees or sales charges) would be:

40 Phoenix-Lazard Small-Cap Value Series

--------------------------------------------------------------
                         1 YEAR   3 YEARS  5 YEARS  10 YEARS
--------------------------------------------------------------

  Phoenix-Lazard
  Small-Cap Value Series  $336    $1,024   $1,735    $3,621

--------------------------------------------------------------


Note: your actual expenses would be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the reimbursement of expenses over certain levels by the series' investment advisor. Refer to the section "Management of the Fund" for information about expense reimbursement.


MANAGEMENT OF THE SERIES

THE ADVISOR AND SUBADVISOR
    Phoenix Variable Advisors, Inc. (PVA), is the investment advisor to the series. Lazard Asset Management LLC (Lazard) is the subadvisor to the series and is responsible for its day-to-day portfolio management. You will find more information about PVA and Lazard in the "Management of the Fund" section of this prospectus.

PORTFOLIO MANAGEMENT
    The series will be managed on a team basis. The names of the principal persons who will be primarily responsible for the day-to-day management of the assets of the series are as follows:

    ANDREW LACEY is a Managing Director of Lazard Asset Management and a portfolio manager focusing on U.S. Equity products, who is also a member of the Global Equity Select, Global ex-Australia, and Global Trend Funds teams. He is also a portfolio manager for the Phoenix-Lazard U.S. Multi-Cap Series. He has been working in the investment field since 1995. Prior to becoming a full-time member of Lazard's equity team in 1996,Mr. Lacey worked part-time at Lazard from 1995-1996 while attaining his MBA from Columbia University. He also has a BA from Wesleyan University. Mr. Lacey speaks Portuguese.

    PATRICK MULLIN, CFA, is a Director of Lazard Asset Management LLC and a Small Cap Equity portfolio manager/analyst. He is also a portfolio manager for the Phoenix-Lazard U.S. Multi-Cap Series. Prior to joining the firm in 1998, he was with Target Capital Management and Dillon, Read, & Co. Inc. Mr. Mullin has an MBA from the University of North Carolina /Chapel Hill, a BA from Trinity College and is a Chartered Financial Analyst.

    DANIEL BRESLIN is a Senior Vice President of Lazard Asset Management LLC and a research analyst on the U.S. Small Cap Equity product team. He has been working in the investment field since 1992. Prior to joining Lazard in 2002, he was associated with Guardian Life and New York Life. Mr. Breslin received an MBA from Pace University and a BA from Rutgers University.

    VALERIE DAVISSON joined Lazard in August 2001 as a research analyst on the U.S. Small Cap Equity product team. Previously, she worked for Bear Stearns & Co., Allied Signal and Price Waterhouse. Ms. Davisson received a BS from St. Louis University in 1987, and an MA in accounting from the same institution in 1991. She is a CPA (licensed in the state of Arizona) and speaks Spanish.

    CHARLES WEISSMAN, CFA, is a Vice President and equity research analyst on the U.S. Small Cap Equity product team. He has been working in the investment field since 1998. Prior to joining Lazard in 2001, Mr. Weissmann was with Bear Stearns. Mr. Weissman graduated from New York University with a BA in 1994, and is a Chartered Financial Analyst.

                                        Phoenix-Lazard Small-Cap Value Series 41

FINANCIAL HIGHLIGHTS
    The financial highlights table is intended to help you understand the series' financial performance for the period of the series' operations. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees or expenses were imposed, performance would be lower. This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in the Annual Report and by reference in the Statement of Additional Information.

                                                                                                                    FROM
                                                                                                                  INCEPTION
                                                                                                 YEAR ENDED       8/12/02 TO
                                                                                                  12/31/03         12/31/02
                                                                                                  --------         --------
Net asset value, beginning of period.........................................................      $ 9.78            $10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)................................................................      0.01              0.01
   Net realized and unrealized gain (loss).....................................................      3.80             (0.22)
                                                                                                   ------            ------
     TOTAL FROM INVESTMENT OPERATIONS..........................................................      3.81             (0.21)
                                                                                                   ------            ------
LESS DISTRIBUTIONS
   Dividends from net investment income........................................................     (0.01)            (0.01)
   Distributions from net realized gains.......................................................     (0.12)               --
                                                                                                   ------            ------
     TOTAL DISTRIBUTIONS.......................................................................     (0.13)            (0.01)
                                                                                                   ------            ------
CHANGE IN NET ASSET VALUE......................................................................      3.68             (0.22)
                                                                                                   ------            ------
NET ASSET VALUE, END OF PERIOD.................................................................    $13.46            $ 9.78
                                                                                                   =======           ======
Total return...................................................................................     38.94%            (2.12)%(4)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands).......................................................   $10,098            $3,358

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(1).......................................................................      1.05%(2)          1.05%(3)
   Net investment income.......................................................................      0.24%             0.26%(3)
Portfolio turnover.............................................................................        65%               33%(4)

(1) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 3.33% and 6.16% for the periods ended December 31, 2003 and 2002.
(2) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(3) Annualized.
(4) Not annualized.

42 Phoenix-Lazard Small-Cap Value Series

PHOENIX-LAZARD U.S. MULTI-CAP SERIES
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
    Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES
    The series invests primarily in equity securities, principally common stocks, of small-, medium- and large-sized U.S. companies (defined by the subadvisor as "multi-cap") that the subadvisor believes are undervalued based on their earnings, cash flow or asset values. The subadvisor will allocate investments of the series among companies based on their capitalization at the time of purchase with the objective of outperforming the Russell 3000(R) Index over a three to five year market cycle. The market capitalizations of companies in which the series may invest may vary with market conditions. The series invests in equity securities with capitalizations of greater than $500 million.

    The series typically holds securities of between 50 and 70 different issuers on a long-term basis. Under normal market circumstances, the series invests at least 80% of its assets in U.S. securities.

    The series may engage, to a limited extent, in various investment techniques such as lending portfolio securities.

PRINCIPAL RISKS
    The series' investments are subject generally to market risk and the risk of selecting under-performing securities and asset classes, which may adversely affect the series and lead to loss of principal.

    The principal risks of investing in the series, which could adversely affect its net asset value, yield, and total return, are:

[diamond] Equity Securities Investment Risk

[diamond] Larger Market Capitalization Risk

[diamond] Smaller Market Capitalization Risk

[diamond] Value Investing Risk

    Please see "Description of Principal Risks" for a description of each of these risks.

CALENDAR YEAR ANNUAL TOTAL RETURN
    The following bar chart and table provide some indication of the risks of investing in the series. The bar chart shows the series' total return performance during its first full calendar year.(1) The table shows how the series' average annual total returns compare to those of a broad-based securities market index and a more narrowly based benchmark that reflects the market sectors in which the series invests. The series' past performance is not necessarily an indication of how the series will perform in the future.

[GRAPHIC OMITTED]
          CALENDAR YEAR            ANNUAL RETURN (%)
              2003                     28.78

(1) The series' annual return in this chart does not reflect the deduction of any separate account or contract charges. The returns would have been less than that shown if such charges were deducted. During the period shown in the chart, the highest return for a quarter was 14.17% (quarter ended June
    2003) and the lowest return for a quarter was -1.94% (quarter ended March
    2003).

---------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS                      LIFE OF
  (FOR THE PERIOD ENDED 12/31/03)(2)    1 YEAR    THE SERIES(3)
---------------------------------------------------------------

  Phoenix-Lazard U.S. Multi-Cap Series   28.78%      20.45%

---------------------------------------------------------------

  Russell 3000(R) Index(4)               31.06%      19.75%

---------------------------------------------------------------

  S&P 500(R) Index(5)                    28.71%      18.29%

---------------------------------------------------------------

(2) The series' average annual returns in this table do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted.
(3) Since August 12, 2002.
(4) The Russell 3000(R)Index is a market capitalization-weighted index of 3,000 largest U.S. companies. The index is calculated on a total-return basis with dividends reinvested. The index is not available for direct investment.
(5) The S&P 500(R) Index is an unmanaged, commonly used measure of stock market total return performance and is provided for general comparative purposes. The index is not available for direct investment.

SERIES EXPENSES
    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed by the variable insurance contract for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.

ANNUAL SERIES OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM THE SERIES' ASSETS)

Management Fees                                      0.80%

Distribution and/or Service (12b-1) Fees             None

Other Expenses                                       3.92%
                                                     -----
TOTAL ANNUAL SERIES OPERATING EXPENSES (1)           4.72%
                                                     =====

(1) The series' investment advisor has voluntarily agreed to reimburse the series' expenses other than the management fees to the extent that such expenses exceed 0.15% of the series' average net assets (the "expense cap"). The series operating expenses after reimbursement were 0.95% for the year ended December 31, 2003. The expense cap noted above may be changed or eliminated at any time without notice.

                                         Phoenix-Lazard U.S. Multi-Cap Series 43

EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (not including contract fees or sales charges) would be:

--------------------------------------------------------------
                         1 YEAR   3 YEARS  5 YEARS  10 YEARS
--------------------------------------------------------------

  Phoenix-Lazard U.S.
  Multi-Cap Series        $473    $1,422   $2,376    $4,786

--------------------------------------------------------------


Note: your actual expenses would be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the reimbursement of expenses over certain levels by the series' investment advisor. Refer to the section "Management of the Fund" for information about expense reimbursement.


MANAGEMENT OF THE SERIES

THE ADVISOR AND SUBADVISOR
    Phoenix Variable Advisors, Inc. (PVA), is the investment advisor to the series. Lazard Asset Management LLC (Lazard) is the subadvisor to the series and is responsible for its day-to-day portfolio management. You will find more information about PVA and Lazard in the "Management of the Fund" section of this prospectus.

PORTFOLIO MANAGEMENT
    The series will be managed on a team basis. The names of the principal persons who will be primarily responsible for the day-to-day management of the assets of the series are as follows:

   ANDREW LACEY is a Managing Director of Lazard Asset Management and a portfolio manager focusing on U.S. equity products, who is also a member of the Global Equity Select, Global ex-Australia, and Global Trend Funds teams. He is also a portfolio manager for the Phoenix-Lazard Small-Cap Value Series. He has been working in the investment field since 1995. Prior to becoming a full-time member of Lazard's equity team in 1996, Mr. Lacey worked part-time at Lazard from 1995-1996 while attaining his MBA from Columbia University. He also has a BA from Wesleyan University. Mr. Lacey speaks Portuguese.

   CHRISTOPHER BLAKE is a Managing Director of Lazard Asset Management LLC. He is a Portfolio Manager/Analyst for the Lazard Mid Cap portfolio, working also on the Global Small Cap team. He joined the firm in 1995 and has a BSBA in Finance from the University of Denver.

    PATRICK MULLIN, CFA, is a Director of Lazard Asset Management LLC and a Small Cap Equity portfolio manager/analyst. He is also a portfolio manager for the Phoenix-Lazard Small-Cap Value Series. Prior to joining the firm in 1998, he was with Target Capital Management and Dillon, Read, & Co. Inc. Mr. Mullin has an MBA from the University of North Carolina /Chapel Hill, a BA from Trinity College and is a Chartered Financial Analyst.

    ROBERT A. FAILLA, CFA, is a Vice President of Lazard Asset Management. He is a portfolio manager for the Lazard Mid Cap and Strategic Equity portfolios. He began working in the investment field in 1993. Prior to joining Lazard in 2003, Mr. Failla was associated with AllianceBernstein, where he had worked as a Portfolio Manager and a Trader. He received an MBA in Finance and Management from NYU's Stern School of Business, and holds a BA in Psychology from Harvard. He is a Chartered Financial Analyst.

    GARY BUESSER, CFA, is a Senior Vice President of Lazard Asset Management LLC. He is a portfolio manager for the Lazard Mid Cap and Strategic Equity portfolios. Prior to joining the firm in April 2000, Mr. Buesser worked for Evergreen Funds, SG Cowen, Shearson Lehman Brothers, and Kidder Peabody. Mr. Buesser began working in the investment field in 1983. He has an MBA in Finance from William and Mary and a BS in Economics from St. Peter's College. Mr. Buesser is a member of the New York Society of Security Analysts and is a CFA - AIMR.

44 Phoenix-Lazard U.S. Multi-Cap Series

FINANCIAL HIGHLIGHTS
    The financial highlights table is intended to help you understand the series' financial performance for the period of the series' operations. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees or expenses were imposed, performance would be lower. This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in the Annual Report and by reference in the Statement of Additional Information.

                                                                                                                         FROM
                                                                                                                       INCEPTION
                                                                                                      YEAR ENDED      8/12/02 TO
                                                                                                       12/31/03         12/31/02
                                                                                                       --------         --------
Net asset value, beginning of period..............................................................   $10.03              $10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)...................................................................     0.05                0.02
   Net realized and unrealized gain (loss)........................................................     2.84                0.03
                                                                                                     ------              ------
     TOTAL FROM INVESTMENT OPERATIONS.............................................................     2.89                0.05
                                                                                                     ------              ------
LESS DISTRIBUTIONS
   Dividends from net investment income...........................................................    (0.05)              (0.02)
   Distributions from net realized gains..........................................................    (0.25)                --
                                                                                                     ------              ------
     TOTAL DISTRIBUTIONS..........................................................................    (0.30)              (0.02)
                                                                                                     ------              ------
CHANGE IN NET ASSET VALUE.........................................................................     2.59                0.03
                                                                                                     ------              ------
NET ASSET VALUE, END OF PERIOD....................................................................   $12.62              $10.03
                                                                                                     ======              ======
Total return......................................................................................    28.78%               0.50%(3)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)..........................................................   $4,219              $2,111

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(1)..........................................................................     0.95%(4)            0.95%(2)
   Net investment income..........................................................................     0.52%               0.65%(2)
Portfolio turnover rate...........................................................................       73%                 29%(3)

(1) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 4.72% and 8.14% for the periods ended December 31, 2003 and 2002.
(2) Annualized.
(3) Not annualized.
(4) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

                                         Phoenix-Lazard U.S. Multi-Cap Series 45

PHOENIX-LORD ABBETT BOND-DEBENTURE SERIES
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
    High current income and long-term capital appreciation to produce a high total return.

PRINCIPAL INVESTMENT STRATEGIES

[diamond] To pursue its goal, the series, under normal circumstances, will invest at least 80% of its assets, plus any borrowed amounts, in fixed-income securities of various types, including:

          o  Bonds
          o  Debentures
          o  Mortgage-related and other asset-backed securities
          o  High-yield and Investment Grade Debt Securities
          o  U.S. Government Securities
          o  Equity Related Securities:
             -  Convertible Securities
             -   Debt Securities with Warrants
          o  Preferred Stocks
          o  Emerging Market Debt Securities

[diamond] The subadvisor will invest at least 20% of the series assets in any combination of investment grade debt securities, U.S. Government securities and cash equivalents.

[diamond] The subadvisor may invest up to 20% of the net series assets in equity securities, including common stocks, preferred stocks, convertible preferred stocks, warrants and similar investments.

[diamond] The subadvisor seeks unusual values, using fundamental, bottom-up research to identify undervalued securities.

[diamond] The subadvisor seeks high-yield debt securities, sometimes called
          "lower-rated bonds" or "junk-bonds" and may invest more than half the series' assets in those securities.

[diamond] The subadvisor seeks fixed-income securities with an average duration between three to seven years with an average maturity of approximately five to twelve years.

[diamond] The series may invest up to 20% of its assets in foreign securities, including emerging markets securities.

PRINCIPAL RISKS
    The series is subject to the general risks and considerations associated with investing in debt securities. The principal risks of investing in the series, which could adversely affect its net asset value and total return, are:

[diamond] Convertible Securities Investment Risk
[diamond] Emerging Market Investment Risk
[diamond] Equity Securities Investment Risk
[diamond] Foreign Investment Risk
[diamond] Fixed Income Securities Investment Risk
[diamond] Government Securities Investment Risk
[diamond] Junk Bond Investment Risk
[diamond] Unrated Securities Investment Risk
[diamond] Value Investing Risk

    Please see "Description of Principal Risks" for a description of each of these risks.

CALENDAR YEAR ANNUAL TOTAL RETURN
    The following bar chart and table provide some indication of the risks of investing in the series. The bar chart shows the series' total return performance during its first full calendar year.(1) The table shows how the series' average annual total returns compare to those of a broad-based securities market index and a more narrowly based benchmark that reflects the market sectors in which the series invests. The series' past performance is not necessarily an indication of how the series will perform in the future.

[GRAPHIC OMITTED]
          CALENDAR YEAR            ANNUAL RETURN (%)
              2003                      17.76

(1) The series' annual return in this chart does not reflect the deduction of any separate account or contract charges. The returns would have been less than that shown if such charges were deducted. During the period shown in the chart, the highest return for a quarter was 9.78% (quarter ended June
    2003) and the lowest return for a quarter was -2.52% (quarter ended March
    2003).

-----------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS                       LIFE OF
  (FOR THE PERIOD ENDED 12/31/03)(2)       1 YEAR   THE SERIES(3)
-----------------------------------------------------------------


  Phoenix-Lord Abbett Bond-Debenture      17.76%      17.63%
  Series

-----------------------------------------------------------------

  Merrill Lynch High Yield Master II      28.15%      25.12%
  Index(4)

-----------------------------------------------------------------

  Lehman Brothers Aggregate Bond Index(5)  4.10%      5.88%

-----------------------------------------------------------------
(2) The series' average annual returns in this table do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted.

(3) Since August 12, 2002.

(4) The Merryll Lynch High Yield Master II Index measures total return performance for high-yield bonds. The index is not available for direct investment.

(5) The Lehman Brothers Aggregate Bond Index is an unmanaged, commonly used measure of broad bond market total return performance and is provided for general comparative purposes. The index is not available for direct investment.

SERIES EXPENSES
    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed by the variable insurance contract for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.

46 Phoenix-Lord Abbett Bond Debenture Series

ANNUAL SERIES OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM THE SERIES' ASSETS)

Management Fees                                      0.75%

Distribution and/or Service (12b-1) Fees             None

Other Expenses                                       1.77%
                                                     -----

TOTAL ANNUAL SERIES OPERATING EXPENSES (1)           2.52%
                                                     =====

(1) The series' investment advisor has voluntarily agreed to reimburse the series' expenses other than the management fees to the extent that such expenses exceed 0.15% of the series' average net assets (the "expense cap"). The series operating expenses after reimbursement were 0.90% for the year ended December 31, 2003. The expense cap noted above may be changed or eliminated at any time without notice.

EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (not including contract fees or sales charges) would be:

--------------------------------------------------------------
                         1 YEAR   3 YEARS  5 YEARS  10 YEARS
--------------------------------------------------------------

  Phoenix-Lord Abbett
  Bond-Debenture Series   $255     $784    $1,340    $2,854

--------------------------------------------------------------


Note: your actual expenses would be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the reimbursement of expenses over certain levels by the series' investment advisor. Refer to the section "Management of the Fund" for information about expense reimbursement.


MANAGEMENT OF THE SERIES

THE ADVISOR AND SUBADVISOR
    Phoenix Variable Advisors, Inc. (PVA), is the investment advisor to the series. Lord, Abbett & Co. LLC (Lord Abbett) is the subadvisor to the series and is responsible for its day-to-day portfolio management. You will find more information about PVA and Lord Abbett in the "Management of the Fund" section of this prospectus.

PORTFOLIO MANAGEMENT
    Lord Abbett uses a team of investment managers and analysts acting together to manage the series' investments.

    CHRISTOPHER J. TOWLE, Partner and Investment Manager, joined Lord Abbett in 1987. He is a holder of a Chartered Financial Analyst designation and has been in the investment business since 1980.

                                    Phoenix-Lord Abbett Bond Debenture Series 47

FINANCIAL HIGHLIGHTS
    The financial highlights table is intended to help you understand the series' financial performance for the period of the series' operations. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees or expenses were imposed, performance would be lower. This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in the Annual Report and by reference in the Statement of Additional Information.

                                                                                                              FROM INCEPTION
                                                                                                  YEAR ENDED    8/12/02 TO
                                                                                                   12/31/03      12/31/02
                                                                                                   --------      --------

Net asset value, beginning of period..............................................................  $10.44         $10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)...................................................................    0.59           0.18
   Net realized and unrealized gain (loss)........................................................    1.23           0.46
                                                                                                    ------         ------
     TOTAL FROM INVESTMENT OPERATIONS.............................................................    1.82           0.64
                                                                                                    ------         ------
LESS DISTRIBUTIONS
   Dividends from net investment income...........................................................   (0.59)         (0.18)
   Distributions from net realized gains..........................................................   (0.10)         (0.02)
                                                                                                    ------         ------
     TOTAL DISTRIBUTIONS..........................................................................   (0.69)         (0.20)
                                                                                                    ------         ------
CHANGE IN NET ASSET VALUE.........................................................................    1.13           0.44
                                                                                                    ------         ------
NET ASSET VALUE, END OF PERIOD....................................................................  $11.57         $10.44
                                                                                                    ======         ======
Total return......................................................................................   17.76%          6.36%(3)
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands).......................................................... $13,910         $3,451

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses1............................................................................    0.90%(4)       0.90%(2,4)
   Net investment income..........................................................................    5.88%          5.87%(2)
Portfolio turnover rate...........................................................................      54%            24%(3)

(1) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.52% and 7.03% for the periods ended December 31, 2003 and 2002, respectively.
(2) Annualized.
(3) Not annualized.
(4) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

48 Phoenix-Lord Abbett Bond Debenture Series

PHOENIX-LORD ABBETT LARGE-CAP VALUE SERIES
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE

    Capital appreciation with income as a secondary consideration.

PRINCIPAL INVESTMENT STRATEGIES
[diamond] The series primarily purchases equity securities of large, seasoned, U.S. and multinational companies that the subadvisor believes are undervalued.

[diamond] The series may invest in equity securities such as common stocks, preferred stocks, convertible securities and warrants and similar instruments.

[diamond] Under normal circumstances, the series will invest at least 80% of its assets, plus the amount of any borrowings for investment purposes, in equity securities of companies with market capitalizations of at least $5 billion at the time of purchase. This market- capitalization may vary in response to changes in the markets.

[diamond] The subadvisor will attempt to invest in securities selling at reasonable prices in relation to the subadvisor's assessment of their potential value. There is the risk that an investment may never reach what the subadvisor thinks is its full value, or may go down in value. The emphasis on large, seasoned company value stacks may limit the series' downside risk because value stocks are believed to be under-priced and large, seasoned company stocks tend to be less volatile than stocks of smaller companies.

[diamond] The subadvisor will generally sell a stock when it seems less likely to benefit from the current market and economic environment, shows deteriorating fundamentals, or has reached the subadvisor's valuation target.

PRINCIPAL RISKS
    The series' investments are subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value stocks.

    The principal risks of investing in the series, which could adversely affect its net asset value, yield, and total return, are:

[diamond] Equity Securities Investment Risk

[diamond] Foreign Investment Risk

[diamond] Large Market Capitalization Risk

[diamond] Value Investing Risk

    Please see "Description of Principal Risks" for a description of each of these risks.

CALENDAR YEAR ANNUAL TOTAL RETURN
The following bar chart and table provide some indication of the risks of investing in the series. The bar chart shows the series' total return performance during its first full calendar year.1 The table shows how the series' average annual total returns compare to those of a broad-based securities market index and a more narrowly based benchmark that reflects the market sectors in which the series invests. The series' past performance is not necessarily an indication of how the series will perform in the future.

[GRAPHIC OMITTED]
          CALENDAR YEAR            ANNUAL RETURN (%)
              2003                      30.24

(1) The series' annual return in this chart does not reflect the deduction of any separate account or contract charges. The returns would have been less than that shown if such charges were deducted. During the period shown in the chart, the highest return for a quarter was 17.57% (quarter ended June
    2003) and the lowest return for a quarter was -5.15% (quarter ended March
    2003).

---------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS                       LIFE OF
  (FOR THE PERIOD ENDED 12/31/03)(2)      1 YEAR   THE SERIES(3)
---------------------------------------------------------------

  Phoenix-Lord Abbett Large-Cap Value
  Series                                  30.24%      20.33%

---------------------------------------------------------------

  S&P 500(R)/Barra Value Index(4)         31.80%      21.24%

---------------------------------------------------------------

  S&P 500(R) Index(5)                     28.71%      18.29%

---------------------------------------------------------------

(2) The series' average annual returns in this table do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted.
(3) Since August 12, 2002.
(4) The S&P 500(R)/Barra Value Index measures total return performance of companies with higher book-to-price ratios. The index is not available for direct investment.
(5) The S&P 500(R) Index is an unmanaged, commonly used measure of stock market total return performance and is provided for general comparative purposes. The index is not available for direct investment.

SERIES EXPENSES
    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed by the variable insurance contract for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.

ANNUAL SERIES OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM THE SERIES' ASSETS)

Management Fees                                      0.75%

Distribution and/or Service (12b-1) Fees             None

Other Expenses                                       1.10%
                                                     -----
TOTAL ANNUAL SERIES OPERATING EXPENSES (1)           1.85%
                                                     =====

(1) The series' investment advisor has voluntarily agreed to reimburse the series' expenses other than the management fees to the extent that such expenses exceed 0.15% of the series' average net assets (the "expense cap"). The series operating expenses after reimbursement were 0.90% for the year ended December 31, 2003. The expense cap noted above may be changed or eliminated at any time without notice.


                                   Phoenix-Lord Abbett Large-Cap Value Series 49

EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (not including contract fees or sales charges) would be:

--------------------------------------------------------------
                         1 YEAR   3 YEARS  5 YEARS  10 YEARS
--------------------------------------------------------------

  Phoenix-Lord Abbett
  Large-Cap Value Series  $188     $581    $1,000    $2,168

--------------------------------------------------------------


Note: your actual expenses would be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the reimbursement of expenses over certain levels by the series' investment advisor. Refer to the section "Management of the Fund" for information about expense reimbursement.


MANAGEMENT OF THE SERIES

THE ADVISOR AND SUBADVISOR
    Phoenix Variable Advisors, Inc. (PVA), is the investment advisor to the series. Lord, Abbett & Co. LLC (Lord Abbett) is the subadvisor to the series and is responsible for its day-to-day portfolio management. You will find more information about PVA and Lord Abbett in the "Management of the Fund" section of this prospectus.

PORTFOLIO MANAGEMENT
    Lord Abbett uses a team of investment managers and analysts acting together to manage the series' investments. ROBERT G. MORRIS, Partner and Director of Equity Investments, joined Lord Abbett in 1991. Mr. Morris is a holder of the Chartered Financial Analyst designation and has been in the investment business since 1971.

    W. THOMAS HUDSON, JR., Partner and Investment Manager, joined Lord Abbett in 1982. Mr. Hudson is a holder of the Chartered Financial Analyst designation and has been in the investment business since 1965.

    ELI M. SALZMANN, Partner and Director of Institutional Equity Investments, joined Lord Abbett in 1997. Before joining Lord Abbett, he served as Portfolio Manager/Analyst at Mutual of America. Mr. Salzmann has been in the investment business since 1986.

    SHOLOM DINSKY, Partner and Large Cap Value Portfolio Manager, joined Lord Abbett in 2000. Before joining Lord Abbett, he served as Managing Director of Prudential Asset Management. Mr. Dinsky is a holder of the Chartered financial Analyst designation and has been in the investment business since 1967.

    KENNETH G. FULLER, Portfolio Manager, joined Lord Abbett in 2002. Before joining Lord Abbett, he served as Portfolio Manager and Senior Vice President. Mr. Fuller is a holder of the Chartered financial Analyst designation and has been in the investment business since 1975.

50 Phoenix-Lord Abbett Large-Cap Value Series

FINANCIAL HIGHLIGHTS
    The financial highlights table is intended to help you understand the series' financial performance for the period of the series' operations. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees or expenses were imposed, performance would be lower. This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in the Annual Report and by reference in the Statement of Additional Information.

                                                                                                               FROM INCEPTION
                                                                                                  YEAR ENDED     8/12/02 TO
                                                                                                   12/31/03       12/31/02
                                                                                                   --------       --------

Net asset value, beginning of period..............................................................  $ 9.90         $10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)...................................................................    0.05           0.02
   Net realized and unrealized gain (loss)........................................................    2.94          (0.10)
                                                                                                    ------         ------
     TOTAL FROM INVESTMENT OPERATIONS.............................................................    2.99          (0.08)
                                                                                                    ------         ------
LESS DISTRIBUTIONS
   Dividends from net investment income...........................................................   (0.05)         (0.02)
   Distributions from net realized gains..........................................................   (0.02)            --
                                                                                                    ------         ------
     TOTAL DISTRIBUTIONS..........................................................................   (0.07)         (0.02)
                                                                                                    ------         ------
CHANGE IN NET ASSET VALUE.........................................................................    2.92          (0.10)
                                                                                                    ------         ------
NET ASSET VALUE, END OF PERIOD....................................................................  $12.82         $ 9.90
                                                                                                    ======         ======
Total return......................................................................................   30.24%         (0.76)%(3)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands).......................................................... $36,250         $3,665

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(1)..........................................................................    0.90%(4)       0.90%(2,4)
   Net investment income..........................................................................    0.87%          0.95%(2)
Portfolio turnover................................................................................      25%            11%(3)

(1) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.85% and 9.26% for the periods ended December 31, 2003 and 2002.
(2) Annualized.
(3) Not annualized.
(4) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

51 Phoenix-Lord Abbett Large-Cap Value Series

PHOENIX-LORD ABBETT MID-CAP VALUE SERIES
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
    Capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES
[diamond] The series will normally invest at least 80% of its assets, plus the amount of any borrowings for investment purposes, in equity securities of mid-sized companies, (those with market capitalization of roughly $500 million to $10 billion) at the time of purchase. This market capitalization may vary in response to changes in the markets. Equity securities in which the series may invest include common stocks, convertible bonds, convertible preferred stocks and warrants.

[diamond] In selecting investments, the series', using a value approach, tries to identify stocks of companies that have the potential for significant market appreciation, due to growing recognition of improvement in their financial results, or increasing anticipation of such improvement. In trying to identify those companies, the subadvisor looks for factors, such as:

          o  changes in economic and financial environment
          o  new or improved products or services
          o  new or rapidly expanding markets
          o  changes in management or structure of the company
          o  price increases for the company's products or services
          o improved efficiencies resulting from new technologies or changes in distribution
          o  changes in government regulations, political climate or
          o  competitive conditions

PRINCIPAL RISKS
    The series is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value and mid-sized company stocks.

    The principal risks of investing in the series, which could adversely affect its net asset value and total return, are:

[diamond] Equity Securities Investment Risk


[diamond] Smaller Market Capitalization Risk


[diamond] Value Investing Risk

    Please see "Description of Principal Risks" for a description of each of these risks.

CALENDAR YEAR ANNUAL TOTAL RETURN
    The following bar chart and table provide some indication of the risks of investing in the series. The bar chart shows the series' total return performance during its first full calendar year.(1) The table shows how the series' average annual total returns compare to those of a broad-based securities market index and a more narrowly based benchmark that reflects the market sectors in which the series invests. The series' past performance is not necessarily an indication of how the series will perform in the future.

[GRAPHIC OMITTED]
          CALENDAR YEAR            ANNUAL RETURN (%)
              2003                      24.47

(1) The series' annual return in this chart does not reflect the deduction of any separate account or contract charges. The returns would have been less than that shown if such charges were deducted. During the period shown in the chart, the highest return for a quarter was 15.05% (quarter ended June
    2003) and the lowest return for a quarter was -8.09% (quarter ended March
    2003).

---------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS                         LIFE OF
  (FOR THE PERIOD ENDED 12/31/03)(2)       1 YEAR   THE SERIES(3)
---------------------------------------------------------------

  Phoenix-Lord Abbett Mid-Cap Value
  Series                                 24.47%      17.14%

---------------------------------------------------------------

  S&P MidCap 400(R)/Barra Value Index(4) 40.22%      25.64%

---------------------------------------------------------------

  S&P 500(R) Index(5)                    28.71%      18.29%

---------------------------------------------------------------

(2) The series' average annual returns in this table do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted.

(3) Since August 12, 2002.

(4) The S&P MidCap 400(R)/Barra Value Index measures the total return performance of mid-size companies with higher book-to-price ratios. The index is not available for direct investment.

(5) The S&P 500(R) Index is an unmanaged, commonly used measure of stock market total return performance and is provided for general comparative purposes. The index is not available for direct investment.

SERIES EXPENSES
    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed by the variable insurance contract for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.

ANNUAL SERIES OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM THE SERIES' ASSETS)

Management Fees                                      0.85%
Distribution and/or Service (12b-1) Fees             None

Other Expenses                                       2.32%
                                                     -----

TOTAL ANNUAL SERIES OPERATING EXPENSES(1)            3.17%
                                                     =====

(1) The series' investment advisor has voluntarily agreed to reimburse the series' expenses other than the management fees to the extent that such expenses exceed 0.15% of the series' average net assets (the "expense cap"). The series operating expenses after reimbursement were 1.00% for the year ended December 31, 2003. The expense cap noted above may be changed or eliminated at any time without notice.

52 Phoenix-Lord Abbett Mid-Cap Value Series

EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (not including contract fees or sales charges) would be:

--------------------------------------------------------------
                         1 YEAR   3 YEARS  5 YEARS  10 YEARS
--------------------------------------------------------------

  Phoenix-Lord Abbett
  Mid-Cap Value Series    $320     $978    $1,660    $3,477

--------------------------------------------------------------


Note: your actual expenses would be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the reimbursement of expenses over certain levels by the series' investment advisor. Refer to the section "Management of the Fund" for information about expense reimbursement.


MANAGEMENT OF THE SERIES

THE ADVISOR AND SUBADVISOR
    Phoenix Variable Advisors, Inc. (PVA), is the investment advisor to the series. Lord, Abbett & Co. LLC (Lord Abbett) is the subadvisor to the series and is responsible for its day-to-day portfolio management. You will find more information about PVA and Lord Abbett in the "Management of the Fund" section of this prospectus.

PORTFOLIO MANAGEMENT
    Lord Abbett uses a team of investment managers and analysts acting together to manage the series' investments.

    EDWARD K. VON DER LINDE, Partner and Investment Manager, heads the team. Mr. von der Linde joined Lord Abbett in 1988 and has been in the investment business since 1985.

    HOWARD E. HANSEN, Partner and Investment Manager, joined Lord Abbett in 1994, is a holder of a Chartered Financial Analyst designation and has been in the investment business since 1985.

    EILEEN BANKO, Equity Analyst, joined Lord Abbett in 1990 and has been in the investment business since 1989.

    DAVID BUILDER, Equity Analyst, joined Lord Abbett in 1998. Before joining Lord Abbett, he serves as an Equity Analyst at Bear Stearns. He has been in the investment business since 1987.

FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand the series' financial performance for the period of the series' operations. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees or expenses were imposed, performance would be lower. This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in the Annual Report and by reference in the Statement of Additional Information.

                                                                                                                FROM INCEPTION
                                                                                                   YEAR ENDED     8/12/02 TO
                                                                                                    12/31/03       12/31/02
                                                                                                    --------       --------
Net asset value, beginning of period..............................................................  $ 9.98          $10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)...................................................................    0.05            0.03
   Net realized and unrealized gain (loss)........................................................    2.38           (0.02)
                                                                                                    ------          ------
     TOTAL FROM INVESTMENT OPERATIONS.............................................................    2.43            0.01
                                                                                                    ------          ------
LESS DISTRIBUTIONS
   Dividends from net investment income...........................................................   (0.05)          (0.03)
   Distributions from net realized gains..........................................................   (0.06)             --
                                                                                                    ------          ------
     TOTAL DISTRIBUTIONS..........................................................................   (0.11)          (0.03)
                                                                                                    ------          ------
CHANGE IN NET ASSET VALUE.........................................................................    2.32           (0.02)
                                                                                                    ------          ------
NET ASSET VALUE, END OF PERIOD....................................................................  $12.30          $ 9.98
                                                                                                    ======          ======
Total return......................................................................................   24.47%           0.04%(3)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands).......................................................... $11,788          $2,217

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(1)..........................................................................    1.00%(4)        1.00%(2,4)
   Net investment income (loss)...................................................................    0.84%           1.11%(2)
Portfolio turnover................................................................................      18%              6%(3)

(1) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 3.17% and 10.05% for the periods ended December 31, 2003 and 2002, respectively.
(2) Annualized.
(3) Not annualized.
(4) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

                                     Phoenix-Lord Abbett Mid-Cap Value Series 53

PHOENIX-MFS INVESTORS GROWTH STOCK SERIES
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
    Long-term growth of capital and future income rather than current income.

PRINCIPAL INVESTMENT STRATEGIES
[diamond] The series invests, under normal market conditions, at least 80% of its assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of companies which the subadvisor believes offer better than average prospects for long-term growth. As of December 31, 2003, the market capitalization range for the series equity securities was $2.6 billion to $311 billion.

[diamond] The subadvisor uses a bottom-up, as opposed to a top-down, investment style in managing the series. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the series' portfolio manager and the subadvisor's large group of equity research analysts.

[diamond] The series may invest up to 35% of its assets in foreign securities through which it may have exposure to foreign currencies.

[diamond] The subadvisor's portfolio selection method may result in a higher portfolio turnover rate. High portfolio turnover rates may increase costs to the series, may negatively affect fund performance.

PRINCIPAL RISKS OF AN INVESTMENT
    The series' investments are subject generally to market risk and the risk of selecting underperforming securities and asset classes which may adversely affect the series and lead to loss of principal.

    The principal risks of investing in the series, which could adversely affect its net asset value, yield, and total return, are:

[diamond] Equity Securities Investment Risk

[diamond] Growth Stock Investment Risk

[diamond] Foreign Investment Risk
          o Foreign Currency Risk

[diamond] Convertible Securities Investment Risk

[diamond] Portfolio Turnover Risk

    Please see "More About Principal Risks" for a description of each of these risks.

CALENDAR YEAR ANNUAL TOTAL RETURN
The following bar chart and table provide some indication of the risks of investing in the series. The bar chart shows changes in the series' performance from year to year over the life of the series.(1) The table shows how the series' average annual total returns compare to those of a broad-based securities market index and a more narrowly based benchmark that reflects the market sectors in which the series invests.

    The series' past performance is not necessarily an indication of how the series will perform in the future.

[GRAPHIC OMITTED]
          CALENDAR YEAR            ANNUAL RETURN (%)
              2000                      -11.17
              2001                      -23.84
              2002                      -28.84
              2003                       20.82

(1) The series' annual returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the period shown in the chart, the highest return for a quarter was 15.20% (quarter ended December
    2001) and the lowest return for a quarter was -25.22% (quarter ended September 2001).

-----------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS                       LIFE OF
  (FOR THE PERIOD ENDED 12/31/03)(2)     1 YEAR    THE SERIES(3)
-----------------------------------------------------------------

  Phoenix-MFS Investors Growth Stock      20.82%      -11.26%
  Series

-----------------------------------------------------------------

  Russell 1000 Growth Index(4)            29.75       -11.80

-----------------------------------------------------------------

  S&P 500(R) Index(5)                     28.71%       -4.37%

-----------------------------------------------------------------

(2) The series' average annual returns in this table do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted.

(3) Since December 15, 1999.

(4) The Russell 1000 Growth Index is a market capitalization-weighted index of growth-oriented stocks of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total-return basis with dividends reinvested. The index is not available for direct investment.

(5) The S&P 500(R) Index is an unmanaged, commonly used measure of stock market total return performance and is provided for general comparative purposes. The index is not available for direct investment.

SERIES EXPENSES
    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed under the contracts for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.

ANNUAL SERIES OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM THE SERIES' ASSETS)

Management Fees                                       0.75%

Distribution and/or Service (12b-1) Fees              None

Other Expenses                                       0.42%
                                                     -----

TOTAL ANNUAL SERIES OPERATING EXPENSES(1)            1.17%
                                                     ======

(1) The series' investment advisor has voluntarily agreed to reimburse the series' expenses other than the management fees to the extent that such expenses exceed 0.25% of the series' average net assets (the "expense cap"). The series operating expenses after reimbursement were 1.00% for the year ended December 31, 2003. The expense cap noted above may be changed or eliminated at any time without notice.

54 Phoenix-MFS Investors Growth Stock Series

EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (not including contract fees or sales charges) would be:

---------------------------------------------------------------
                            1 YEAR  3 YEARS  5 YEARS  10 YEARS
----------------------------------------------------------------

Phoenix-MFS Investors
 Growth Stock Series         $120    $375      $649    $1,432

----------------------------------------------------------------


Note: your actual expenses would be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the reimbursement of expenses over certain levels by the series' investment advisor. Refer to the section "Management of the Fund" for information about expense reimbursement.


MANAGEMENT OF THE SERIES

THE ADVISOR AND SUBADVISOR
    Phoenix Variable Advisors, Inc. (PVA), is the investment advisor to the series. MFS Investment Management (MFS) is the subadvisor to the series and is responsible for its day-to-day portfolio management. You will find more information about PVA and MFS in the "Management of the Fund" section of this prospectus.

PORTFOLIO MANAGEMENT
    This series is managed by a team of portfolio managers comprised of Stephen Pesek and S. Irfan Ali, each an MFS Senior Vice President and Gregory Locraft, an MFS Vice President. These individuals have each been a portfolio manager of the series since: Mr. Pesek - since inception, 1999, Mr. Ali and Mr. Locraft - each effective October 31, 2003 and each has been employed in the MFS investment management area since: Mr. Pesek - 1994, Mr. Ali - 1993 and Mr. Locraft - 1998.


FINANCIAL HIGHLIGHTS
    The financial highlights table is intended to help you understand the series' financial performance for the period of the series' operations. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees or expenses were imposed, performance would be lower. This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in the Annual Report and by reference in the Statement of Additional Information.


                                                                                                                          FROM
                                                                                  YEAR ENDED DECEMBER 31,              INCEPTION
                                                                                  -----------------------             12/15/99 TO
                                                                       2003         2002         2001         2000     12/31/99
                                                                       ----         ----         ----         ----     --------
Net asset value, beginning of period.............................    $ 5.10       $ 7.16       $ 9.46       $10.60      $10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)..................................     (0.01)(5)    (0.01)(5)    (0.02)(5)     0.01        0.01
   Net realized and unrealized gain (loss).......................      1.07        (2.05)       (2.23)       (1.19)       0.59
                                                                     ------       ------       ------       ------      ------
     TOTAL FROM INVESTMENT OPERATIONS............................      1.06        (2.06)       (2.25)       (1.18)       0.60
                                                                     ------       ------       ------       ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income..........................        --           --           --        (0.01)         --
                                                                     ------       ------       ------       ------      ------
     TOTAL DISTRIBUTIONS.........................................        --           --           --        (0.01)         --
                                                                     ------       ------       ------       ------      ------
CHANGE IN NET ASSET VALUE........................................      1.06        (2.06)       (2.25)       (1.19)       0.60
                                                                     ------       ------       ------       ------      ------
NET ASSET VALUE, END OF PERIOD...................................    $ 6.16       $ 5.10       $ 7.16       $ 9.41      $10.60
                                                                     ======       ======       ======       ======      ======
Total return.....................................................     20.82%      (28.84)%     (23.84)%     (11.17)%      6.00%(2)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands).........................   $82,459      $56,096      $68,743      $69,508      $3,275

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses............................................      1.01%(3,4)   1.08%        1.00%(3,4)   1.00%(3)    1.00%(1,3)
   Net investment income (loss)..................................     (0.09)%      (0.17)%      (0.26)%       0.15%       1.61%(1)
Portfolio turnover...............................................       228%          62%          35%          16%          0%(2)

(1) Annualized.
(2) Not annualized.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.18%, 1.19%, 1.24% and 17.29% for the periods ended December 31, 2003, 2001, 2000 and 1999, respectively.
(4) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian; if expense offsets were included, the ratio would not significantly differ.
(5) Computed using average shares outstanding.


                                    Phoenix-MFS Investors Growth Stock Series 55

PHOENIX-MFS INVESTORS TRUST SERIES
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
    Long-term growth of capital; secondarily to provide reasonable current income.

PRINCIPAL INVESTMENT STRATEGIES
[diamond] The series invests, under normal market conditions, at least 65% of its assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. These securities may be listed on a securities exchange or traded in the over-the-counter markets.

[diamond] While the series may invest in companies of any size, the series generally focuses on companies with larger market capitalizations that the subadvisor believes have sustainable growth prospects and attractive valuations based on current and expected earnings or cash flow.

[diamond] The series will also seek to generate gross income equal to approximately 90% of the dividend yield on the S&P 500 Index.

[diamond] The subadvisor uses a bottom-up, as opposed to a top-down, investment style in managing the series. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the series' portfolio manager and the subadvisor's large group of equity research analysts.

[diamond] The series may invest up to 20% of its assets in foreign equity securities, through which it may have exposure to foreign currencies.

PRINCIPAL RISKS OF AN INVESTMENT
    The series' investments are subject generally to market risk and the risk of selecting underperforming securities and asset classes which may adversely affect the series and lead to loss of principal.

    The principal risks of investing in the series, which could adversely affect its net asset value, yield, and total return, are:

[diamond] Equity Securities Investment Risk

[diamond] Larger Market Capitalization Risk
          o Foreign Investment Risk

[diamond] Foreign Currency Risk

[diamond] Convertible Securities Investment Risk

    Please see "More About Principal Risks" for a description of each of these risks.

CALENDAR YEAR ANNUAL TOTAL RETURN
The following bar chart and table provide some indication of the risks of investing in the series. The bar chart shows changes in the series' performance from year to year over the life of the series.(1) The table shows how the series' average annual total returns compare to those of a broad-based securities market index. The series' past performance is not necessarily an indication of how the series will perform in the future.

[GRAPHIC OMITTED]
          CALENDAR YEAR            ANNUAL RETURN (%)
              2002                     -20.79
              2003                      22.56

(1) The series' average annual returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the period shown in the chart, the highest return for a quarter was 13.60% (quarter ended June 2003) and the lowest return for a quarter was -14.76% (quarter ended September 2002).

-----------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS                       LIFE OF
  (FOR THE PERIOD ENDED 12/31/03)(2)     1 YEAR    THE SERIES(3)
-----------------------------------------------------------------

  Phoenix-MFS Investors Trust Series     22.56%       0.55%

-----------------------------------------------------------------

  S&P 500(R) Index(4)                    28.71%       3.19%

-----------------------------------------------------------------

(2) The series' average annual returns in this table do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted.

(3) Since October 29, 2001.

(4) The S&P 500(R) Index is an unmanaged, commonly used measure of stock market total return performance and is provided for general comparative purposes. The index is not available for direct investment.

SERIES EXPENSES
    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed under the contracts for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.

ANNUAL SERIES OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM THE SERIES' ASSETS)

 Management Fees                                     0.75%

 Distribution and/or Service (12b-1) Fees            None

 Other Expenses                                      3.17%
                                                     -----
 TOTAL ANNUAL SERIES OPERATING EXPENSES(1)           3.92%

(1) The series' investment advisor has voluntarily agreed to reimburse the series' expenses other than the management fees to the extent that such expenses exceed 0.25% of the series' average net assets (the "expense cap"). The series operating expenses after reimbursement were 1.00% for the year ended December 31, 2003. The expense cap noted above may be changed or eliminated at any time without notice.

56 Phoenix-MFS Investors Trust Series

EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (not including contract fees or sales charges) would be:

----------------------------------------------------------------
                          1 YEAR   3 YEARS   5 YEARS  10 YEARS
----------------------------------------------------------------

 Phoenix-MFS Investors     $394     $1,195   $2,014    $4,139
 Trust Series


----------------------------------------------------------------
Note: your actual expenses would be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the reimbursement of expenses over certain levels by the series' investment advisor. Refer to the section "Management of the Fund" for information about expense reimbursement.


MANAGEMENT OF THE SERIES

THE ADVISOR AND SUBADVISOR
    Phoenix Variable Advisors, Inc. (PVA), is the investment advisor to the series. MFS Investment Management (MFS) is the subadvisor to the series and is responsible for its day-to-day portfolio management. You will find more information about PVA and MFS in the "Management of the Fund" section of this prospectus.

PORTFOLIO MANAGEMENT
    The series is managed by JOHN D. LAUPHEIMER, Jr., an MFS Senior Vice President. Mr. Laupheimer has been employed in the MFS investment management area since 1981. Members of the team may change from time to time.

FINANCIAL HIGHLIGHTS
    The financial highlights table is intended to help you understand the series' financial performance for the period of the series' operations. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees or expenses were imposed, performance would be lower. This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in the Annual Report and by reference in the Statement of Additional Information.

                                                                                                 YEAR ENDED            FROM
                                                                                                DECEMBER 31,         INCEPTION
                                                                                                ------------        10/29/01 TO
                                                                                             2003         2002       12/31/01
                                                                                             ----         ----       --------
Net asset value, beginning of period................................................         $ 8.20      $10.42        $10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss).....................................................           0.05        0.04          0.01
   Net realized and unrealized gain (loss)..........................................           1.80       (2.21)         0.41
                                                                                             ------      ------        ------
   TOTAL FROM INVESTMENT OPERATIONS.................................................           1.85       (2.17)         0.42
                                                                                             ------      ------        ------
LESS DISTRIBUTIONS
   Dividends from net investment income.............................................          (0.05)      (0.04)           --
   Distributions from net realized gains............................................            --        (0.01)           --
                                                                                             ------      ------        ------
     TOTAL DISTRIBUTIONS............................................................          (0.05)      (0.05)           --
                                                                                             ------      ------        ------
CHANGE IN NET ASSET VALUE...........................................................           1.80       (2.22)         0.42
                                                                                             ------      ------        ------
NET ASSET VALUE, END OF PERIOD......................................................         $10.00      $ 8.20        $10.42
                                                                                             ======      ======        ======
Total return........................................................................          22.56%      (20.79)%      4.25%(3)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)............................................         $7,449       $4,201       $3,401

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(1)............................................................           1.00%(4)    0.98%(4)      0.95%(2,4)
   Net investment income............................................................           0.66%       0.55%         0.65%(2)
Portfolio turnover..................................................................             89%         85%            4%(3)

(1) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 3.92%, 5.48% and 7.34% for the periods ended December 31, 2003, 2002 and 2001, respectively.
(2) Annualized.
(3) Not annualized.
(4) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

                                           Phoenix-MFS Investors Trust Series 57

PHOENIX-MFS VALUE SERIES
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVES
    Capital appreciation and reasonable income.

PRINCIPAL INVESTMENT STRATEGIES
[diamond] The series invests, under normal market conditions, at least 65% of its assets in income-producing equity securities of companies which the subadvisor believes are undervalued in the market relative to their long term potential. Equity securities include common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities.

[diamond] While the series may invest in companies of any size, the series generally focuses on undervalued companies with large market capitalizations. The equity securities of these companies may be undervalued because:

          o they are temporarily out of favor in the market due to a decline in the market, poor economic conditions, or developments that have affected or may affect the issuer of the securities or the issuer's industry; or

          o  the market has overlooked them.

[diamond] Undervalued equity securities generally have low price-to-book, price-to-sales and/or price-to-earnings ratios.

[diamond] The series seeks to achieve a gross yield that exceeds that of the S&P
          500 Index.

[diamond] Equity securities may be listed on a securities exchange or traded in the over-the-counter markets.

[diamond] The subadvisor uses a bottom-up, as opposed to a top-down, investment style in managing the series. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the series' portfolio manager and the subadvisor's large group of equity research analysts.

[diamond] The series may invest up to 35% of its assets in foreign securities through which it may have exposure to foreign currencies.

PRINCIPAL RISKS OF AN INVESTMENT
    The series' investments are subject generally to market risk and the risk of selecting underperforming securities and asset classes which may adversely affect the series and lead to loss of principal.

    The principal risks of investing in the series, which could adversely affect its net asset value, yield, and total return, are:

[diamond] Equity Securities Investment Risk
[diamond] Larger Market Capitalization Risk
[diamond] Foreign Investment Risk
          o  Foreign Currency Risk
[diamond] Interest Rate Risk (for income-producing equity securities) [diamond]
          Over-the-Counter Risk
[diamond] Value Investing Risk
[diamond] Convertible Securities Investment Risk

    Please see "More About Principal Risks" for a description of each of these risks.

CALENDAR YEAR ANNUAL TOTAL RETURN
    The following bar chart and table provide some indication of the risks of investing in the series. The bar chart shows changes in the series' performance from year to year over the life of the series.(1) The table shows how the series' average annual total returns compare to those of a broad-based securities market index and a more narrowly based benchmark that reflects the market sectors in which the series invests. The series' past performance is not necessarily an indication of how the series will perform in the future.

[GRAPHIC OMITTED]
          CALENDAR YEAR            ANNUAL RETURN (%)
              2002                    -13.84
              2003                     24.85

(1) The series' annual returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the period shown in the chart, the highest return for a quarter was 14.52% (quarter ended June 2003) and the lowest return for a quarter was -15.52% (quarter ended September
    2002).

-------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS                   LIFE OF
  (FOR THE PERIOD ENDED 12/31/03)(2) 1 YEAR    THE SERIES(3)
-------------------------------------------------------------
  Phoenix-MFS Value Series           24.85%       6.10%
-------------------------------------------------------------
  Russell 1000(R) Value Index (4)    30.03%       7.53%
-------------------------------------------------------------
  S&P 500(R) Index (5)               28.71%       3.19%
-------------------------------------------------------------

(2) The series' average annual returns in this table do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted.

(3) Since October 29, 2001.

(4) The Russell 1000 (R) Value Index is a market capitalization-weighted index of value-oriented stocks of the 1,200 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total-return basis with dividends reinvested. The index is not available for direct investment.

(5) The S&P 500(R) Index is an unmanaged, commonly used measure of stock market total return performance and is provided for general comparative purposes. The index is not available for direct investment.

SERIES EXPENSES
    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed under the contracts for which the series is an investment option. If they were included, your costs would be higher.


58 Phoenix-MFS Value Series

Investors should consult the contract prospectus for more information.

ANNUAL SERIES OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM THE SERIES' ASSETS)

Management Fees                                      0.75%

Distribution and/or Service (12b-1) Fees             None

Other Expenses                                       0.88%
                                                     -----
TOTAL ANNUAL SERIES OPERATING EXPENSES(1)            1.63%
                                                     =====

(1) The series' investment advisor has voluntarily agreed to reimburse the series' expenses other than the management fees to the extent that such expenses exceed 0.25% of the series' average net assets (the "expense cap"). The series operating expenses after reimbursement were 1.00% for the year ended December 31, 2003. The expense cap noted above may be changed or eliminated at any time without notice.

EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (not including contract fees or sales charges) would be:

-------------------------------------------------------------
                          1 YEAR  3 YEARS  5 YEARS 10 YEARS
-------------------------------------------------------------

  Phoenix-MFS Value        $166    $515     $887    $1,935
  Series

-------------------------------------------------------------


Note: your actual expenses would be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the reimbursement of expenses over certain levels by the series' investment advisor. Refer to the section "Management of the Fund" for information about expense reimbursement.


MANAGEMENT OF THE SERIES

THE ADVISOR AND SUBADVISOR
    Phoenix Variable Advisors, Inc. (PVA), is the investment advisor to the series. MFS Investment Management (MFS) is the subadvisor to the series and is responsible for its day-to-day portfolio management. You will find more information about PVA and MFS in the "Management of the Fund" section of this prospectus.

PORTFOLIO MANAGEMENT
    LISA B. NURME and STEVEN R. GORHAM, each a Senior Vice President of the adviser, are the series' portfolio managers. Ms. Nurme has been a portfolio manager of the series since inception and has been employed in the investment management area of the adviser since 1987. Mr. Gorham is a portfolio manager of the series effective January 21, 2002 and has been employed in the investment management area of the adviser since 1992. Ms. Nurme has announced her retirement from MFS effective on or about May 31, 2004. Upon Ms. Nurme's retirement Mr. Gorham will assume sole responsibility for managing the fund.

                                                     Phoenix-MFS Value Series 59

FINANCIAL HIGHLIGHTS
    The financial highlights table is intended to help you understand the series' financial performance for the period of the series' operations. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees or expenses were imposed, performance would be lower. This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in the Annual Report and by reference in the Statement of Additional Information.


                                                                                       YEAR ENDED DECEMBER 31,    FROM INCEPTION
                                                                                       -----------------------     10/29/01 TO
                                                                                        2003           2002          12/31/01
                                                                                        ----           ----          --------
Net asset value, beginning of period........................................           $ 9.00         $10.55          $10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss).............................................             0.14           0.09            0.02
   Net realized and unrealized gain (loss)..................................             2.10          (1.55)           0.55
                                                                                       ------         ------          ------
     TOTAL FROM INVESTMENT OPERATIONS.......................................             2.24          (1.46)           0.57
                                                                                       ------         ------          ------
LESS DISTRIBUTIONS
   Dividends from net investment income.....................................            (0.14)         (0.08)          (0.02)
   Distributions from net realized gains....................................              --           (0.01)            --(5)
                                                                                       ------         ------          ------
     TOTAL DISTRIBUTIONS....................................................            (0.14)         (0.09)          (0.02)
                                                                                       ------         ------          ------
CHANGE IN NET ASSET VALUE...................................................             2.10          (1.55)           0.55
                                                                                       ------         ------          ------
NET ASSET VALUE, END OF PERIOD..............................................           $11.10        $  9.00          $10.55
                                                                                       ======        =======          ======
Total return................................................................            24.85%        (13.84)%          5.73%(3)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)....................................          $30,181        $17,151          $4,693

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(1)....................................................             1.00%(4)       0.99%(4)        0.95%(2)(4)
   Net investment income....................................................             1.44%          1.47%           1.33%(2)
Portfolio turnover..........................................................               73%            48%              9%(3)

(1) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.63%, 2.59% and 6.43% for the periods ended December 31, 2003, 2002 and 2001, respectively.
(2) Annualized.
(3) Not annualized.
(4) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(5) Amount is less than $0.01.


60 Phoenix-MFS Value Series

PHOENIX-NORTHERN DOW 30 SERIES
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
    To track the total return of the Dow Jones Industrial Average(SM)(1) (DJIA(SM)) before fund expenses.

PRINCIPAL INVESTMENT STRATEGIES
[diamond] The series is an index fund and under normal circumstances, will invest at least 80% of its assets in the equity securities of the 30 companies comprising the DJIA(SM) in the same proportions as represented in the DJIA(SM). The series invests in equity securities with a capitalization range of $26 billion to $312 billion.

[diamond] The DJIA(SM) currently consists of 30 of the most widely held and actively traded stocks listed on the New York Stock Exchange and NASDAQ. The stocks in the DJIA(SM) represent companies that typically are dominant firms in their respective industries. The portion of the series' total assets invested in the stocks in the DJIA(SM) will vary from time to time.

[diamond] The series employs a passively managed investment approach. The series matches rather than underweights or overweights its investment in each component security of the DJIA(SM).

[diamond] The series may invest in Equity Equivalents, including stock index futures contracts and publicly traded index securities (such as DIAMONDS(SM)). Such investments replicate investments in the DJIA(SM), but their use may lower transaction costs and permit improved management of cash flow.

[diamond] The series will attempt to achieve a correlation between the total return performance of its portfolio and that of the total return of the DJIA(SM) of at least .98, before expenses. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the series' net asset value, including the value of its dividend and capital gain distributions, increases or decreases in exact proportion to changes in the total return of the DJIA(SM).

[diamond] The series is non-diversified under federal securities laws.

PRINCIPAL RISKS
    The series' investments are subject generally to market risk and the risk of selecting underperforming securities and asset classes, which may adversely affect the series and lead to loss of principal.

    The principal risks of investing in the series, which could adversely affect its net asset value, yield, and total return, are:

[diamond] Equity Securities Investment Risk
[diamond] Index Investment Risk
[diamond] Non-Diversification Risk

    Please see "Description of Principal Risks" for a description of each of these risks.

CALENDAR YEAR ANNUAL TOTAL RETURN
    The following bar chart and table provide some indication of the risks of investing in the series. The bar chart shows changes in the series' performance from year to year over the life of the series.(2) The table shows how the series' average annual total returns compare to those of a broad-based securities market index and a more narrowly based benchmark that reflects the market sectors in which the series invests. The series' past performance is not necessarily an indication of how the series will perform in the future.

[GRAPHIC OMITTED]
          CALENDAR YEAR            ANNUAL RETURN (%)
              2000                    -5.56
              2001                    -5.98
              2002                    -15.50
              2003                     27.40

(2) The series' annual returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the period shown in the chart, the highest return for a quarter was 13.64% (quarter ended December
    2001) and the lowest return for a quarter was -17.62% (quarter ended September 2002).

-----------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS                        LIFE OF
  (FOR THE PERIOD ENDED 12/31/03)(3)     1 YEAR     THE SERIES(4)
-----------------------------------------------------------------

  Phoenix-Northern Dow 30 Series         27.40%       -0.50%

-----------------------------------------------------------------

  Dow Jones Industrial Average(SM)(5)    28.04%        0.25%

-----------------------------------------------------------------

  S&P 500(R)Index(6)                     28.71%       -4.37%

-----------------------------------------------------------------
(3) The series' average annual returns in this table do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted.

(4) Since December 15, 1999.

(5) The Dow Jones Industrial Average(SM) is a commonly used measure of large-cap stock performance The index is not available for direct investment.

(6) The S&P 500 Total Return Index is an unmanaged, commonly used measure of stock market total return performance and is provided for general comparative purposes. The index is not available for direct investment.

SERIES EXPENSES
    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed under the contracts for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.

                                               Phoenix-Northern Dow 30 Series 61

ANNUAL SERIES OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM THE SERIES' ASSETS)

Management Fees                                         0.35%

Distribution and/or Service (12b-1) Fees                 None

Other Expenses                                          0.66%
                                                        -----
TOTAL ANNUAL SERIES OPERATING EXPENSES(7)               1.01%
                                                        =====

(7) The series' investment advisor has voluntarily agreed to reimburse the series' expenses other than the management fees to the extent that such expenses exceed 0.25% of the series' average net assets (the "expense cap"). The series operating expenses after reimbursement were .60% for the year ended December 31, 2003. The expense cap noted above may be changed or eliminated at any time without notice.

EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (not including contract fees or sales charges) would be:

--------------------------------------------------------------
                         1 YEAR  3 YEARS  5 YEARS  10 YEARS
--------------------------------------------------------------

  Phoenix-Northern
  Dow 30 Series           $103    $321     $557     $1,234

--------------------------------------------------------------


Note: your actual expenses would be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the reimbursement of expenses over certain levels by the series' investment advisor. Refer to the section "Management of the Fund" for information about expense reimbursement.


MANAGEMENT OF THE SERIES

THE ADVISOR AND SUBADVISOR
    Phoenix Variable Advisors, Inc. (PVA), is the investment advisor to the series. Northern Trust Investments, N.A. (Northern), is the subadvisor to the series and is responsible for its day-to-day portfolio management. You will find more information about PVA and Northern in the "Management of the Fund" section of this prospectus.


FINANCIAL HIGHLIGHTS
    The financial highlights table is intended to help you understand the series' financial performance for the period of the series' operations. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees or expenses were imposed, performance would be lower. This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in the Annual Report and by reference in the Statement of Additional Information.


                                                                                                                            FROM
                                                                                  YEAR ENDED DECEMBER 31,                INCEPTION
                                                                                  -----------------------                12/15/99 TO
                                                                        2003         2002         2001         2000       12/31/99
                                                                        ----         ----         ----         ----       --------
Net asset value, beginning of period.............................   $ 7.21        $ 8.67       $ 9.46       $10.24       $10.00
INCOME FROM INVESTMENT OPERATIONS(4)
   Net investment income (loss)..................................     0.13          0.11         0.11(6)      0.08         0.01
   Net realized and unrealized gain (loss).......................     1.83         (1.45)       (0.66)       (0.65)        0.24
                                                                    ------        ------       ------       ------       ------
     TOTAL FROM INVESTMENT OPERATIONS............................     1.96         (1.34)       (0.55)       (0.57)        0.25
                                                                    ------        ------       ------       ------       ------
LESS DISTRIBUTIONS
   Dividends from net investment income..........................    (0.13)        (0.10)       (0.10)       (0.08)       (0.01)
   Distributions from net realized gains.........................       --         (0.02)       (0.14)       (0.13)          --
                                                                    ------        ------       ------       ------       ------
     TOTAL DISTRIBUTIONS.........................................    (0.13)        (0.12)       (0.24)       (0.21)       (0.01)
                                                                    ------        ------       ------       ------       ------
CHANGE IN NET ASSET VALUE........................................     1.83         (1.46)       (0.79)       (0.78)        0.24
                                                                    ------        ------       ------       ------       ------
NET ASSET VALUE, END OF PERIOD...................................   $ 9.04        $ 7.21       $ 8.67       $ 9.46       $10.24
                                                                    ======        ======       ======       ======       ======
Total return.....................................................    27.40%       (15.50)%     (5.98)%      (5.56)%        2.52%(2)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)............................  $29,347       $20,070      $23,684      $15,503       $5,143
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(3).........................................     0.60%(5)      0.58%(5)     0.50%(5)     0.50%        0.50%(1)
   Net investment income.........................................     1.69%         1.44%        1.29%        1.08%        2.75%(1)
Portfolio turnover...............................................       30%           40%          38%          93%           1%(2)

(1) Annualized.
(2) Not annualized.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.01%, 1.11%, 1.12%, 1.60% and 7.81% for the periods ended December 31, 2003, 2002,
    2001, 2000 and 1999, respectively.
(4) Per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.
(5) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(6) Computed using average shares outstanding.

62 Phoenix-Northern Dow 30 Series

PHOENIX-NORTHERN NASDAQ-100
INDEX(R) SERIES
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
    To track the total return of the Nasdaq-100 Index(R), (1) (Index) before fund expenses.

PRINCIPAL INVESTMENT STRATEGIES

[diamond] The series is an index fund and under normal circumstances will invest at least 80% of its assets in the equity securities of the 100 companies comprising the Index in the same proportions that they are represented in the Index. The series invests in equity securities with a capitalization range of $1.9 billion to $275 billion.

[diamond] The Index currently consists of 100 of the largest non-financial companies whose stock is actively traded and listed on The Nasdaq Stock Market, Inc. The stocks in the Index represent companies that typically are among the largest but not the most dominant firms in their respective industries.

[diamond] The series employs a passively managed investment approach. The series matches rather than underweights or overweights its investment in each component security of the Index.

[diamond] Normally, the series will invest substantially all of its assets in the stocks of the Index. The series may invest in Equity Equivalents such as stock index futures contracts and publicly traded index securities, which offer participation in the performance of the stocks of the Index. The portion of the series' assets invested in the stocks in the Index and Equity Equivalents will vary from time to time. Such investments replicate investments in the Index, but their use may lower transaction costs and permit improved management of cash flow.

[diamond] The series will attempt to achieve a correlation between the total return performance of its portfolio and that of the total return of the Index of at least .98%, before expenses. A correlation of 1.00% would indicate perfect correlation, which would be achieved when the series' net asset value, including the value of its dividend and capital gain distributions, increases or decreases in exact proportion to changes in the total return of the Index.

[diamond] The series is non-diversified under federal securities laws.

---------------

(1) The Nasdaq-100(R), Nasdaq-100 Index(R), and Nasdaq(R) are trade or service marks of The Nasdaq Stock Market, Inc. (which with its affiliates are referred to as the "Corporations") and are licensed for use by The Phoenix Edge Series Fund. The Phoenix-Northern Nasdaq-100 Index(R) Series has not been passed on by the Corporations as to its legality or suitability, and the series is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE SERIES.


PRINCIPAL RISKS

    The series' investments are subject generally to market risk and the risk of selecting underperforming securities and asset classes, which may adversely affect the series and lead to loss of principal.

    The principal risks of investing in the series, which could adversely affect its net asset value, yield, and total return,

are:

[diamond] Equity Securities Investment Risk

[diamond] Index Investment Risk

[diamond] Non-Diversification Risk

    Please see "Description of Principal Risks" for a description of each of these risks.

CALENDAR YEAR ANNUAL TOTAL RETURN

    The following bar chart and table provide some indication of the risks of investing in the series. The bar chart shows changes in the series' performance from year to year over the life of the series.(2) The table shows how the series' average annual total returns compare to those of a broad-based securities market index and a more narrowly based benchmark that reflects the market sectors in which the Fund invests. The series' past performance is not necessarily an indication of how the series will perform in the future.

[GRAPHIC OMITTED]
          CALENDAR YEAR            ANNUAL RETURN (%)
              2001                      -33.04
              2002                      -37.58
              2003                       48.85

(2) The series' average annual returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the period shown in the chart, the highest return for a quarter was 35.04% (quarter ended December 2001) and the lowest return for a quarter was -36.42% (quarter ended September 2001).

-----------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS                       LIFE OF
  (FOR THE PERIOD ENDED 12/31/03)(3)     1 YEAR    THE SERIES (4)
-----------------------------------------------------------------
  Phoenix-Northern Nasdaq-100 Index(R)   48.85%      -24.14%
  Series
-----------------------------------------------------------------
  Nasdaq-100 Index(R)(5)                 49.12%      -24.08%
-----------------------------------------------------------------
  S&P 500(R)Index(6)                     28.71%       -6.77%
-----------------------------------------------------------------

(3) The series' annual returns in this table do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted.

(4) Since August 15, 2000.

(5) The Nasdaq-100 Index(R) measures technology-oriented stock total return performance. The index is not available for direct investment.

(6) The S&P 500(R) Index is an unmanaged, commonly used measure of stock market total return performance and is provided for general comparative purposes. The index is not available for direct investment.

                                  Phoenix-Northern Nasdaq-100 Index(R) Series 63

SERIES EXPENSES

    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed under the contracts for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.

 ANNUAL SERIES OPERATING EXPENSES (EXPENSES THAT ARE
 DEDUCTED FROM THE SERIES' ASSETS)

 Management Fees                                     0.35%

 Distribution and/or Service (12b-1) Fees            None

 Other Expenses                                      1.10%
                                                     -----
 TOTAL ANNUAL SERIES OPERATING EXPENSES(7)           1.45%
                                                     =====

(7) The series' investment advisor has voluntarily agreed to reimburse the series' expenses other than the management fees to the extent that such expenses exceed 0.25% of the series' average net assets (the "expense cap"). The series operating expenses after reimbursement were .60% for the year ended December 31, 2003. The expense cap noted above may be changed or eliminated at any time without notice.

EXAMPLE

    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (not including contract fees or sales charges) would be:

----------------------------------------------------------------
                           1 YEAR  3 YEARS  5 YEARS  10 YEARS
----------------------------------------------------------------
  Phoenix-Northern
  Nasdaq-100 Index(R)
  Series                    $147     $457     $790     $1,731
----------------------------------------------------------------


Note: your actual expenses would be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the reimbursement of expenses over certain levels by the series' investment advisor. Refer to the section "Management of the Fund" for information about expense reimbursement.


MANAGEMENT OF THE SERIES

THE ADVISOR AND SUBADVISOR
    Phoenix Variable Advisors, Inc. (PVA), is the investment advisor to the series. Northern Trust Investments, N.A. (Northern), is the subadvisor to the series and is responsible for its day-to-day portfolio management. You will find more information about PVA and Northern in the "Management of the Fund" section of this prospectus.


FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand the series' financial performance for the period of the series' operations. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees or expenses were imposed, performance would be lower. This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in the Annual Report and by reference in the Statement of Additional Information.


                                                                                   YEAR ENDED DECEMBER 31,    FROM INCEPTION
                                                                                   -----------------------      8/15/00 TO
                                                                             2003         2002         2001      12/31/00
                                                                             ----         ----         ----       --------
 Net asset value, beginning of period....................................   $ 2.64       $ 4.23      $ 6.32        $10.00
 INCOME FROM INVESTMENT OPERATIONS
    Net investment income (loss).........................................    (0.01)(5)    (0.01)(5)   (0.02)(5)     (0.01)
    Net realized and unrealized gain (loss)..............................     1.30        (1.58)      (2.07)        (3.67)
                                                                            ------       ------      ------        ------
      TOTAL FROM INVESTMENT OPERATIONS...................................     1.29        (1.59)      (2.09)        (3.68)
                                                                            ------       ------      ------        ------
 CHANGE IN NET ASSET VALUE...............................................     1.29        (1.59)      (2.09)        (3.68)
                                                                            ------       ------      ------        ------
 NET ASSET VALUE, END OF PERIOD..........................................   $ 3.93       $ 2.64      $ 4.23        $ 6.32
                                                                            ======       ======      ======        ======
 Total return............................................................   48.85%       (37.58)%    (33.04)%      (36.78)%(2)

 RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (thousands)................................ $23,421        $8,090      $9,307       $5,515

 RATIO TO AVERAGE NET ASSETS OF:
    Operating expenses(3)................................................   0.60%(4)      0.58%(4)    0.50%(4)      0.50%(1)
    Net investment income (loss).........................................   (0.35)%      (0.48)%     (0.40)%       (0.30)%(1)
 Portfolio turnover......................................................      18%          42%         91%           50%(2)

(1) Annualized.
(2) Not annualized.
(3) If the investment advisor had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.45%, 2.72%, 2.35% and 3.93% for the periods ended December 31, 2003, 2002, 2001 and 2000, respectively.
(4) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(5) Computed using average shares outstanding.

64 Phoenix-Northern Nasdaq-100 Index(R) Series

PHOENIX-OAKHURST GROWTH AND INCOME SERIES
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE

    Dividend growth, current income and capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

[diamond] The series will invest in equity securities, primarily common stocks.
          Under normal circumstances, the series will invest at least 65% of its assets in equity securities.

[diamond] The series invests in a diversified portfolio of securities of primarily U.S. companies. The series is designed to invest in equity securities. Under normal circumstances, the series intends to be "fully invested" and will attempt to limit its holdings of cash and short-term investments to not more than 2% of its assets.

[diamond] The series seeks to outperform the S&P 500(R) Index (S&P 500) in total return and dividend yield. The S&P 500 total return can be negative. When this happens, the series may outperform the S&P 500 but still have a negative return. In that case the value of shares would likely decline rather than increase. The series may also fail to outperform the S&P 500.

[diamond] The advisor uses a quantitative value strategy that selects equity securities primarily from among the 1,500 largest companies traded in the United States based on value criteria such as price to earnings, sales and cash flows and growth criteria such as earnings per share. This strategy emphasizes securities of companies relatively undervalued to the market in general and with improving fundamentals.

[diamond] The series may invest up to 20% of its assets in securities of foreign
          (non-U.S.) issuers. However, under normal circumstances, the series will not invest more than 10% of its total assets in securities of foreign issuers.

PRINCIPAL RISKS

    The series' investments are subject generally to market risk and the risk of selecting underperforming securities and asset classes, which may adversely affect the series and lead to loss of principal.

    This series intends to be "fully invested" in equity securities. The net asset value of a series that intends to be fully invested in securities will decrease more quickly if the value of such securities decreases as compared to a series that holds larger cash positions.

    Other principal risks of investing in the series, which could adversely affect its net asset value, yield, and total return, are:

[diamond] Equity Securities Investment Risk
[diamond] Foreign Investment Risk
          o Foreign Currency Risk
[diamond] Larger Market Capitalization Risk

    Please see "Description of Principal Risks" for a description of each of these risks.

CALENDAR YEAR ANNUAL TOTAL RETURN

    The following bar chart and table provide some indication of the risks of investing in the series. The bar chart shows changes in the series' performance from year to year over the life of the series.(1) The table shows how the series' average annual returns compare to those of a broad-based securities market index. The series' past performance is not necessarily an indication of how the series will perform in the future.

[GRAPHIC OMITTED]
          CALENDAR YEAR            ANNUAL RETURN (%)
              1999                      17.00
              2000                      -6.61
              2001                      -8.17
              2002                     -22.51
              2003                      27.46

(1) The series' annual returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the period shown in the chart, the highest return for a quarter was 14.98% (quarter ended June 2003) and the lowest return for a quarter was -17.67% (quarter ended September
    2002).

--------------------------------------------------------------
  AVERAGE ANNUAL TOTAL
  RETURNS
  (FOR THE PERIOD ENDED                            LIFE OF
  12/31/03)(2)              1 YEAR     5 YEARS   THE SERIES(3)
--------------------------------------------------------------

  Phoenix-Oakhurst Growth   27.46%      -0.18%      3.08%
  and Income Series

--------------------------------------------------------------

  S&P 500(R) Index(4)       28.71%      -0.57%      2.52%
--------------------------------------------------------------

(2) The series' average annual return in this table do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted.

(3) Since March 2, 1998.

(4) The S&P 500(R) Index is an unmanaged, commonly used measure of stock market total return performance. The index is not available for direct investment.

SERIES EXPENSES
    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed under the contracts for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.

                                   Phoenix-Oakhurst Growth and Income Series 65

ANNUAL SERIES OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM SERIES' ASSETS)

                                                      0.70%
Management Fees

Distribution and/or Service (12b-1) Fees               None
Other Expenses                                        0.31%
                                                      -----
TOTAL ANNUAL SERIES OPERATING EXPENSES                1.01%
                                                      =====

(1) The series' investment advisor has voluntarily agreed to reimburse the series' expenses other than the management fees to the extent that such expenses exceed 0.25% of the series' average net assets (the "expense cap"). The series operating expenses after reimbursement were 0.95% for the year ended December 31, 2003. The expense cap noted above may be changed or eliminated at any time without notice.

EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (not including contract fees or sales charges) would be:

-------------------------------------------------------------
                          1 YEAR  3 YEARS  5 YEARS 10 YEARS
-------------------------------------------------------------
  Phoenix-Oakhurst
  Growth and Income        $103    $320     $556    $1,232
  Series

-------------------------------------------------------------


Note: your actual expenses would be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the reimbursement of expenses over certain levels by the series' investment advisor. Refer to the section "Management of the Fund" for information about expense reimbursement.


MANAGEMENT OF THE SERIES

THE ADVISOR
    Phoenix Investment Counsel, Inc. (PIC), is the investment advisor to the series. You will find more information about PIC in the "Management of the Fund" section of this prospectus.

PORTFOLIO MANAGEMENT
    Steven L. Colton is the portfolio manager for and Dong Zhang is a member of the team that manages the series.

    STEVEN L. COLTON is the portfolio manager and is primarily responsible for the day-to-day operation of the series. Mr. Colton joined PIC in June 1997. Previously, Mr. Colton was portfolio manager for the American Century Income & Growth Fund (ACIGF) from its inception on December 17, 1990 through May 30, 1997.

    DONG ZHANG joined PIC in June 1997. Mr. Zhang also was a member of the portfolio management team for ACIGF from June 1996 through June 4, 1997.

66  Phoenix-Oakhurst Growth and Income Series

FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand the series' financial performance for the past five years. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees or expenses were imposed, performance would be lower. This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in the Annual Report and by reference in the Statement of Additional Information.

                                                                                         YEAR ENDED DECEMBER 31,
                                                                                         -----------------------
                                                                      2003          2002        2001          2000         1999
                                                                      ----          ----        ----          ----         ----
Net asset value, beginning of period.............................   $ 8.77         $11.42      $12.52        $13.53       $11.99
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)..................................     0.11           0.08        0.08          0.07         0.07
   Net realized and unrealized gain (loss).......................     2.29          (2.65)      (1.09)        (0.96)        1.97
                                                                    ------         ------      ------        ------       ------
     TOTAL FROM INVESTMENT OPERATIONS............................     2.40          (2.57)      (1.01)        (0.89)        2.04
                                                                    ------         ------      ------        ------       ------
LESS DISTRIBUTIONS

   Dividends from net investment income..........................    (0.11)         (0.08)      (0.06)        (0.07)       (0.07)
   Distributions from net realized gains.........................      --            --         (0.03)        (0.05)       (0.16)
   Tax return of capital.........................................      --            --           --            --         (0.27)
                                                                       --            --           --            --           --
     TOTAL DISTRIBUTIONS.........................................    (0.11)         (0.08)      (0.09)        (0.12)       (0.50)
                                                                     ------         ------      ------        ------       ------
CHANGE IN NET ASSET VALUE........................................     2.29          (2.65)      (1.10)        (1.01)        1.54
                                                                     ------         ------      ------        ------       ------
NET ASSET VALUE, END OF PERIOD...................................   $11.06         $ 8.77      $11.42        $12.52       $13.53
                                                                     ======        ======      ======        ======       ======
Total return.....................................................    27.46%        (22.51)%     (8.17)%       (6.61)%      17.00%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)......................... $107,718        $80,824    $115,740      $112,489     $101,834

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(1).........................................     0.95%(2)        0.93%(2)   0.85%(2)      0.85%        0.85%
   Net investment income.........................................     1.18%           0.79%      0.65%         0.54%        0.71%
Portfolio turnover...............................................        5%             60%        29%           53%          52%

(1) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.01%, 0.95%, 0.93%, 0.94% and 1.01% for the periods ended December 31, 2003, 2002,
    2001, 2000 and 1999, respectively.

(2) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

                                   Phoenix-Oakhurst Growth and Income Series  67

PHOENIX-OAKHURST STRATEGIC ALLOCATION SERIES
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
    High total return over an extended period of time consistent with prudent investment risk.

PRINCIPAL INVESTMENT STRATEGIES
[diamond] The advisor will allocate investments of the series among three market segments -- stock, bond and money market. The types of securities in each of these three market segments in which the series will invest are listed in the Statement of Additional Information.

[diamond] The advisor will adjust the mix of investments among the three market segments to capitalize on perceived variations in potential returns as economic and financial conditions change.

[diamond] The advisor may invest 0-100% in any one market segment.

[diamond] Equity securities are selected based on both quantitative and fundamental factors. Price to earnings, price to sales, cash flow ratios and a company's earnings and revenue growth rates are some of the quantitative criteria considered. The advisor also considers current industry conditions and a company's future growth prospects. The advisor then attempts to construct an equity portfolio that seeks to outperform the S&P 500 Index.

[diamond] Fixed income securities are selected using a sector-rotation approach.
          The advisor seeks to adjust the portion of series investment in various sectors and the selections within sectors to obtain higher relative returns. The advisor selects those sectors that it believes offer attractive values. Securities within sectors are selected based on general economic and financial conditions and the issuer's business, management, cash, assets, earnings and stability. Securities selected for investment are those that the advisor believes offer the best potential for total return based on risk-to-reward tradeoff.

[diamond] Investments in the money market segment will be for the purpose of attempting to achieve high current income, the preservation of capital, and liquidity.

PRINCIPAL RISKS
    The series' investments are subject generally to market risk and the risk of selecting underperforming securities and asset classes, which may adversely affect the series and lead to loss of principal.

    The advisor for the series may engage in trading when it believes that the trade, net of transaction costs, will improve interest income or capital appreciation potential, or will lessen capital loss potential. Whether these goals will be achieved through trading depends on the advisor's ability to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations. Such trading places a premium on the advisor's ability to obtain relevant information, evaluate it properly and take advantage of its evaluations by completing transactions on a favorable basis. If the advisor's evaluations and expectations prove to be incorrect, the series' income or capital appreciation may be reduced and its capital losses may be increased. Portfolio trading involves transaction costs.

    Other principal risks of investing in the series, which could adversely affect its net asset value, yield, and total return, are:

[diamond] Equity Securities Investment Risk
[diamond] Fixed Income Securities Investment Risk
          o  Interest Rate Risk
          o  Credit Risk
[diamond] Derivative Investment Risk

    Please see "Description of Principal Risks" for a description of each of these risks.

    CALENDAR YEAR ANNUAL TOTAL RETURN The following bar chart and table provide some indication of the risks of investing in the series. The bar chart shows changes in the series' performance from year to year over a 10-year period.(1) The table shows how the series' average annual returns compare to those of two broad-based securities market indices and to a balanced benchmark. The series' past performance is not necessarily an indication of how the series will perform in the future.

[GRAPHIC OMITTED]
          CALENDAR YEAR            ANNUAL RETURN (%)
              1994                      -1.45
              1995                      18.22
              1996                       9.05
              1997                      20.73
              1998                      20.79
              1999                      11.26
              2000                       0.58
              2001                       1.87
              2002                     -11.58
              2003                      19.87


(1) The series' total returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the 10-year period shown in the chart, the highest return for a quarter was 16.00% (quarter ended December 1998) and the lowest return for a quarter was -9.25% (quarter ended September 2002).

68 Phoenix-Oakhurst Strategic Allocation Series

---------------------------------------------------------
 AVERAGE ANNUAL
 TOTAL RETURNS
 (FOR THE PERIOD
 ENDED 12/31/03)(2)      1 YEAR     5 YEARS     10 YEARS
---------------------------------------------------------

 Phoenix-Oakhurst
 Strategic               19.87%      3.86%        8.39%
 Allocation Series

---------------------------------------------------------

 Balanced Benchmark(3)   18.49%      2.68%        9.78%

---------------------------------------------------------

 S&P 500(R) Index(4)     28.71%     -0.57%       11.10%

---------------------------------------------------------

 Lehman Brothers
 Aggregate Bond           4.10%      6.62%        6.95%
 Index(5)
---------------------------------------------------------

(2) The series' average annual returns in this table do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted.

(3) The Balanced Benchmark is a composite index made up of 60% of the S&P 500(R) Index and 40% of the Lehman Brothers Aggregate Bond Index, which measures bond market total return performance. The index is not available for direct investment.

(4) The S&P 500(R) Index is an unmanaged, commonly used measure of stock total return performance. The index is not available for direct investment.

(5) The Lehman Brothers Aggregate Bond Index is an unmanaged, commonly used measure of broad bond market total return performance. The index is not available for direct investment.

SERIES EXPENSES
    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed under the contracts for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.

ANNUAL SERIES OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM SERIES' ASSETS)

Management Fees                                    0.58%

Distribution and/or Service (12b-1) Fees            None

Other Expenses                                     0.19%
                                                   -----
TOTAL ANNUAL SERIES OPERATING EXPENSES             0.77%
                                                   =====

EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (not including contract fees or sales charges) would be:

------------------------------------------------------------
                       1 YEAR   3 YEARS  5 YEARS  10 YEARS
------------------------------------------------------------
  Phoenix-Oakhurst
  Strategic              $78     $245     $427      $951
  Allocation Series
------------------------------------------------------------

MANAGEMENT OF THE SERIES

THE ADVISOR
    Phoenix Investment Counsel, Inc. (PIC), is the investment advisor to the series. You will find more information about PIC in the "Management of the Fund" section of this prospectus.

PORTFOLIO MANAGEMENT
    Investment decisions for the series are made by a team of equity investment professionals led by Steven L. Colton and a team of fixed-income investment professionals led by David L. Albrycht.

                                 Phoenix-Oakhurst Strategic Allocation Series 69

FINANCIAL HIGHLIGHTS
    The financial highlights table is intended to help you understand the series' financial performance for the past five years. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees or expenses were imposed, performance would be lower. This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in the Annual Report and by reference in the Statement of Additional Information.

                                                                                        YEAR ENDED DECEMBER 31,
                                                                                        -----------------------
                                                                       2003         2002         2001(3)      2000         1999
                                                                       ----         ----         -----        ----         ----
Net asset value, beginning of period.............................     $11.95       $13.92       $14.25       $16.18       $15.65
INCOME FROM INVESTMENT OPERATIONS................................
  Net investment income (loss)...................................      0.33          0.35         0.36(1)      0.44         0.36
  Net realized and unrealized gain (loss)........................       2.02        (1.96)       (0.11)       (0.33)        1.36
                                                                      ------       ------       ------       ------       ------
    TOTAL FROM INVESTMENT OPERATIONS.............................       2.35        (1.61)        0.25         0.11         1.72
                                                                      ------       ------       ------       ------       ------
LESS DISTRIBUTIONS
Dividends from net investment income.............................      (0.34)       (0.36)       (0.35)       (0.43)       (0.36)
Distributions from net realized gains............................        --           --         (0.23)       (1.61)       (0.83)
                                                                      ------       ------       ------       ------       ------
    TOTAL DISTRIBUTIONS..........................................      (0.34)       (0.36)       (0.58)       (2.04)       (1.19)
                                                                      ------       ------       ------       ------       ------
CHANGE IN NET ASSET VALUE........................................       2.01        (1.97)       (0.33)       (1.93)        0.53
                                                                      ------       ------       ------       ------       ------
NET ASSET VALUE, END OF PERIOD...................................     $13.96       $11.95       $13.92       $14.25       $16.18
                                                                      ======       ======       ======       ======       ======
Total return.....................................................      19.87%      (11.58)%       1.87%        0.58%       11.26%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands)..........................   $468,630     $444,017     $374,817     $414,013     $476,709

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses.............................................       0.77%(2)     0.70%(2)     0.71%(2)     0.70%        0.70%
  Net investment income..........................................       2.54%        2.73%        2.56%        2.65%        2.21%
Portfolio turnover...............................................         87%          78%          44%          60%          65%

(1) Computed using average shares outstanding.
(2) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(3) As required, effective January 1, 2001, the Fund adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities and including paydown gains and losses in interest income. The effect of this change for the year ended December 31, 2001 was to decrease the ratio of net investment income to average net assets from 2.60% to 2.56%. There was no effect to net investment income per share and net realized and unrealized gain (loss) per share. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.

70 Phoenix-Oakhurst Strategic Allocation Series

PHOENIX-OAKHURST VALUE EQUITY SERIES
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
    Long-term capital appreciation. The series has a secondary investment objective to seek current income.

PRINCIPAL INVESTMENT STRATEGIES
[diamond] Under normal circumstances the series will invest at least 80% of its assets in common stocks.

[diamond] The series invests in a diversified portfolio of securities of primarily domestic (U.S.) companies. Generally, the series will invest in securities traded on the New York Stock Exchange, or the American Stock Exchange, and in over-the-counter markets.

[diamond] The advisor applies a security selection process that selects stocks meeting certain investment criteria relating to valuation, profitability, near term momentum, long term growth and financial stability. For the few hundred of the approximately 1,500 companies that survive this screening process, the advisor projects future growth in earnings and dividends, earnings momentum and relative undervaluation based on individual company prospects, industry trends and macroeconomic conditions. From this analysis, the advisor develops target prices and value ranges and selects a diversified portfolio of top-rated securities for purchase.

[diamond] With certain exceptions, the advisor sells when a stock's target price is reached, the issuer or its industry suffer negative changes, or there is a change in the investment criteria that prompted the initial purchase. The advisor may choose to continue to hold a security that it believes is suitable for the series' objectives even if it no longer meets these criteria.

[diamond] The subadvisor's portfolio selection method may result in a higher portfolio turnover rate. High portfolio turnover rates may increase costs to the series and may negatively affect fund performance.

PRINCIPAL RISKS
    The series' investments are subject generally to market risk and the risk of selecting underperforming securities and asset classes, which may adversely affect the series and lead to loss of principal.

    The principal risks of investing in the series, which could adversely affect its net asset value, yield, and total return, are:

[diamond] Equity Securities Investment Risk

          o Value Investing Risk

[diamond] Interest Rate Risk

[diamond] Portfolio Turnover Risk

    Please see "Description of Principal Risks" for a description of each of these risks.

CALENDAR YEAR ANNUAL TOTAL RETURN
    The following bar chart and table provide some indication of the risks of investing in the series. The bar chart shows changes in the series' performance from year to year over the life of the series.(1) The table shows how the series' average annual returns compare to those of a broad-based securities market index and a more narrowly based benchmark that reflects the market sectors in which the series invests. The series' past performance is not necessarily an indication of how the series will perform in the future.

[GRAPHIC OMITTED]
          CALENDAR YEAR            ANNUAL RETURN (%)
              1999                      24.33
              2000                      32.16
              2001                     -17.96
              2002                     -21.93
              2003                      23.87

(1) The series' annual returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the period shown in the chart, the highest return for a quarter was 23.63% (quarter ended December
    1999) and the lowest return for a quarter was -19.27% (quarter ended September 2002).

--------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS                     LIFE OF
  (FOR THE PERIOD ENDED                              THE
  12/31/00)(2)                  1 YEAR   5 YEARS   SERIES(3)
--------------------------------------------------------------

 Phoenix-Oakhurst Value         23.87%     5.45%     6.50%
 Equity Series
--------------------------------------------------------------

 Russell 1000(R) Value Index(4) 30.03%     3.56%     4.69%

--------------------------------------------------------------

  S&P 500(R) Index(5)           28.71%    -0.57%     2.52%

--------------------------------------------------------------

(2) The series' average annual returns in this table do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted.

(3) Since March 2, 1998.

(4) The Russell 1000(R) Value Index is a market capitalization-weighted index of value-oriented stocks of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total-return basis with dividends reinvested. The index is not available for direct investment.

(5) The S&P 500(R) Index is an unmanaged, commonly used measure of stock market total return performance and is provided for general comparative purposes. The index is not available for direct investment.

SERIES EXPENSES
    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed under the contracts for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.

                                        Phoenix-Oakhurst Value Equity Series  71

ANNUAL SERIES OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM SERIES' ASSETS)

  Management Fees                                      0.70%

  Distribution and/or Service (12b-1) Fees              None

  Other Expenses                                       0.32%
                                                       -----
TOTAL ANNUAL SERIES OPERATING EXPENSES6                1.02%
                                                       =====

(6) The series' investment advisor has voluntarily agreed to reimburse the series' expenses other than the management fees to the extent that such expenses exceed 0.25% of the series' average net assets (the "expense cap"). The actual total series operating expenses after reimbursement has been restated to reflect the current expense cap. The series operating expenses after reimbursement were 0.95% for the year ended December 31, 2003. The expense cap noted above may be changed or eliminated at any time without notice.

EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (not including contract fees or sales charges) would be:

--------------------------------------------------------------
                         1 YEAR   3 YEARS  5 YEARS  10 YEARS
--------------------------------------------------------------
  Phoenix-Oakhurst        $104     $325     $563     $1,248
  Value Equity Series

--------------------------------------------------------------


Note: your actual expenses would be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the reimbursement of expenses over certain levels by the series' investment advisor. Refer to the section "Management of the Fund" for information about expense reimbursement.


MANAGEMENT OF THE SERIES

THE ADVISOR
    Phoenix Investment Counsel, Inc. (PIC), is the investment advisor to the series. You will find more information about PIC in the "Management of the Fund" section of this prospectus.

PORTFOLIO MANAGEMENT
    Dong Zhang is the portfolio manager for the series and Steve L. Colton is a member of the team that manages the series.

    STEVEN L. COLTON joined PIC in June 1997. Previously, Mr. Colton was portfolio manager for the American Century Income & Growth Fund (ACIGF) from its inception on December 1990 through May 1997.

    DONG ZHANG is the portfolio manager and is primarily responsible for the day-to-day operation of the series. Mr. Zhang joined PIC in June 1997. Mr. Zhang also was a member of the portfolio management team for ACIGF from June 1996 through June 1997.

72 Phoenix-Oakhurst Value Equity Series

FINANCIAL HIGHLIGHTS
    The financial highlights table is intended to help you understand the series' financial performance for the past five years. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees or expenses were imposed, performance would be lower. This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in the Annual Report and by reference in the Statement of Additional Information.


                                                                                          YEAR ENDED DECEMBER 31,
                                                                                          -----------------------
                                                                         2003         2002         2001         2000         1999
                                                                         ----         ----         ----         ----         ----
Net asset value, beginning of period.............................      $ 9.59        $12.41       $15.34       $12.91       $11.03
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)..................................        0.09          0.10         0.11         0.07         0.04
   Net realized and unrealized gain (loss).......................        2.19         (2.82)       (2.86)        3.98         2.63
                                                                       ------        ------       ------       ------       ------
     TOTAL FROM INVESTMENT OPERATIONS............................        2.28         (2.72)       (2.75)        4.05         2.67
                                                                       ------        ------       ------       ------       ------
LESS DISTRIBUTIONS
   Dividends from net investment income..........................       (0.10)        (0.10)       (0.09)       (0.08)       (0.04)
   Distributions from net realized gains.........................         --            --         (0.09)       (1.54)       (0.75)
                                                                       ------        ------       ------       ------       ------
     TOTAL DISTRIBUTIONS.........................................       (0.10)        (0.10)       (0.18)       (1.62)       (0.79)
                                                                       ------        ------       ------       ------       ------
CHANGE IN NET ASSET VALUE........................................        2.18         (2.82)       (2.93)        2.43         1.88
                                                                       ------        ------       ------       ------       ------
NET ASSET VALUE, END OF PERIOD...................................      $11.77        $ 9.59       $12.41       $15.34       $12.91
                                                                       ======        ======       ======       ======       ======
Total return.....................................................       23.87%       (21.93)%     (17.96)%     32.16%       24.33%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands).........................     $92,805       $71,684      $84,159      $45,461     $17,470

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(1).........................................        0.95%(2)       0.93%(2)     0.85%(2)   0.85%        0.85%
   Net investment income.........................................        0.88%          0.96%        1.11%      0.79%        0.41%
Portfolio turnover...............................................         393%           210%         245%       166%         168%

(1) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.02%, 1.01%, 1.00%, 1.33% and 2.03% for the periods ended December 31, 2003, 2002,
    2001, 2000 and 1999, respectively.
(2) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

                                        Phoenix-Oakhurst Value Equity Series  73

PHOENIX-SANFORD BERNSTEIN GLOBAL VALUE SERIES
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
    Long-term capital growth through investment in equity securities of foreign and U.S. companies.

PRINCIPAL INVESTMENT STRATEGIES
[diamond] The series invests in a diversified portfolio of securities of foreign and U.S. issuers in various economic sectors. The series may invest in any region of the world, but will invest primarily in equity securities of companies in major developed nations in Europe, the Far East, Australia, and Canada, and in U.S. companies. The advisor will use a value-oriented approach to stock selection.

[diamond] The series will invest primarily in common stocks, but may also invest in convertible securities, preferred stock, and warrants of foreign issuers, including sponsored or unsponsored American Depositary Receipts and Global Depositary Receipts.

[diamond] Although the series intends to invest primarily in established companies, the series may invest in securities of issuers of any size, in countries with developed markets and countries with emerging-markets. The series seeks to outperform the foreign stock markets.

[diamond] Although there are no explicit portfolio-construction rules regarding market capitalization ranges, companies with market capitalizations below $1 billion are typically excluded from purchase due to liquidity considerations.

[diamond] The series will generally invest a portion of its uncommitted cash balances in futures contracts to expose that portion of the series to the equity markets.

[diamond] The series may invest up to 10% of its assets in shares of other investment companies to take advantage of investment opportunities in certain countries where the series otherwise would not be able to invest or where the size of a series investment in any particular country would be too small.

[diamond] In order to hedge a portion of the currency risk, the series will generally invest in foreign currency futures contracts or foreign currency forward contracts with terms up to one year. The series will also purchase foreign currency for immediate settlement in order to purchase foreign securities.

PRINCIPAL RISKS

    The series' investments are subject generally to market risk and the risk of selecting underperforming securities and asset classes, which may adversely affect the series and lead to loss of principal.

    The principal risks of investing in the series, which could adversely affect its net asset value, yield, and total return, are:

[diamond] Equity Securities Investment Risk
[diamond] Foreign Investment Risk
          o Foreign Currency Risk
          o Emerging Market Risk

[diamond] Value Investing Risk
    Please see "Description of Principal Risks" for a description of each of these risks.

CALENDAR YEAR ANNUAL TOTAL RETURN
    The following bar chart and table provide some indication of the risks of investing in the series. The bar chart shows changes in the series' performance from year to year over the life of the series.(1) The table shows how the series' average annual total returns compare to those of a broad-based securities market index and a more narrowly based benchmark that reflects the market sectors in which the series invests. The series' past performance is not necessarily an indication of how the series will perform in the future.

[GRAPHIC OMITTED]
          CALENDAR YEAR            ANNUAL RETURN (%)
              2001                      -6.84
              2002                     -14.47
              2003                      32.79

(1) The series' annual returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the period shown in the chart, the highest return for a quarter was 18.80% (quarter ended June 2003) and the lowest return for a quarter was -19.45% (quarter ended September
    2002).


-----------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS                       LIFE OF
  (FOR THE PERIOD ENDED 12/31/03)(2)     1 YEAR    THE SERIES(3)
-----------------------------------------------------------------


  Phoenix-Sanford Bernstein Global       32.79%        3.23%
  Value Series


-----------------------------------------------------------------

  MSCI World Index(4)                    33.76%       -2.90%
-----------------------------------------------------------------

  S&P 500(R) Index(5)                    28.71%       -4.38%
-----------------------------------------------------------------

(2) The series' average annual returns in this table do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted.

(3) Since November 20, 2000.

(4) The MSCI (Morgan Stanley Capital International) World Index is a commonly used measure of global value oriented stock total return performance. The index is not available for direct investment.

(5) The S&P 500 Total Return Index is an unmanaged, commonly used measure of stock market total return performance and is provided for general comparative purposes. The index is not available for direct investment.

SERIES EXPENSES
    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed under the contracts for which the series is an investment

74 Phoenix-Sanford Bernstein Global Value Series option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.

ANNUAL SERIES OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
FROM THE SERIES' ASSETS)

  Management Fees                                    0.90%

  Distribution and/or Service (12b-1) Fees            None

  Other Expenses                                     1.11%
                                                     -----
  TOTAL ANNUAL SERIES OPERATING EXPENSES(6)          2.01%
                                                     =====

(6) The series' investment advisor has voluntarily agreed to reimburse the series' expenses other than the management fees to the extent that such expenses exceed 0.25% of the series' average net assets (the "expense cap"). The series operating expenses after reimbursement were 1.15% for the year ended December 31, 2003. The expense cap noted above may be changed or eliminated at any time without notice.

EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (not including contract fees or sales charges) would be:

--------------------------------------------------------------
                       1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------
 Phoenix-Sanford
 Bernstein Global       $204      $629     $1,081    $2,334
 Value Series

--------------------------------------------------------------


Note: your actual expenses would be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the reimbursement of expenses over certain levels by the series' investment advisor. Refer to the section "Management of the Fund" for information about expense reimbursement.


MANAGEMENT OF THE SERIES

THE ADVISOR AND SUBADVISOR
    Phoenix Variable Advisors, Inc. (PVA), is the investment advisor to the series. Alliance Capital Management L.P., through its Bernstein Investment Research and Management Unit (Bernstein), is the subadvisor to the series and is responsible for its day-to-day portfolio management. You will find more information about PVA and Bernstein in the "Management of the Fund" section of this prospectus.

PORTFOLIO MANAGEMENT
    Investment decision-making responsibility rests with Bernstein's Global Value Equity Investment Policy Group, which includes the firm's chief investment officer and other senior investment and research professionals for its value-oriented equity services.

                               Phoenix-Sanford Bernstein Global Value Series  75

FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand the series' financial performance for the period of the series' operations. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees or expenses were imposed, performance would be lower. This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in the Annual Report and by reference in the Statement of Additional Information.

                                                                                       YEAR ENDED DECEMBER 31   FROM INCEPTION
                                                                                       ----------------------     11/20/00 TO
                                                                               2003         2002        2001       12/31/00
                                                                               ----         ----        ----       --------
Net asset value, beginning of period....................................     $ 8.09       $ 9.56       $10.42       $10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss).........................................       0.12         0.09         0.09         0.02
   Net realized and unrealized gain (loss)..............................       2.54        (1.48)       (0.80)        0.41
                                                                             ------       ------       ------       ------
     TOTAL FROM INVESTMENT OPERATIONS...................................       2.66        (1.39)       (0.71)        0.43
                                                                             ------       ------       ------       ------
LESS DISTRIBUTIONS
   Dividends from net investment income.................................      (0.14)       (0.08)       (0.09)       (0.01)
   Distributions from net realized gains................................        --           --(4)      (0.06)         --
                                                                             ------       ------       ------       ------
     TOTAL DISTRIBUTIONS................................................      (0.14)       (0.08)       (0.15)       (0.01)
                                                                             ------       ------       ------       ------
CHANGE IN NET ASSET VALUE...............................................       2.52        (1.47)       (0.86)        0.42
                                                                             ------       ------       ------       ------
NET ASSET VALUE, END OF PERIOD..........................................     $10.61       $ 8.09       $ 9.56       $10.42
                                                                             ======       ======       ======       ======
Total return............................................................      32.79%      (14.47)%      (6.84)%       4.35%(2)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)................................    $16,838      $10,139       $8,800       $7,687

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(3)................................................       1.15%        1.13%        1.05%        1.05%(1)
   Net investment income................................................       1.31%        1.10%        1.02%        1.12%(1)
Portfolio turnover......................................................         20%          38%          24%           0%(2)

(1) Annualized.
(2) Not annualized.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.01%, 2.57%, 2.80% and 5.41% for the periods ended December 31, 2003, 2002, 2001 and 2000, respectively.
(4) Amount is less than $0.01.

76 Phoenix-Sanford Bernstein Global Value Series

PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE SERIES
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
    Long-term capital appreciation. Current income is a secondary investment objective.

PRINCIPAL INVESTMENT STRATEGIES
[diamond] The series will, under normal circumstances, invest at least 80% of its assets in securities that the subadvisor believes offer the possibility of increase in value.

[diamond] Investments will primarily be in common stocks of established companies having:
          o  a strong financial position;
          o price/earnings ratio below major market indexes, such as the S&P 500(R) Index;
          o an above average prospective earnings (relative to price) and dividend growth rate; and
          o  total market capitalization of under $7.5 billion.

[diamond] Once a security is purchased, the series will generally hold it until it no longer meets the financial or valuation criteria.

[diamond] The series may invest in convertible securities.

[diamond] The series may invest up to 20% of its assets in securities of foreign
          (non-U.S.) issuers. The series may invest in a broad range of foreign securities, including equity, debt and convertible securities and foreign government securities. Issuers may be in established market countries and emerging-market countries.

PRINCIPAL RISKS
    The series' investments are subject generally to market risk and the risk of selecting underperforming securities and asset classes, which may adversely affect the series and lead to loss of principal.

    The principal risks of investing in the series, which could adversely affect its net asset value, yield, and total return, are:

[diamond] Equity Securities Investment Risk

[diamond] Convertible Securities Investment Risk

[diamond] Smaller Market Capitalization Risk

[diamond] Value Investing Risk

[diamond] Foreign Investment Risk
          o Emerging Market Investment Risk
          o Foreign Currency Risk

    Please see "Description of Principal Risks" for a description of each of these risks.

CALENDAR YEAR ANNUAL TOTAL RETURN
    The following bar chart and table provide some indication of the risks of investing in the series. The bar chart shows changes in the series' performance from year to year over the life of the series.(1) The table shows how the series' average annual returns compare to those of a broad-based securities market index and a more narrowly based benchmark that reflects the market sectors in which the series invests. The series' past performance is not necessarily an indication of how the series will perform in the future.

[GRAPHIC OMITTED]
          CALENDAR YEAR            ANNUAL RETURN (%)
              1999                      -10.28
              2000                       16.89
              2001                       22.98
              2002                       -8.55
              2003                       40.97

(1) The series' annual return in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the period shown in the chart, the highest return for a quarter was 21.08% (quarter ended June 2003) and the lowest return for a quarter was -21.84% (quarter ended September
    2002).

--------------------------------------------------------------
 AVERAGE ANNUAL TOTAL
 RETURNS
 (FOR THE PERIOD ENDED                               LIFE OF
 12/31/03)(2)                   1 YEAR   5 YEARS  THE SERIES(3)
--------------------------------------------------------------

  Phoenix-Sanford Bernstein     40.97%    10.70%      6.87%
  Mid-Cap Value Series

--------------------------------------------------------------

  Russell 2500(R) Value         44.93%    11.93%      8.93%
  Index(4)
--------------------------------------------------------------

  S&P 500(R) Index(5)           28.71%    -0.57%      2.52%
--------------------------------------------------------------

(2) The series' average returns in this table do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted.

(3) Since March 2, 1998.

(4) The Russell 2500(R) Value Index is a market capitalization-weighted index of value-oriented stocks of the smallest 2,500 companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total-return basis with dividends reinvested. The index is not available for direct investment.

(5) The S&P 500(R) Index is an unmanaged, commonly used measure of stock market total return performance and is provided for general comparative purposes. The index is not available for direct investment.

SERIES EXPENSES
    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed under the contracts for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.

                              Phoenix-Sanford Bernstein Mid-Cap Value Series  77

ANNUAL SERIES OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM SERIES' ASSETS)

Management Fees                                        1.05%

Distribution and/or Service (12b-1) Fees                None

Other Expenses                                         0.32%
                                                       -----
TOTAL ANNUAL SERIES OPERATING EXPENSES6                1.37%
                                                       =====

(6) The series' investment advisor has voluntarily agreed to reimburse the series' expenses other than the management fees to the extent that such expenses exceed 0.25% of the series' average net assets (the "expense cap"). The series operating expenses after reimbursement were 1.30% for the year ended December 31, 2003. The expense cap noted above may be changed or eliminated at any time without notice.

EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (not including contract fees or sales charges) would be:

-------------------------------------------------------------
                        1 YEAR  3 YEARS   5 YEARS  10 YEARS
-------------------------------------------------------------
 Phoenix-Sanford
 Bernstein Mid-Cap       $140     $435     $752     $1,651
 Value Series

-------------------------------------------------------------


Note: your actual expenses would be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the reimbursement of expenses over certain levels by the series' investment advisor. Refer to the section "Management of the Fund" for information about expense reimbursement.


MANAGEMENT OF THE SERIES

THE ADVISOR AND SUBADVISOR
    Phoenix Variable Advisors, Inc. (PVA), is the investment advisor to the series. Alliance Capital Management L.P., through its Bernstein Investment Research and Management Unit (Bernstein), is the subadvisor to the series and is responsible for its day-to-day portfolio management. You will find more information about PVA and Bernstein in the "Management of the Fund" section of this prospectus.

PORTFOLIO MANAGEMENT
    Investment decision-making responsibility rests with Bernstein's Small/Mid-Cap Equity Investment Policy Group, which includes the firm's chief investment officer and other senior investment and research professionals for its value-oriented equity services. Day-to-day management of the series' portfolio will be overseen by Bernstein's Director of Research and Chief Investment Officer for Small/Mid-Cap Value Equities.

78 Phoenix-Sanford Bernstein Mid-Cap Value Series

FINANCIAL HIGHLIGHTS
    The financial highlights table is intended to help you understand the series' financial performance for the past five years. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees or expenses were imposed, performance would be lower. This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in the Annual Report and by reference in the Statement of Additional Information.

                                                                                          YEAR ENDED DECEMBER 31,
                                                                                          -----------------------
                                                                       2003         2002        2001        2000         1999
                                                                       ----         ----        ----        ----         ----
Net asset value, beginning of period.............................     $ 9.20      $10.97      $ 9.07       $7.82        $8.84
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)..................................       0.03        0.10        0.13        0.06         0.11
   Net realized and unrealized gain (loss).......................       3.72       (1.02)       1.95        1.25        (1.02)
                                                                      ------      -------      ------       -----       -----
     TOTAL FROM INVESTMENT OPERATIONS............................       3.75       (0.92)       2.08        1.31        (0.91)
                                                                      ------      -------      ------       -----       -----
LESS DISTRIBUTIONS
   Dividends from net investment income..........................      (0.02)      (0.10)      (0.13)      (0.06)       (0.11)
   Distributions from net realized gains.........................      (0.39)      (0.75)      (0.05)        --           --
                                                                      -------     -------     -------       -----       -----
     TOTAL DISTRIBUTIONS.........................................      (0.41)      (0.85)      (0.18)      (0.06)       (0.11)
                                                                      -------     -------      -------      -----       -----
CHANGE IN NET ASSET VALUE........................................       3.34       (1.77)       1.90        1.25        (1.02)
                                                                      ------      -------      ------       -----       -----
NET ASSET VALUE, END OF PERIOD...................................     $12.54     $  9.20      $10.97       $9.07        $7.82
                                                                      ======      =======      ======       =====       =====
Total return.....................................................      40.97%      (8.55)%     22.98%      16.89%      (10.28)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands).........................    $85,868     $61,289     $48,556     $14,758       $8,635

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(1).........................................     1.30%        1.28%        1.20%(2)     1.20%(2)     1.20%
   Net investment income ........................................     0.46%        1.12%        1.72%        0.95%        1.40%
Portfolio turnover...............................................       29%          44%          28%         128%          29%

(1) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.37%, 1.40%, 1.54%, 2.39% and 2.58% for the periods ended December 31, 2003, 2002,
    2001, 2000 and 1999, respectively.
(2) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

                              Phoenix-Sanford Bernstein Mid-Cap Value Series  79

PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE SERIES
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
    Long-term capital appreciation by investing primarily in small-capitalization stocks that appear to be undervalued. Current income is a secondary investment objective.

PRINCIPAL INVESTMENT STRATEGIES
[diamond] The series will, under normal circumstances, invest at least 80% of its assets in common stocks having a total market capitalization under $3.5 billion and with favorable prospects for capital appreciation. The subadvisor will use a value-oriented approach to stock selection.

[diamond] The series will invest in the stock of companies whose current market prices do not appear to adequately reflect their underlying value, measured by price/book and price/earnings ratios or dividend yield, as determined through in-depth research carried out by the subadvisor.

[diamond] The series will generally invest in 80-100 stocks diversified over 30 industries that have been targeted as having a potential high anticipated return relative to risk.

[diamond] The subadvisor will monitor earnings-estimate revisions and tends to delay purchase while negative revisions are being reflected in the market. A security generally will be sold when the subadvisor determines it no longer ranks in the top of half of the subadvisor's choices based on valuation and risk criteria. Sale of a stock that has reached the market target may be delayed when earnings expectations are rising.

[diamond] The subadvisor chooses the stocks by screening 2,000 stocks to identify the most attractive classic value measures. The subadvisor will work to reduce volatility by subjecting the securities to reliability tests and will assess the risk by evaluating sector concentration, company size, leverage, and degree of undervaluation.

[diamond] The series may invest in convertible securities.

[diamond] The series may invest in securities of foreign issuers. The series may invest in a broad range of foreign securities, including equity, debt and convertible securities and foreign government securities. Issuers may be in established market countries and emerging-market countries.

PRINCIPAL RISKS
    The series' investments are subject generally to market risk and the risk of selecting underperforming securities and asset classes, which may adversely affect the series and lead to loss of principal.

    The principal risks of investing in the series, which could adversely affect its net asset value, yield, and total return, are:

[diamond] Convertible Securities Risk

[diamond] Equity Securities Investment Risk

[diamond] Smaller Market Capitalization Risk

[diamond] Value Investing Risk

[diamond] Foreign Investment Risk
          o  Emerging Market Investment Risk
          o  Foreign Currency Risk

    Please see "Description of Principal Risks" for a description of each of these risks.

CALENDAR YEAR ANNUAL TOTAL RETURN
    The following bar chart and table provide some indication of the risks of investing in the series. The bar chart shows changes in the series' performance from year to year over the life of the series.(1) The table shows how the series' average annual total returns compare to those of a broad-based securities market index and a more narrowly based benchmark that reflects the market sectors in which the series invests. The series' past performance is not necessarily an indication of how the series will perform in the future.

[GRAPHIC OMITTED]
          CALENDAR YEAR            ANNUAL RETURN (%)
              2001                      15.76
              2002                      -8.54
              2003                      43.86

(1) The series' annual returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the period shown in the chart, the highest return for a quarter was 21.15% (quarter ended June 2003) and the lowest return for a quarter was -22.21% (quarter ended September
    2002).

-----------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS                       LIFE OF
  (FOR THE PERIOD ENDED 12/31/03)(2)     1 YEAR    THE SERIES(3)
-----------------------------------------------------------------

  Phoenix-Sanford Bernstein Small-Cap    43.86%       16.79%
  Value Series

-----------------------------------------------------------------

  Russell 2000(R) Value Index(4)         46.03%       16.63%

-----------------------------------------------------------------

  S&P 500(R) Index(5)                    28.71%       -4.38%
-----------------------------------------------------------------

(2) The series' average annual returns in this table do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted.

(3) Since November 20, 2000.

(4) The Russell 2000(R) Value Index is a market capitalization-weighted index of value-oriented stocks of the smallest 2,000 companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total-return basis with dividends reinvested. The index is not available for direct investment.

(5) The S&P 500(R) Index is an unmanaged, commonly used measure of stock market total return performance and is provided for general comparative purposes. The index is not available for direct investment.

80 Phoenix-Sanford Bernstein Small-Cap Value Series

SERIES EXPENSES
    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed under the contracts for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.

ANNUAL SERIES OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM THE SERIES' ASSETS)

Management Fees                                        1.05%

Distribution and/or Service (12b-1) Fees                None

Other Expenses                                         0.47%
                                                       -----

TOTAL ANNUAL SERIES OPERATING EXPENSES(6)              1.52%
                                                       =====

(6) The series' investment advisor has voluntarily agreed to reimburse the series' expenses other than the management fees to the extent that such expenses exceed 0.25% of the series' average net assets (the "expense cap"). The series operating expenses after reimbursement were 1.30% for the year ended December 31, 2003. The expense cap noted above may be changed or eliminated at any time without notice.

EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (not including contract fees or sales charges) would be:

--------------------------------------------------------------
                          1 YEAR  3 YEARS  5 YEARS  10 YEARS
--------------------------------------------------------------
 Phoenix-Sanford
 Bernstein Small-Cap       $155    $481     $830     $1,815
 Value Series

--------------------------------------------------------------


Note: your actual expenses would be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the reimbursement of expenses over certain levels by the series' investment advisor. Refer to the section "Management of the Fund" for information about expense reimbursement.


MANAGEMENT OF THE SERIES

THE ADVISOR AND SUBADVISOR
    Phoenix Variable Advisors, Inc. (PVA), is the investment advisor to the series. Alliance Capital Management L.P., through its Bernstein Investment Research and Management Unit (Bernstein), is the subadvisor to the series and is responsible for its day-to-day portfolio management. You will find more information about PVA and Bernstein in the "Management of the Fund" section of this prospectus.

PORTFOLIO MANAGEMENT
    Investment decision-making responsibility rests with Bernstein's Small/Mid-Cap Equity Investment Policy Group, which includes the firm's chief investment officer and other senior investment and research professionals for its value-oriented equity services. Day-to-day management of the series' portfolio will be overseen by Bernstein's Director of Research and Chief Investment Officer for Small/Mid-Cap Value Equities.

                             Phoenx-Sanford Bernstein Small-Cap Value Series  81

FINANCIAL HIGHLIGHTS
    The financial highlights table is intended to help you understand the series' financial performance for the period of the series' operations. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees or expenses were imposed, performance would be lower. This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in the Annual Report and by reference in the Statement of Additional Information.

                                                                                    YEAR ENDED DECEMBER 31,    FROM INCEPTION
                                                                                    -----------------------      11/20/00 TO
                                                                             2003          2002         2001       12/31/00
                                                                             ----          ----         ----       -------
Net asset value, beginning of period....................................    $10.50        $12.08       $10.62       $10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss).........................................      0.02(5)       0.06         0.07         0.03
   Net realized and unrealized gain.....................................      4.57         (1.09)        1.59         0.62
                                                                            ------        -------      ------       ------
     TOTAL FROM INVESTMENT OPERATIONS...................................      4.59         (1.03)        1.66         0.65
                                                                            ------        -------      ------       ------
LESS DISTRIBUTIONS
   Dividends from net investment income.................................       --          (0.06)       (0.07)       (0.03)
   Distributions from net realized gains................................     (0.25)        (0.49)       (0.13)         --
                                                                            -------       -------      -------      ------
     TOTAL DISTRIBUTIONS................................................     (0.25)        (0.55)       (0.20)       (0.03)
                                                                            -------       -------      -------      -------
CHANGE IN NET ASSET VALUE...............................................      4.34         (1.58)        1.46         0.62
                                                                            ------        -------      ------       ------
NET ASSET VALUE, END OF PERIOD..........................................    $14.84        $10.50       $12.08       $10.62
                                                                            ======        ======       ======       ======
Total return............................................................     43.86%        (8.54)%      15.76%       6.44%(2)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)................................   $48,756       $32,968       $17,232       $2,692

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(3)................................................    1.30%(4)      1.29%(4)     1.20%(4)     1.20%(1)
   Net investment income................................................    0.14%         0.86%        1.12%        2.71%(1)
Portfolio turnover......................................................      36%           40%          18%           1%(2)

(1) Annualized.
(2) Not annualized.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.52%, 1.64%, 2.33% and 13.52% for the periods ended December 31, 2003, 2002, 2001 and 2000, respectively.
(4) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(5) Computed using average shares outstanding.

82  Phoenx-Sanford Bernstein Small-Cap Value Series

PHOENIX-SENECA MID-CAP GROWTH SERIES
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
    Capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES
[diamond] The series will invest in equity securities, primarily common stocks of growth companies. Under normal circumstances the series will invest at least 80% of its assets in companies with market capitalizations between $500 million and $10 billion. The series may at times have investments in companies with higher or lower market capitalizations.

[diamond] The subadvisor manages the investments of the series by selecting securities of companies that meet certain fundamental standards and that the subadvisor believes have the market potential for above average market appreciation. In evaluating companies' potential for market appreciation, the subadvisor seeks companies that it believes will demonstrate greater long-term earnings growth than the average company included in the Russell Midcap Growth(R) Index. The strategy is based on the subadvisor's view that growth in a company's earnings will correlate with growth in the price of its stock.

[diamond] The subadvisor seeks to identify companies that have the most attractive earnings prospects and favorable valuations, regardless of the size of the company. Generally, however, a portion of the series' portfolio will be invested in large, well-known companies that have established histories of profitability and/or dividend payment.

[diamond] Although the series stresses long-term earnings growth potential, the subadvisor may buy securities in anticipation of short-term price gains. This practice may increase the series' overall trading volume, especially if prices do not rise as expected. Frequent and active trading may increase transaction costs for the series, which may affect the series' performance.

[diamond] The series may invest up to 20% of its assets in securities of foreign
          (non-U.S.) issuers. Foreign investment will be primarily through American Depository Receipts (ADRs).

[diamond] The subadvisor's portfolio selection method may result in a higher portfolio turnover rate. High portfolio turnover rates may increase costs to the series and may negatively affect fund performance.

PRINCIPAL RISKS
    The series' investments are subject generally to market risk and the risk of selecting underperforming securities and asset classes, which may adversely affect the series and lead to loss of principal.

    The series may buy securities that it anticipates will rise in price over a short period of time with the expectation that the securities will then be sold. If the securities do not perform as expected, gains will not be as high as anticipated. Each time a security is bought or sold, the series incurs transaction costs, which may result in higher overall costs to the series.

    Other principal risks of investing in the series, which could adversely affect its net asset value, yield, and total return, are:

[diamond] Equity Securities Investment Risk

[diamond] Growth Stock Investment Risk

[diamond] Reduced Diversification Risk

[diamond] Smaller Market Capitalization Risk

[diamond] Foreign Investment Risk
          o  Foreign Currency Risk

[diamond] Portfolio Turnover Risk

    Please see "Description of Principal Risks" for a description of each of these risks.

CALENDAR YEAR ANNUAL TOTAL RETURN
    The following bar chart and table provide some indication of the risks of investing in the series. The bar chart shows changes in the series' performance from year to year over the life of the series.(1) The table shows how the series' average annual returns compare to those of a broad-based securities market index and a more narrowly based benchmark that reflects the market sectors in which the series invests. The series' past performance is not necessarily an indication of how the series will perform in the future.

[GRAPHIC OMITTED]
          CALENDAR YEAR            ANNUAL RETURN (%)
              1999                     45.62
              2000                     13.75
              2001                    -25.28
              2002                    -32.50
              2003                     28.83

(1) The series' annual returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the period shown in the chart, the highest return for a quarter was 44.87% (quarter ended December
    1999) and the lowest return for a quarter was -27.20% (quarter ended September 2001).
                                        Phoenix-Seneca Mid-Cap Growth Series  83

-----------------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS                              LIFE OF
  (FOR THE PERIOD ENDED 12/31/03) (2)    1 YEAR  5 YEARS  THE SERIES(3)
-----------------------------------------------------------------------

 Phoenix-Seneca Mid-Cap                  28.83%    1.48%     4.74%
 Growth Series

-----------------------------------------------------------------------

 Russell Midcap Growth(R)                42.71%    2.01%     3.37%
 Index(4)

-----------------------------------------------------------------------

 S&P 500(R)Index(5)                      28.71%   -0.57%     2.52%
-----------------------------------------------------------------------

(2) The series' average annual returns in this table do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted.

(3) Since March 2, 1998.

(4) The Russell Midcap(R) Growth Index is a market capitalization-weighted index of medium-capitalization, growth-oriented stocks of U.S. companies. The index is calculated on a total-return basis with dividends reinvested. The index is not available for direct investment.

(5) The S&P 500(R) Index is an unmanaged, but commonly used measure of stock market total return performance and is provided for general comparative purposes. The index is not available for direct investment.

SERIES EXPENSES
    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed under the contracts for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.

ANNUAL SERIES OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM SERIES' ASSETS)

Management Fees                                        0.80%

Distribution and/or Service (12b-1) Fees                None

Other Expenses                                         0.36%
                                                       -----

TOTAL ANNUAL SERIES OPERATING EXPENSES                 1.16%
                                                       =====

(1) The series' investment advisor has voluntarily agreed to reimburse the series' expenses other than the management fees to the extent that such expenses exceed 0.35% of the series' average net assets (the "expense cap"). The series operating expenses after reimbursement were 1.15% for the year ended December 31, 2003. The expense cap noted above may be changed or eliminated at any time without notice.

EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (not including contract fees or sales charges) would be:

------------------------------------------------------------
                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------
 Phoenix-Seneca
 Mid-Cap Growth       $118      $369      $639     $1,411
 Series

------------------------------------------------------------


Note: your actual expenses would be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the reimbursement of expenses over certain levels by the series' investment advisor. Refer to the section "Management of the Fund" for information about expense reimbursement.


MANAGEMENT OF THE FUNDS

THE ADVISOR AND SUBADVISOR
    Phoenix Investment Counsel, Inc. (PIC), is the investment advisor to the series. Seneca Capital Management LLC (Seneca) is the subadvisor to the series and is responsible for its day-to-day portfolio management. You will find more information about PIC and Seneca in the "Management of the Fund" section of this prospectus.

PORTFOLIO MANAGEMENT
    Investment and trading decisions for the series are made by a team of managers and analysts headed by two team leaders, Gail P. Seneca and Richard D. Little. The team leaders are primarily responsible for the day-to-day decisions.

    GAIL P. SENECA is a team leader for the series. Since January 1998, Ms. Seneca also has served as co-manager of Phoenix-Seneca Strategic Theme Series. Ms. Seneca has been the Chief Executive and Investment Officer of Seneca or its predecessor since November 1989.

    RICHARD D. LITTLE is the other team leader for the series. Since January 1998, Mr. Little has served as co-manager of Phoenix-Seneca Strategic Theme Series. Mr. Little has been Director of Equities with Seneca or its predecessor since December 1989.

84 Phoenix-Seneca Mid-Cap Growth Series

FINANCIAL HIGHLIGHTS
    The financial highlights table is intended to help you understand the series' financial performance for the past five years. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees or expenses were imposed, performance would be lower. This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in the Annual Report and by reference in the Statement of Additional Information.

                                                                                          YEAR ENDED DECEMBER 31,
                                                                                          -----------------------
                                                                       2003         2002         2001        2000         1999
                                                                       ----         ----         ----        ----         ----
Net asset value, beginning of period.............................    $  9.03      $13.37       $17.90      $17.28       $12.16
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(2)...............................      (0.07)      (0.07)       (0.08)      (0.06)        --
   Net realized and unrealized gain (loss).......................       2.67       (4.27)       (4.45)       2.51         5.54
                                                                      ------      ------       ------      ------       ------
     TOTAL FROM INVESTMENT OPERATIONS............................       2.60       (4.34)       (4.53)       2.45         5.54
                                                                      ------      ------       ------      ------       ------
LESS DISTRIBUTIONS
   Distributions from net realized gains.........................       --          --           --         (1.83)       (0.42)
                                                                      ------      ------       ------      ------       ------
     TOTAL DISTRIBUTIONS.........................................       --          --           --         (1.83)       (0.42)
                                                                      ------      ------       ------      ------       ------
CHANGE IN NET ASSET VALUE........................................       2.60       (4.34)       (4.53)       0.62         5.12
                                                                      ------      ------       ------      ------       ------
NET ASSET VALUE, END OF PERIOD...................................     $11.63      $ 9.03       $13.37      $17.90       $17.28
                                                                      ======      ======       ======      ======       ======
Total return.....................................................      28.83%     (32.50)%     (25.28)%     13.75%       45.62%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands).........................    $61,294     $48,149      $68,895     $71,015      $21,857

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(1).........................................       1.15%       1.11%(3)     1.05%(3)    1.05%        1.05%
   Net investment income (loss)..................................      (0.67)%     (0.62)%      (0.52)%     (0.28)%      (0.33)%
Portfolio turnover...............................................         174%       128%         137%         97%         169%

(1) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.16%, 1.14%, 1.10%, 1.19% and 2.04% for the periods ended December 31, 2003, 2002,
    2001, 2000 and 1999, respectively.
(2) Computed using average shares outstanding.
(3) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

                                        Phoenix-Seneca Mid-Cap Growth Series  85

PHOENIX-SENECA STRATEGIC THEME SERIES
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
    Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES
[diamond] The series will invest primarily in common stocks of companies the subadvisor believes to have substantial potential for capital growth by being well positioned to benefit from cultural, demographic, regulatory, social or technological changes worldwide.

[diamond] In determining when and whether to invest in particular industries, the subadvisor will establish strategic investment themes (major changes affecting markets for a prolonged periods of time) and tactical investment themes (focused, short-term).

[diamond] Investment themes shall generally reflect trends which appear likely to drive stocks with similar technologies and products or which embody broad social, economic, political and technological considerations; offer substantial appreciation potential; present a visionary idea or creative solution; and exhibit some independence from economic cycles. The subadvisor may change investment themes once it has determined that an investment theme has become saturated or fully exploited. The subadvisor may pursue one or more investment themes at any time.

[diamond] The subadvisor will seek to identify those companies which, in addition to being considered well positioned to benefit from investment themes identified, also have good financial resources; provide satisfactory return on capital; have enhanced industry position; and have demonstrated superior management skills.

[diamond] Examples of thematic investing would include investing in oil and gas exploration companies during the "energy shortage" years of the late 1970s, owning companies benefiting from the lower inflation trends during the early 1980s, investing in companies acquiring cellular franchises in the late 1980s and technology companies during the 1990s.

[diamond] The series will not invest more than 25% of its assets in any one industry or group of related industries.

[diamond] The subadvisor's portfolio selection method may result in a higher portfolio turnover rate. High portfolio turnover rates may increase costs to the series, may negatively affect fund performance.

PRINCIPAL RISKS
    The series' investments are subject generally to market risk and the risk of selecting underperforming securities and asset classes, which may adversely affect the series and lead to loss of principal.

    To the extent the series invests in a single investment theme or a particular market segment, it may be more vulnerable to adverse economic, political or regulatory developments than would be the case if it invested in a broader spectrum of themes or market segments, or as compared to a broadly diversified portfolio. The successful implementation of a thematic or market segment investment strategy depends on the series' ability to: (i) anticipate emerging-market trends; (ii) exploit such investment opportunities; and (iii) divest such securities at the right time. If the series does not successfully implement this strategy, the series may experience significant losses.

    Other principal risks of investing in the series, which could adversely affect its net asset value, yield, and total return, are:

[diamond] Equity Securities Investment Risk

[diamond] Portfolio Turnover Risk

[diamond] Reduced Diversification Risk

[diamond] Smaller Market Capitalization Risk

[diamond] Thematic or Strategic Investing Risk

    Please see "Description of Principal Risks" for a description of each of these risks.

CALENDAR YEAR ANNUAL TOTAL RETURN
    The following bar chart and table provide some indication of the risks of investing in the series. The bar chart shows changes in the series' performance from year to year over the life of the series.(1) The table shows how the series' average annual returns compare to those of a broad-based securities market index and a more narrowly based benchmark that reflects the market sectors in which the series invests. The series' past performance is not necessarily an indication of how the series will perform in the future.

[GRAPHIC OMITTED]
          CALENDAR YEAR            ANNUAL RETURN (%)
              1997                      17.16
              1998                      44.69
              1999                      54.98
              2000                     -11.46
              2001                     -27.36
              2002                     -34.98
              2003                      37.26

(1) The series' average annual returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the period shown in the chart, the highest return for a quarter was 37.46% (quarter ended December 1998) and the lowest return for a quarter was -31.20% (quarter ended September 2001).

86 Phoenix-Seneca Strategic Theme Series

-------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS                        LIFE OF
 (FOR THE PERIODS ENDED                               THE
 12/31/03) (2)                   1 YEAR    5 YEARS  SERIES(3)
-------------------------------------------------------------

 Phoenix-Seneca Strategic        37.26%    -2.31%     6.64%
 Theme Series

-------------------------------------------------------------

 Russell 1000(R)Growth Index(4)  29.75%    -5.11%     6.86%

-------------------------------------------------------------

 S&P 500(R) Index(5)             28.71%    -0.57%     9.32%
-------------------------------------------------------------

(2) The series' average annual returns in this table do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted.

(3) Since January 29, 1996.

(4) The Russell 1000(R) Growth Index is a market capitalization-weighted index of growth-oriented stocks of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total-return basis with dividends reinvested. The index is not available for direct investment.

(5) The S&P 500(R) Index is an unmanaged, commonly used measure of stock total return performance and is provided for general comparative purposes. The index is not available for direct investment.

SERIES EXPENSES
    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed by the variable insurance contract for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.

ANNUAL SERIES OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM SERIES' ASSETS)

Management Fees                                        0.75%

Distribution and/or Service (12b-1) Fees                None

Other Expenses                                         0.30%
                                                       -----

TOTAL ANNUAL SERIES OPERATING EXPENSES                 1.05%
                                                       =====
EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (not including contract fees or sales charges) would be:

------------------------------------------------------------
                      1 YEAR  3 YEARS  5 YEARS   10 YEARS
------------------------------------------------------------
 Phoenix-Seneca
 Strategic Theme       $107     $335     $582     $1,287
 Series
------------------------------------------------------------

MANAGEMENT OF THE SERIES

THE ADVISOR AND SUBADVISOR
    Phoenix Investment Counsel, Inc. (PIC), is the investment advisor to the series. Seneca Capital Management LLC (Seneca) is the subadvisor to the series and is responsible for its day-to-day portfolio management. You will find more information about PIC and Seneca in the "Management of the Fund" section of this prospectus.

PORTFOLIO MANAGEMENT
    Investment and trading decisions for the series are made by a team of managers and analysts headed by two team leaders, Gail P. Seneca and Richard D. Little. The team leaders are primarily responsible for the day-to-day decisions.

    GAIL P. SENECA is a team leader for the series. Since January 1998, Ms. Seneca also has served as co-manager of Phoenix-Seneca Mid-Cap Growth Series. Ms. Seneca has been the Chief Executive and Investment Officer of Seneca or its predecessor since November 1989.

    RICHARD D. LITTLE is the other team leader for the series. Since January 1998, Mr. Little has served as co-manager of Phoenix-Seneca Mid-Cap Growth Series. Mr. Little has been Director of Equities with Seneca or its predecessor since December 1989.

                                       Phoenix-Seneca Strategic Theme Series  87

FINANCIAL HIGHLIGHTS
    The financial highlights table is intended to help you understand the series' financial performance for the past five years. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees or expenses were imposed, performance would be lower. This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in the Annual Report and by reference in the Statement of Additional Information.

                                                                               YEAR ENDED DECEMBER 31,
                                                                               -----------------------
                                                              2003         2002        2001          2000         1999
                                                              ----         ----        ----          ----         ----
Net asset value, beginning of period....................     $7.13        $10.97      $15.52        $20.21       $15.40
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) ........................     (0.02)(2)     (0.04)(2)   (0.04)(2)     (0.07)(2)      --
   Net realized and unrealized gain (loss)..............      2.68         (3.80)      (4.15)        (2.20)        8.19
                                                             -----        ------      ------        ------       ------
     TOTAL FROM INVESTMENT OPERATIONS...................      2.66         (3.84)      (4.19)        (2.27)        8.19
                                                             -----        ------      ------        ------       ------
LESS DISTRIBUTIONS
   Distributions from net realized gains................       --           --         (0.36)        (2.42)       (2.91)
   Tax return of capital................................       --           --           --            --         (0.47)
                                                             -----        ------      ------        ------       ------
     TOTAL DISTRIBUTIONS................................       --           --         (0.36)        (2.42)      (3.38)
                                                             -----        ------      -------       ------       ------
CHANGE IN NET ASSET VALUE...............................      2.66         (3.84)      (4.55)        (4.69)       4.81
                                                             -----        ------      ------        ------       ------
NET ASSET VALUE, END OF PERIOD..........................     $9.79        $ 7.13      $10.97        $15.52       $20.21
                                                             =====        ======      ======        ======       ======
Total return............................................     37.26%       (34.98)%    (27.36)%      (11.46)%      54.98%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)................   $88,712       $71,464    $140,096      $203,517     $177,351

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses...................................      1.05%(1)     1.00%(1)     0.96%(1)      0.92%       0.97%
   Net investment income (loss).........................     (0.29)%      (0.41)%      (0.30)%       (0.32)%     (0.18)%
Portfolio turnover......................................       101%         128%         162%          118%        150%

(1) The ratio of operating expenses to average net assets excludes the effect of expense offsets from custodian fees; if expense offsets were included, the ratio would not significantly differ.

(2) Computed using average shares outstanding.

88 Phoenix-Seneca Strategic Theme Series

PHOENIX-STATE STREET RESEARCH SMALL-CAP GROWTH SERIES
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
    Long-term capital growth.

PRINCIPAL INVESTMENT STRATEGIES
[diamond] The series will invest primarily in common stocks of growth companies with favorable prospects for capital growth. Under normal market conditions, the series will invest at least 80% of its assets in companies that, at the time of initial purchase by the series, have market capitalizations within the range of companies included in the Russell 2000(R) Growth Index or the S&P SmallCap 600 Index. Because these companies are defined by reference to an index, the market capitalizations of companies in which the series may invest may vary with market conditions. As of December 31, 2003, the market capitalization range for the series equity securities was $13.9 million to $12.3 billion.

[diamond] The series favors stocks of entrepreneurial companies that appear to be reasonably valued. The series uses research to identify potential investments by examining such features as a company's financial condition, business prospects, competitive position and business strategy. The series looks for companies that have good current or prospective earnings and strong management teams.

[diamond] The series' may invest in common and preferred stocks, convertible securities and warrants.

[diamond] The series reserves the right to invest up to 20% of total assets in other securities, such as value or dividend stocks, bonds rated investment-grade at the time of purchase and their unrated equivalents and U.S. government securities.

[diamond] The series may invest in a broad range of foreign securities, including equity, debt and convertible securities and foreign government securities. Issuers may be in established market countries or emerging-market countries.

[diamond] The subadvisor's portfolio selection method may result in a higher portfolio turnover rate. High portfolio turnover rates may increase costs to the series and may negatively affect fund performance.

PRINCIPAL RISKS
    The series' investments are subject generally to market risk and the risk of selecting underperforming securities and asset classes, which may adversely affect the series and lead to loss of principal.

    The principal risks of investing in the series, which could adversely affect its net asset value, and total return, are:

[diamond] Equity Securities Investment Risk

[diamond] Smaller Market Capitalization Risk

[diamond] Growth Investing Risk

[diamond] Foreign Investment Risk
          o  Emerging Market Investment Risk
          o  Foreign Currency Risk

[diamond] IPO Investment Risk

[diamond] Portfolio Turnover Risk

    Please see "Description of Principal Risks" for a description of each of these risks.

CALENDAR YEAR ANNUAL TOTAL RETURN
    The following bar chart and table provide some indication of the risks of investing in the series. The bar chart shows the series' total return performance during its first full calendar year.(1) The table shows how the series' average annual total returns compare to those of a broad-based securities market index and a more narrowly based benchmark that reflects the market sectors in which the series invests. The series' past performance is not necessarily an indication of how the series will perform in the future.

[GRAPHIC OMITTED]
          CALENDAR YEAR            ANNUAL RETURN (%)
              2003                     53.38

(1) The series' annual returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the period shown in the chart, the highest return for a quarter was 27.79% (quarter ended June 2003) and the lowest return for a quarter was -1.80% (quarter ended March 2003).

---------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS                      LIFE OF
  (FOR THE PERIOD ENDED 12/31/03)(2)     1 YEAR   THE SERIES(3)
---------------------------------------------------------------

  Phoenix-State Street Research          53.38%      36.98%
  Small-Cap Growth Series

---------------------------------------------------------------

  Russell 2000(R) Growth Index(4)        48.54%      33.91%

---------------------------------------- ----------------------

  S&P 500(R) Index(5)                    28.71%      18.29%

---------------------------------------------------------------

(2) The series' average annual returns in this table do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted.

(3) Since August 12, 2002.

(4) The Russell 2000(R) Growth Index is a market capitalization-weighted index of growth-oriented stocks of the smallest 2,000 companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total-return basis with dividends reinvested. The index is not available for direct investment.

(5) The S&P 500(R) Index is an unmanaged, commonly used measure of stock market total return performance and is provided for general comparative purposes. The index is not available for direct investment.

SERIES EXPENSES
    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed by the variable insurance contract for which the series is an

                         Phoeix-State Street Research Small-Cap Growth Series 89
investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.

ANNUAL SERIES OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM THE SERIES' ASSETS)

Management Fees                                      0.85%

Distribution and/or Service (12b-1) Fees             None

Other Expenses                                       2.89%
                                                     -----

TOTAL ANNUAL SERIES OPERATING EXPENSES(1)            3.74%
                                                     =====

(1) The series' investment advisor has voluntarily agreed to reimburse the series' expenses other than the management fees to the extent that such expenses exceed 0.15% of the series' average net assets (the "expense cap"). The series operating expenses after reimbursement were 1.00% for the year ended December 31, 2003. The expense cap noted above may be changed or eliminated at any time without notice.

EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (not including contract fees or sales charges) would be:

--------------------------------------------------------------
                         1 YEAR   3 YEARS  5 YEARS  10 YEARS
--------------------------------------------------------------

  Phoenix-State Street
  Research Small-Cap      $376    $1,143   $1,929    $3,983
  Growth Series

--------------------------------------------------------------


Note: your actual expenses would be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the reimbursement of expenses over certain levels by the series' investment advisor. Refer to the section "Management of the Fund" for information about expense reimbursement.


MANAGEMENT OF THE SERIES

THE ADVISOR AND SUBADVISOR
    Phoenix Variable Advisors, Inc. (PVA), is the investment advisor to the series. State Street Research & Management Company (State Street Research) is the subadvisor to the series and is responsible for its day-to-day portfolio management. You will find more information about PVA and State Street Research in the "Management of the Fund" section of this prospectus.

PORTFOLIO MANAGEMENT
    TUCKER WALSH is the lead portfolio manager of the series and Andrew Morey is a portfolio manager of the series. Mr. Walsh has been responsible for the day-to-day management of the series as the portfolio manager since its inception. Mr. Walsh, a managing director of State Street Research, joined the firm in 1997. Mr. Morey has assisted with the management of the series since its inception and became a portfolio manager of the fund in May 2003. Mr. Morey, a senior vice president, joined State Street Research in 1995.

90 Phoeix-State Street Research Small-Cap Growth Series

FINANCIAL HIGHLIGHTS
    The financial highlights table is intended to help you understand the series' financial performance for the period of the series' operations. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees or expenses were imposed, performance would be lower. This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in the Annual Report and by reference in the Statement of Additional Information.

                                                                                                  FROM
                                                                                               INCEPTION
                                                                                 YEAR ENDED    8/12/02 TO
                                                                                  12/31/03      12/31/02
                                                                                  --------      --------
Net asset value, beginning of period...........................................    $10.08       $10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) ...............................................     (0.10)(5)    (0.02)(5)
   Net realized and unrealized gain (loss) ....................................      5.49         0.10
                                                                                   ------       ------
     TOTAL FROM INVESTMENT OPERATIONS..........................................      5.39         0.08
                                                                                   ------       ------
LESS DISTRIBUTIONS
   Distributions from net realized gains.......................................     (0.83)        --
                                                                                   -------      ------
     TOTAL DISTRIBUTIONS.......................................................     (0.83)        --
                                                                                   -------      ------
CHANGE IN NET ASSET VALUE......................................................      4.56         0.08
                                                                                   ------       ------
NET ASSET VALUE, END OF PERIOD.................................................    $14.64       $10.08
                                                                                   ======       ======
Total return...................................................................     53.38%        0.85%(3)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands) ......................................   $13,026      $1,972

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(1) ......................................................      1.00%(4)    1.00%(2,4)
   Net investment income (loss) ...............................................     (0.75)%     (0.62)%(2)
Portfolio turnover.............................................................       180%         62%(3)

(1) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 3.49% and 9.33% for the periods ended December 31, 2003 and 2002, respectively.
(2) Annualized.
(3) Not annualized.
(4) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(5) Computed using average shares outstanding.

                        Phoeix-State Street Research Small-Cap Growth Series  91

MORE ABOUT INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
    Information about each series' investment strategies and practices appears at the beginning of the prospectus. The information below describes additional investment strategies and practices that some or all of the series use, arranged in alphabetical order.

    Where all series may engage in the strategy, this is indicated next to the caption. Where a small number of series use the strategy, these series are identified. Where many but not all of the series use this strategy, you should refer to individual series descriptions to see if a particular series uses the strategy.

    Further descriptions of these investment strategies and practices can be found in the Statement of Additional Information.

CONVERTIBLE SECURITIES
    Some of the series may invest in convertible securities. A convertible security is a security that may be converted into or exchanged for common stock These securities are further described in "Description of Principal Risks" under the caption "Convertible Securities Investment Risk."

DERIVATIVES
    All of the series may, but need not, enter into derivative transactions (contracts whose value is derived from the value of an underlying asset, index, or rate), such as futures and options on securities, securities indexes, other financial instruments or currencies, options on these futures, forward contracts, and swaps, to hedge against the economic impact of adverse changes in the market value of portfolio securities, because of changes in securities market prices, interest rates or currencies. The series may also use derivatives as part of their overall investment technique to gain or lessen exposure to various securities, markets and currencies. Some of the series may also use derivative transactions for certain nonhedging purposes, such as seeking to enhance returns.

    Unless stated otherwise in the description of the series, each series engages in derivatives transactions primarily for hedging purposes.

    Each of the series may invest up to an aggregate of 5% of its total assets in exchange-traded or over-the-counter call and put options on securities, securities indices and foreign currencies.

    With respect to each series, immediately after entering into a futures contract for the receipt or delivery of a security, the value of the securities called for by all of that series' futures contracts (both for receipts and delivery) will not exceed 10% of its total assets.

    The Phoenix-Goodwin Money Market Series will not invest in derivatives.

EMERGING MARKET INVESTING
    Some series may invest in emerging markets. Investments in less-developed countries whose markets are still emerging generally present risks in greater degree than those presented by investments in foreign issuers based in countries with developed securities markets and more advanced regulatory systems. Prior governmental approval may be required in some developing countries for the release of investment income, capital and sale proceeds to foreign investors, and some developing countries may limit the extent of foreign investment in domestic companies.

EQUITY EQUIVALENT INVESTMENTS
    The Phoenix-Northern Dow 30 Series and the Phoenix-Northern Nasdaq-100 Index(R) Series may invest in Equity Equivalents. Equity equivalents include stock index futures contracts and publicly traded index securities. Stock index futures contracts are agreements whereby two parties agree to take or make delivery of an amount of cash based on the value of an index on a specified future date. Investment in index futures contracts allows an investor to participate in the performance of the index without the costs of buying the stocks comprising the index. Equity Equivalents may be used for several purposes: (i) to simulate full investment in the underlying index while retaining a cash balance for fund management purposes; (ii) to facilitate trading; (iii) to reduce transaction costs; or (iv) to seek higher investment returns where an Equity Equivalent is priced more attractively than securities in the index.

ILLIQUID SECURITIES
    All of the series may invest up to 15% of their assets in illiquid securities. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Securities owned by the series that are not liquid may be difficult to sell because there may be no active markets for resale and fewer potential buyers. This can make illiquid investments more likely than other types of investments to lose value. In extreme cases it may be impossible to resell them and they can become almost worthless to the series.

    The Phoenix-Goodwin Money Market Series will not invest in illiquid securities.

INVESTMENTS IN EXCHANGE TRADED FUNDS AND OTHER INVESTMENT COMPANIES (ALL SERIES)
    Each of the series may invest in securities of other investment companies, including shares of closed-end investment companies, unit investment trusts, and open-end investment companies. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously

92 The Phoenix Edge Series Fund
offered at net asset value, but may also be traded in the secondary market.

    The Phoenix-Aberdeen International Series may invest in other investment companies to take advantage of investment opportunities in certain countries where the series otherwise would not be able to invest or where the size of a series investment in a particular country would be too small.

    Each of the series may also acquire exchange-traded funds or similar securities in order to achieve market or industry exposure pending direct investments in equity securities. Any exchange-traded fund is a pooled investment vehicle that invests in the securities of other issuers.

JUNK BONDS
    Many of the series may invest in high-yield, high-risk securities, which are often referred to as "junk-bonds." Junk bonds are securities rated below investment grade by the primary rating agencies such as Standard & Poor's and Moody's. These bonds are further described in "Description of Principal Risks" under the caption "Junk Bond Investment Risk."

LEVERAGING (BORROWING) (ALL SERIES)
    The advisor or subadvisor may borrow funds to make additional investments expecting that those investments will increase in value sufficient to cover borrowing costs and produce additional gain for the series. If those investments decrease in value or do not increase in value sufficient to cover borrowing costs, the series will suffer greater losses than would take place if no borrowing took place. In a declining market a series may have to sell securities under poor market conditions to maintain the required ratio of net assets to debt.

    When a series borrows money or otherwise leverages its portfolio, the value of an investment in that series will be more volatile and all other risks will tend to be compounded. If the series borrows money to make additional investments it must pay interest on the borrowed funds. The interest paid will decrease the series' net investment income.

MORTGAGE-BACKED SECURITIES
    Mortgage-backed securities represent interest in pools of mortgages. The mortgages that comprise a pool normally have similar interest rates, maturities and other terms. Mortgages may have fixed or adjustable interest rates. Interests in pools of adjustable rate mortgages are known as ARMs.

    Mortgage-backed securities come in a variety of forms. Many have extremely complicated terms. The simplest form of mortgage-backed securities are pass-though certificates. An issuer of pass-through certificates gathers monthly payments from an underlying pool of mortgages. Then, the issuer deducts its fees and expenses and passes the balance of the payments onto the certificate holders once a month. Holders of pass-through certificates receive a pro rata share of all payments and pre-payments from the underlying mortgages. As a result, the holders assume all the prepayment risks of the underlying mortgages.

REPURCHASE AGREEMENTS (ALL SERIES)
    All of the series may invest in repurchase agreements. A repurchase agreement is a transaction where a series buys a security from a seller and the seller agrees to buy that same security back at an agreed upon date and price. Repurchase Agreements are further described in "Description of Principal Risks" under the caption "Repurchase Agreement Investment Risk."

SECURITIES LENDING (ALL SERIES)
    The series may lend portfolio securities to brokers, dealers and financial institutions to increase investment return. When a series lends portfolio securities it runs the risk that the borrower will be unable or unwilling to return the securities and the agreed fee or premium, and the series can suffer losses. The value of the collateral taken as security for the securities loaned may decline in value or may be difficult to convert to cash in the event that the series must rely on the collateral to recover the value of its securities. In these circumstances the series will suffer losses.

TEMPORARY DEFENSIVE INVESTMENTS (ALL SERIES)
    In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, each series may temporarily hold all or a portion of its assets in cash (U.S. dollars, foreign currencies or multi-national currency units), money market instruments, shares of affiliated money market funds, or high-quality debt instruments. As a result, the series may not achieve its investment objective.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS (ALL SERIES)
    Debt securities are often issued on a when-issued basis. The price (or yield) of such securities is fixed at the time a commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. During the period between purchase and settlement, no payment is made by the series and no interest accrues to the series. The market value of the when-issued securities on the settlement date may be more or less than the purchase price payable at settlement date. Similarly, a series may commit to purchase a security at a future date at a price determined at the time of the commitment. The same procedures for when-issued securities will be followed.

DESCRIPTION OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
    The principal risks applicable to each series are listed in the individual series description at the beginning of the prospectus. The following is a description of each principal risk, listed in alphabetical order for easy reference. Please review the principal risks listed for each series at the beginning of the prospectus, and refer to the applicable descriptions below. Some of these risks apply to all of the series, as indicated. Other risks apply only to one or some of the series.

                                                The Phoenix Edge Series Fund  93

ASSET CLASS RISK (ALL SERIES)
    There is a possibility that the returns from the types of securities in which a series invests will underperform returns from the various general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets or other asset classes.

CASH INVESTMENT RISK (ALL SERIES)
    When the advisor or subadvisor believes that market conditions are unfavorable for profitable investing, or is otherwise unable to locate attractive investment opportunities, the series' cash or similar investments may increase. In other words, the series may not always stay fully invested in stocks and bonds. When the series' investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the series remained more fully invested in stocks or bonds.

CONVERTIBLE SECURITIES INVESTMENT RISK
    Some of the series may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the issuer at a predetermined time(s), price(s) or price formula(s). A convertible security entitles the owner to receive interest paid or accrued on a debt security or dividends paid on preferred stock until the security matures or is converted to common stock. Convertible securities have several unique investment characteristics, such as: (i) yields higher than common stocks but lower than comparable nonconvertible securities; (ii) typically less fluctuation in value than the "underlying" common stock, that is, the common stock that the investor receives if he or she converts; and (iii) the potential for capital appreciation if the market price of the underlying common stock increases.

    Convertible securities may be subject to redemption at the option of the issuer. If a security is called for redemption, the series may have to redeem the security, convert it into common stock or sell it to a third party at a price and time that is not beneficial for the series.

DERIVATIVE INVESTMENT RISK
    The series may use various instruments that derive their values from those of specific securities, indexes, currencies or other points of reference for both hedging and non-hedging purposes. Derivatives include, but are not limited to, futures, options, forward contracts, swaps, and structured notes. These derivatives, including those used to manage risk, are themselves subject to risks of the different markets in which they trade and, therefore, may not serve their intended purpose.

    These investments may not protect the series from losses, they may decrease overall return, and they could, in unusual circumstances, expose the series to losses that could be unlimited. A series' performance may be worse than if it did not make such investments.

    If the prices for derivatives and prices in the cash market do not correlate as expected or if expectations about interest rate, exchange rate or general market movements are incorrect, a series' returns may not be as high as they would be if it did not invest in these securities. There is also a risk that the market for reselling derivatives may be limited or nonexistent. A series could incur unlimited losses if it cannot liquidate its derivatives investments. Decisions about the nature and timing of derivative transactions may result in losses when other investors' decisions about the same derivatives result in gains. In addition, some derivatives are subject to the risk that the counterparty to such transaction may not perform as expected.

EQUITY SECURITIES INVESTMENT RISK
    In general, prices of equity securities are more volatile than those of fixed-income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular issuers (news about the success or failure of a new product, for example). Some of the series may invest in Initial Public Offerings (IPOs), which typically have less available public information. Investment returns from IPOs may be highly volatile, may be subject to varying patterns of trading volume and these securities may, at times, be difficult to sell. In addition, from time to time, a series may purchase IPOs and then immediately sell them. This practice will increase portfolio turnover rates and may increase costs to the series, affecting series performance.

FIXED INCOME SECURITIES INVESTMENT RISK
    Some of the series may invest in fixed-income securities. The risks associated with investments in fixed-income securities include interest rate risk and credit risk.

    INTEREST RATE RISK The value of fixed-income securities will be directly affected by trends in interest rates. For example, in times of rising interest rates, the value of these type of securities tends to decrease. When interest rates fall, the value of these securities tends to rise. Interest rate changes have a greater effect on the price of fixed-income securities with longer durations.

    CREDIT RISK If the issuer of a portfolio security is unable or unwilling to make timely interest or other income payments to the series, the series' income available for distribution to shareholders and the series' yield may decrease. Credit risk for debt obligations generally increases as the credit rating declines. Thus, when the credit rating declines, there is an increased chance the issuer may not be able to make principal and interest payments on time.

FOREIGN INVESTMENT RISK
    Some of the series may invest in foreign securities. Foreign investments could be more difficult to sell than U.S. investments. They also may subject a series to risks different from investing in domestic securities. Investments in foreign securities involve difficulties in receiving or interpreting

94  The Phoenix Edge Series Fund
financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders. In addition, investment in emerging-market countries presents risks in greater degree than those presented by investment in foreign issuers in countries with developed securities markets and more advanced regulatory systems.

    Some foreign securities are issued by companies organized outside the United States and are traded only or primarily in trading markets outside the United States. These foreign securities can be subject to most, if not all, of the risks of foreign investing. Some foreign securities are issued by companies organized outside the United States but are traded in U.S. securities markets and are denominated in U.S. dollars. For example, American Depositary Receipts and shares of some large foreign-based companies are traded on principal U.S. exchanges. Other securities are not traded in the United States but are denominated in U.S. dollars. These securities are not subject to all the risks of foreign investing. For example, foreign trading market or currency risks will not apply to dollar-denominated securities traded in U.S. securities markets.

EMERGING MARKET INVESTMENT RISK
    Some of the series may invest in companies located in emerging-market countries and regions. Investment in less-developed countries whose markets are still emerging generally presents risks in greater degree than those presented by investment in foreign issuers based in countries with developed securities markets and more advanced regulatory systems. Prior governmental approval of foreign investments may be required under certain circumstances in some developing countries, and the extent of foreign investment in domestic companies may be subject to limitation in other developing countries. The charters of individual companies in developing countries may impose limitations on foreign ownership to prevent, among other concerns, violation of foreign investment limitations.

    The economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been (and may continue to be) adversely affected by economic conditions in these countries.

FOREIGN CURRENCY RISK
    Some of the series may invest assets in securities denominated in foreign currencies. Changes in foreign exchange rates will affect the value of those securities denominated or quoted in currencies other than the U.S. dollar. The forces of supply and demand in the foreign exchange markets determine exchange rates and these forces are in turn affected by a range of economic, political, financial, governmental and other factors. Exchange rate fluctuations can affect the series' net asset value (share price) and dividends either positively or negatively depending upon whether foreign currencies are appreciating or depreciating in value relative to the U.S. dollar. Exchange rates fluctuate over both the short and long terms. In addition, when certain foreign countries experience economic difficulties, there is an increased risk that the foreign government may impose restrictions on the free exchange of its currency.

GOVERNMENT SECURITIES INVESTMENT RISK
    Obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities only guarantee or insure principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of series shares will increase. In addition, not all U.S. Government securities are backed by the full faith and credit of the United States. These securities are also subject to interest rate risk. See "Fixed Income Securities Investment Risk".

GROWTH STOCK INVESTMENT RISK
    Some of the series invest in growth stocks. Because growth stocks typically make little or no dividend payments to shareholders, investment return is based on a stock's capital appreciation, making return more dependent on market increases and decreases. Growth stocks are therefore more volatile than non-growth stocks to market changes, tending to rise faster when markets rise and drop more sharply when markets fall.

INDEX INVESTMENT RISK
    If you invest in a series that attempts to track an index, you could lose money on your investment in the series, or the series could under-perform other investments, if the value of the index goes down. Unlike other funds that do not attempt to track an index, the series may not use certain techniques to reduce the risk of loss. For example, the series generally will not keep any significant portion of its assets in cash. As a result, the series may go down in value more than an actively managed fund in the event of a general market decline. In addition, because the series has expenses whereas the index does not, the series' performance will tend to under-perform the performance of the index.

INTEREST RATE RISK (FOR INCOME-PRODUCING EQUITY SECURITIES)
    Income producing equity securities may react like fixed-income securities to changes in interest rates. Thus, when interest rates rise, the prices of income-producing equity securities may fall. Conversely, a decrease in interest rates may cause these securities to increase in value.

INVESTMENT COMPANY INVESTMENT RISK
    The series may invest in other investment companies. Assets invested in other investment companies incur a layering of expenses including operating costs, advisory fees and administrative fees that you, as a shareholder in the series, indirectly bear.

                                                The Phoenix Edge Series Fund  95

JUNK BOND INVESTMENT RISK
    High-yield, high-risk securities (so called "junk-bonds") are securities rated below investment grade by the primary rating agencies such as Standard & Poor's and Moody's. Below-investment grade securities present a greater risk that the issuer will not be able to make interest or principal payments on time. If this happens, the series would lose income and could expect a decline in the market value of the securities. Issuers of high-yield securities may not be as strong financially as those issuing bonds with higher credit ratings, and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. Analysis of the creditworthiness of issuers of below investment grade securities may be more complex than for higher grade securities, making it more difficult to accurately predict risk. The junk-bond market can experience sudden and sharp price swings.

LARGER MARKET CAPITALIZATION RISK
    Companies with large capitalizations go in and out of favor based on market and economic conditions. Larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, a series' value may not rise as much as the value of series that emphasize companies with smaller market capitalizations.

MARKET RISK (ALL SERIES)
    The value of your shares is based on the market value of the series' investments. However, the value of the series' investments that support your share value can decrease as well as increase. If between the time you purchase shares and the time you sell shares the value of the series' investments decreases, you will lose money. If your financial circumstances are likely to require you to sell your shares at any particular time, rather than holding them indefinitely, you run the risk that your sale of shares will occur when share values have declined.

    The value of the series' investments can decrease for a number of reasons. For example, changing economic conditions may cause a decline in the value of many or most investments. Particular industries can face poor market conditions for their products or services so that companies engaged in those businesses do not perform as well as companies in other industries. Interest rate changes may improve prospects for certain types of businesses and they may worsen prospects for others. Share values also can decline if the specific companies selected for fund investment fail to perform as expected, regardless of general economic trends, industry trends, interest rates and other economic factors. When companies owned by the series encounter negative conditions they may be unable to continue to pay dividends or interest at expected levels.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES INVESTMENT RISK
    Some of the series may invest in mortgage-backed and other asset-backed securities. It is difficult to predict cash flows from these securities. Payments of principal and interest on underlying mortgages may be allocated among classes in a variety of ways, and the inability to determine specific amounts and timing of prepayments of the underlying loans make it difficult to accurately predict cash flow. The variability of prepayments will tend to limit price gains when interest rates drop and exaggerate price declines when interest rates rise. In the event of high prepayments, the series may be required to invest these proceeds at a lower interest rate, causing the series to earn less than if the prepayments had not occurred. Generally, prepayments will increase during a period of falling interest rates.

NON-DIVERSIFICATION RISK
    A series that is "non-diversified" under the federal securities laws may invest in securities of a limited number of issuers. To the extent that the series is in fact not well diversified, it may be more vulnerable to adverse economic, political or regulatory developments affecting a single issuer than would be the case if it were more broadly diversified.

OVER-THE-COUNTER RISK
    Over-the-counter (OTC) transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the series may experience difficulty in buying and selling these stocks at prevailing market prices.

PORTFOLIO TURNOVER RISK
    A series may, consistent with its investment policies, purchase and sell securities without regard to the effect on portfolio turnover. High portfolio turnover (e.g. over 100%) involves correspondingly greater expenses to the series, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the series' performance. High portfolio turnover may also result in taxable gains to shareholders.

REIT INVESTMENT RISK
    Some series may invest in Real Estate Investment Trusts (REITs). REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans. Generally, REITs can be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs also can realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.

    Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate

96 The Phoenix Edge Series Fund
industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent on the quality of management skills, are not diversified, and are subject to the risks of financing projects.

    If a series invests in new or unseasoned REIT issuers, it may be difficult or impossible for the series to ascertain the value of the REIT's underlying assets, management capabilities and growth prospects. REITs whose underlying assets include long-term health care projects, such as nursing, retirement and assisted living homes may be affected by federal regulations concerning the health care industry.

    REITs (especially mortgage REITs) are subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations usually rises. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. On the other hand, since interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investment in such loans will gradually align themselves to current market interest rates. The value of such investments fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

    In addition, investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be more subject to abrupt or erratic price movements than larger capitalization stocks included in the S&P 500 Index.

REDUCED DIVERSIFICATION RISK
    Some of the series invest in securities of a limited number of companies, which makes them more sensitive to changes in the market value of a single issuer or industry in the series' portfolios. To the extent that a series is in fact not well diversified, it may be more vulnerable to adverse economic, political or regulatory developments affecting a single issuer than would be the case if it were more broadly diversified. The net asset value of the series may fluctuate substantially. The series may not be appropriate for short-term investors.

REPURCHASE AGREEMENT INVESTMENT RISK (ALL SERIES)
    The series may invest in repurchase agreements. A repurchase agreement is a transaction where the series buys a security from a seller and the seller agrees to buy that same security back at an agreed upon date and price. If a seller of a repurchase agreement defaults and does not repurchase the underlying securities, the series may incur a loss if the value of the underlying securities declines. Disposition costs may be incurred in connection with liquidating the underlying securities. If the seller enters into bankruptcy, the series may never receive the purchase price or it may be delayed or limited.

SECURITIES SELECTION RISK (ALL SERIES)
    There is the possibility that the specific securities held by the series will underperform other funds in the same asset class or benchmark that is representative of the general performance of the asset class because of the advisor's or subadvisor's choice of portfolio securities.

SMALLER MARKET CAPITALIZATION RISK
    Some of the series invest in companies with small and medium capitalizations, which make the series more volatile than funds that invest in companies with larger capitalizations. The smaller companies may be affected to a greater extent than larger companies by changes in general economic conditions and conditions in particular industries. Smaller companies also may be relatively new and not have the same operating history and "track record" as larger companies. This could make future performance of smaller companies more difficult to predict. Companies with small capitalization are often companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant positive or negative effect on small capitalization companies and their stock performance. Given the limited operating history and rapidly changing fundamental prospects, investment returns from smaller capitalization companies can be highly volatile. Smaller companies may find their ability to raise capital impaired by their size or lack of operating history. Product lines are often less diversified and subject to competitive threats. Smaller capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.

SPECIAL SITUATIONS RISK
    The Phoenix-Engemann Capital Growth Series may invest in special situations. Special situations are created by developments, such as liquidations, reorganizations, technological breakthroughs and new management, that apply solely to a particular company. Special situations may involve greater risks than ordinary investment securities. The companies involved often are smaller, unseasoned companies and the securities may not perform as the subadvisor expects. Analysis of special situations is more complex than for ordinary investments, making it more difficult for the subadvisor to accurately predict risk and return.

UNRATED SECURITIES INVESTMENT RISK
    Some fixed-income securities may be unrated. Analysis of unrated securities is more complex, making it more difficult to accurately predict risk. Unrated securities may not have as broad a market as rated securities, making them more difficult to sell. This could cause the security to lose value.

VALUE INVESTING RISK
    The value approach to investing involves the risk that the value of the security will not be recognized for an unexpectedly long period of time, and that the security is not undervalued but is appropriately priced due to fundamental problems not yet apparent.

                                                The Phoenix Edge Series Fund  97

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

THE ADVISORS
    The Fund has retained three investment advisors to manage the investment programs of its series.

PHOENIX INVESTMENT COUNSEL, INC.
    Phoenix Investment Counsel, Inc. (PIC), is the investment advisor to the following series:

[diamond] Phoenix-Aberdeen International
[diamond] Phoenix-Engemann Capital Growth
[diamond] Phoenix-Engemann Small & Mid-Cap Growth
[diamond] Phoenix-Goodwin Money Market
[diamond] Phoenix-Goodwin Multi-Sector Fixed Income
[diamond] Phoenix-Goodwin Multi-Sector Short Term Bond
[diamond] Phoenix-Kayne Rising Dividends
[diamond] Phoenix-Kayne Small-Cap Quality Value
[diamond] Phoenix-Oakhurst Growth and Income
[diamond] Phoenix-Oakhurst Strategic Allocation
[diamond] Phoenix-Seneca Mid-Cap Growth
[diamond] Phoenix-Seneca Strategic Theme
[diamond] Phoenix-Oakhurst Value Equity

    Pursuant to the Investment Advisory Agreements with these series and subject to the direction of the Fund's Board of Trustees, PIC is responsible for managing these series' investment programs in conformity with the stated policies of each series as described in this prospectus. PIC, with the approval of the Fund's Board of Trustees, may select and employ subadvisors to perform the day-to-day management of the series. The subadvisors, subject to the supervision of PIC, are responsible for deciding which securities to purchase and sell for their respective series and for placing those series' transactions. PIC monitors the subadvisors' investment programs and results and coordinates the investment activities of the subadvisors. PIC is responsible for the direct, day-to-day management of the following series:

[diamond] Phoenix-Goodwin Money Market
[diamond] Phoenix-Goodwin Multi-Sector Fixed Income
[diamond] Phoenix-Goodwin Multi-Sector Short Term Bond
[diamond] Phoenix-Oakhurst Growth and Income
[diamond] Phoenix-Oakhurst Strategic Allocation
[diamond] Phoenix-Oakhurst Value Equity

    PIC has retained subadvisors to perform the day-to-day management for the other series.

    PIC has acted as an investment advisor for over sixty years. PIC acts as investment advisor and subadvisor for other mutual funds and to institutional clients. As of December 31, 2003, PIC had $25.8 billion in assets under management. PIC is located at 56 Prospect Street, Hartford, Connecticut 06115.

PHOENIX VARIABLE ADVISORS, INC.
    Phoenix Variable Advisors, Inc. (PVA), is the investment advisor to following series:

[diamond] Phoenix-AIM Mid-Cap Equity
[diamond] Phoenix-Alliance/Bernstein Enhanced Index
[diamond] Phoenix-Alliance/Bernstein Growth + Value
[diamond] Phoenix-Lazard International Equity Select
[diamond] Phoenix-Lazard Small-Cap Value
[diamond] Phoenix-Lazard U.S. Multi-Cap
[diamond] Phoenix-Lord Abbett Bond-Debenture
[diamond] Phoenix-Lord Abbett Large-Cap Value
[diamond] Phoenix-Lord Abbett Mid-Cap Value
[diamond] Phoenix-MFS Investors Growth Stock
[diamond] Phoenix-MFS Investors Trust
[diamond] Phoenix-MFS Value
[diamond] Phoenix-Northern Dow 30
[diamond] Phoenix-Northern Nasdaq-100 Index(R)
[diamond] Phoenix-Sanford Bernstein Global Value
[diamond] Phoenix-Sanford Bernstein Mid-Cap Value
[diamond] Phoenix-Sanford Bernstein Small-Cap Value
[diamond] Phoenix-State Street Research Small-Cap Growth

    Pursuant to the Investment Advisory Agreements with each series and subject to the direction of the Fund's Board of Trustees, PVA is responsible for managing these series' investment programs in conformity with the stated policies of each series as described in this prospectus. PVA, with the approval of the Fund's Board of Trustees, has selected and employed unaffiliated subadvisors to perform the day-to-day management of the series. The subadvisors, subject to the supervision of PVA, are responsible for deciding which securities to purchase and sell for their respective series and for placing those series' transactions.

    PVA serves as a manager of managers of these subadvisors. In this capacity, PVA (i) sets the series' overall investment strategies; (ii) evaluates, selects, and recommends to the Board subadvisors needed to manage all or part of the assets within the series; (iii) monitors and evaluates the subadvisors' investment programs and results as well as the performance of subadvisors relative to the applicable benchmark indexes; and (iv) reviews the series' compliance with their investment objectives, policies and restrictions.

    The Fund and PVA have received an exemptive order of the SEC granting exemptions from certain provisions of the Investment Company Act of 1940, as amended, pursuant to which PVA will, subject to supervision and approval of the Fund's Board of Trustees, be permitted to enter into and materially amend subadvisory agreements without such agreements being approved by the shareholders of the applicable Accounts of the Fund. The Fund and PVA will therefore have the right to hire, terminate, or replace subadvisors without shareholder approval, including, without limitation, the replacement or reinstatement of any subadvisor with respect to which a subadvisory agreement has automatically terminated as a result of an assignment. PVA will continue to have the ultimate responsibility to oversee the subadvisors and recommend their hiring, termination, and replacement.

    PVA began operations as an investment advisor in 1999, the same year it began serving as an investment advisor to the Fund. PVA was established to serve as manager of managers for those series of the Fund with unaffiliated subadvisors. This remains PVA's sole business activity. As of December 31, 2003, PVA had $626 million in assets under management.

98  The Phoenix Edge Series Fund

PVA is located at One American Row, Hartford, Connecticut 06102-5056.

DUFF & PHELPS INVESTMENT MANAGEMENT CO.
    Duff & Phelps Investment Management Co. (DPIM) is the investment advisor to the Phoenix-Duff & Phelps Real Estate Securities Series. Pursuant to the Investment Advisory Agreement with the series and subject to the direction of the Fund's Board of Trustees, DPIM is responsible for managing the series' investment program and the day-to-day management of the series' portfolio. DPIM manages the series' assets to conform with the investment policies as described in this prospectus.



    DPIM also serves as investment advisor for other funds. DPIM had approximately $5.1 billion in assets under management as of December 31, 2003. DPIM is located at 55 East Monroe Street, Suite 3600, Chicago, Illinois 60603.


THE SUBADVISORS
    The advisors have retained the following subadvisors to perform the day-to-day management of their respective series. The subadvisors, subject to the supervision of the advisors, are generally responsible for deciding which securities to purchase and sell for their respective series, placing those series' transactions, and providing related advisory services.

ABERDEEN FUND MANAGERS, INC.
    Aberdeen Fund Managers, Inc. (Aberdeen), is the subadvisor to the Phoenix-Aberdeen International Series. Aberdeen is a subadvisor to other funds. Aberdeen Asset Management PLC was founded in 1983 and through subsidiaries operating from offices in Aberdeen, Scotland; London; Singapore; and Fort Lauderdale, Florida, provides investment management services to unit and investment trusts, segregated pension funds and other institutional and private portfolios. As of December 31, 2003, Aberdeen Asset Management PLC, and its advisory subsidiaries, had approximately $41.3 billion in assets under management. Aberdeen Asset Management PLC's principal offices are located at One Bow Churchyard, Cheapside, London EC4M 9HH. Aberdeen is located at 300 S.E. 2nd Street, Suite 820, Fort Lauderdale, Florida 33301.

A I M CAPITAL MANAGEMENT, INC.
    A I M Capital Management, Inc. (A I M), is the subadvisor to the Phoenix-A I M Mid-Cap Equity Series. A I M is an indirect, wholly owned subsidiary of AIM Management Group Inc. A I M Management Group Inc. advises over 200 mutual funds and separate accounts with a total of approximately $149 billion in assets as of December 31, 2003. AIM's principal offices are located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046.

    LITIGATION SUMMARY:
    A I M Capital Management, Inc. is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("INVESCO") was, until recently, the investment advisor to the INVESCO Funds.

    On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against INVESCO and Raymond R. Cunningham, in his capacity as the chief executive officer of INVESCO. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against INVESCO.

    The SEC proceeding, filed in the United States District Court for the District of Colorado [Civil Action No. 03-N-2421 (PAC)], alleges that INVESCO failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that INVESCO had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC alleges violations of
Section 17(a) of the Securities Act of 1933, Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 under that Act, Section 206(1) and 206(2) of the Investment Advisers act of 1940, and Sections 34(b) and 36(a) of the Investment Company Act of 1940. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

    The NYAG proceeding, filed in the Supreme Court of the State of New York (New York County), is also based on the circumstances described above. The NYAG proceeding alleges violation of Article 23-A (the "Martin Act") and Section 349 of the General Business Law of the State of New York and Section 63(12) of the State of New York's Executive Law. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief.

    The Colorado proceeding, filed in the Colorado District Court, in the City and County of Denver, Colorado, is also based on the circumstances described above. The Colorado proceeding alleges violations of Section 6-1-105(1) of the Colorado Consumer Protection Act. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief; civil monetary penalties; and other relief.

    In addition to the complaints described above, multiple lawsuits, including class action and shareholder derivative suits, have been filed against certain INVESCO Funds, AIM Funds, INVESCO, AMVESCAP and certain related parties, primarily based upon the allegations in the complaints described above.

    Finally, A I M Capital Management, Inc. and/or its affiliated organizations are involved in legal proceedings relating to (i) allegations of late trading;
(ii) marketing and distribution fees; (iii) fair value pricing; (iv) purchase of commercial papers; and, (v) employment matters.

                                                The Phoenix Edge Series Fund  99

ALLIANCE CAPITAL MANAGEMENT L.P.
    Alliance Capital Management L.P. (Alliance) serves as subadvisor for the Phoenix-Alliance/Bernstein Enhanced Index and Phoenix-Alliance/Bernstein Growth + Value Series. Alliance, through its Bernstein Investment Research and Management Unit (Bernstein), serves as the subadvisor to the Phoenix-Sanford Bernstein Global Value Series, the Phoenix-Sanford Bernstein Mid-Cap Value Series, and the Phoenix-Sanford Bernstein Small-Cap Value Series. Alliance is a leading investment advisor supervising client accounts with assets as of December 31, 2003 totaling approximately $474.7 billion. Bernstein services the former investment research and management business of Sanford C. Bernstein & Co., Inc., a registered investment advisor and broker/dealer acquired by Alliance in October 2000, that managed value-oriented investment portfolios since 1967. Alliance is located at 1345 Avenue of the Americas, New York, New York 10105.

    As was publicly reported, the Office of the New York State Attorney General ("NYAG") and the United States Securities and Exchange Commission ("SEC"), are investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Like many other institutions, Alliance was contacted by the SEC and the NYAG to provide information in connection with the ongoing investigations pertaining to market timing and late trading. In addition, we undertook an internal review to make sure all of our employees have followed and will continue to follow the law and our policies and procedures, all of which are designed to safeguard the assets of our clients.

    On December 18, 2003, we confirmed that we had reached terms with the New York State Attorney General ("NYAG") and the Staff of the Securities and Exchange Commission ("SEC") for the resolution of regulatory claims with respect to market timing in some of its mutual funds. The agreement with the SEC is reflected in an Order of the Commission. The agreement with the NYAG is subject to final, definitive documentation.

ENGEMANN ASSET MANAGEMENT
    Engemann Asset Management (Engemann), is the subadvisor to the Phoenix-Engemann Capital Growth Series and the Phoenix-Engemann Small & Mid-Cap Growth Series. Engemann has been engaged in the investment management business since 1969, and provides investment counseling services to retirement plans, colleges, corporations, trusts and individuals. Engemann also serves as investment advisor to the Phoenix-Engemann Funds. As of December 31, 2003, Engemann had approximately $4.4 billion in assets under management. Engemann's principal place of business is located at 600 North Rosemead Blvd., Pasadena, California 91107-2101.

KAYNE ANDERSON RUDNICK INVESTMENT MANAGEMENT, LLC
    Kayne Anderson Rudnick Investment Management, LLC (Kayne) is the subadvisor to the Phoenix-Kayne Rising Dividends and Phoenix-Kayne Small-Cap Quality Value Series. Kayne has been engaged in the investment management business since 1984 and provides investment services to retirement plans, corporations, foundations, endowments, insurance companies, and the accounts of other institutional and private investors. As of December 31, 2003, Kayne had approximately $10.3 billion in assets under management. Kayne's principal place of business is located at 1800 Avenue of the Stars, Second Floor, Los Angeles, California 90067.

LAZARD ASSET MANAGEMENT LLC
    Lazard Asset Management LLC (Lazard) is the subadvisor to the Phoenix-Lazard International Equity Select, Phoenix-Lazard Small-Cap Value and Phoenix-Lazard U.S. Multi-Cap Series. Lazard manages investments for corporations, endowments, public and private pension funds, individuals, and mutual funds, with $69.1 billion in assets under management as of December 31, 2003. Lazard is located at 30 Rockefeller Plaza, New York, NY 10112.

LORD, ABBETT & CO. LLC
    Lord, Abbett & Co. LLC (Lord Abbett) is the subadvisor to Phoenix-Lord Abbett Bond-Debenture, Phoenix-Lord Abbett Large-Cap Value and Phoenix-Lord Abbett Mid-Cap Value Series. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes with approximately $72 billion in more than 40 mutual fund portfolios and other advisory accounts, as of December 31, 2003. Lord Abbett is located at 90 Hudson Street, Jersey City, NJ 07302.

MFS INVESTMENT MANAGEMENT
    Massachusetts Financial Services Company, Inc., doing business as MFS Investment Management, (MFS) is the subadvisor to the Phoenix-MFS Investors Growth Stock Series, Phoenix-MFS Investors Trust Series, and Phoenix-MFS Value Series. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund. Net assets under management of the MFS organization were approximately $140.3 billion as of December 31, 2003. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

    LEGAL PROCEEDINGS. On March 31, 2004, MFS settled an administrative proceeding regarding disclosure of brokerage allocation practices in connection with the sale of funds sponsored by MFS (including the series). Under the terms of the settlement, in which MFS neither admitted nor denied any wrongdoing, MFS agreed to pay (one dollar) $1.00 in disgorgement and $50 million in penalty to certain MFS funds, pursuant to a plan to be approved by an independent distribution consultant. The agreement with the SEC is reflected in an order of the SEC. The settlement order states that MFS failed to adequately disclose to the Boards of Trustees and to shareholders of the MFS funds the specifics of its preferred arrangements with certain brokerage firms selling MFS fund shares. The settlement order states that MFS had in place policies designed to obtain best execution of all fund trades.

    As part of the settlement, MFS also agreed to retain an independent compliance consultant to review the completeness of its disclosure to fund trustees and to fund shareholders of strategic alliances between MFS or its affiliates and broker-dealers and other financial advisers who support the sale of fund shares. The brokerage allocation practices

100 The Phoenix Edge Series Fund
which were the subject of this proceeding were discontinued by MFS in November 2003.

    In addition, in February, 2004, MFS reached agreement with the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Bureau of Securities Regulation of the State of New Hampshire ("NH") to settle administrative proceedings alleging false and misleading information in certain MFS retail fund prospectuses regarding market timing and related matters (the "February Settlements"). These regulators alleged that prospectus language for certain MFS retail funds was false and misleading because, although the prospectuses for those funds in the regulators' view indicated that the funds prohibited market timing, MFS did not limit trading activity in 11 domestic large cap stock, high grade bond and money market retail funds. MFS' former Chief Executive Officer, John W. Ballen, and former President, Kevin R. Parke, have also reached agreement with the SEC (Messrs. Ballen and Parke resigned their director and officer positions with MFS on February 13, 2004). Under the terms of the February Settlements, MFS and the executives neither admit nor deny wrongdoing.

    Under the terms of the February Settlements, a $225 million pool has been established for distribution to shareholders in certain of the MFS funds offered to retail investors ("Retail Funds"), which has been funded by MFS and of which $50 million is characterized as a penalty. This pool will be distributed in accordance with a methodology developed by an independent distribution consultant in consultation with MFS and the Boards of Trustees of the Retail Funds, and acceptable to the SEC. MFS has further agreed with the NYAG to reduce its management fees in the aggregate amount of approximately $25 million annually over the next five years, and not to increase certain management fees during this period. MFS has also paid an administrative fine to NH in the amount of $1 million, which will be used for investor education purposes (NH will retain $250,000 and $750,000 will be contributed to the North American Securities Administrators Association's Investor Protection Trust).

    In addition, under the terms of the February Settlements, MFS is in the process of adopting certain governance changes, which include, among others:

    o formation of a Code of Ethics Oversight Committee, comprised of senior executives of MFS' operating businesses, to oversee all matters relating to issues arising under MFS' Code of Ethics;

    o establishment of an Internal Compliance Controls Committee, chaired by MFS' Chief Compliance Officer and comprised of senior executives of MFS' operating businesses, to review compliance issues as they may arise from time to time, endeavor to develop solutions to those issues, and oversee implementation of those solutions;

    o establishment of a company ombudsman to whom MFS employees may convey concerns about MFS business matters that they believe involve matters of ethics or questionable practices;

    o establishment of a full-time senior-level position reporting to MFS' Chief Compliance Officer whose responsibilities include compliance matters related to conflicts of interest; this officer or another designated compliance officer will implement and oversee the funds' excessive trading policies and compliance procedures;

    o engagement of an Independent Compliance Consultant to conduct a comprehensive review of MFS supervisory, compliance, and other policies and procedures designed to prevent and detect conflicts of interest, breaches of fiduciary duty, breaches of the MFS Code of Ethics and federal securities law violations by MFS and its employees; and

    o commencing in 2006, and at least once every other year thereafter, MFS shall undergo a compliance review by an independent third party.

    In addition, under the terms of the February Settlements, MFS has undertaken to use its best efforts to cause the Retail Funds to operate in accordance with the following governance policies and practices:

    o at least 75% of the Retail Funds' Boards of Trustees will be independent of MFS and will not have been directors, officers or employees of MFS at any point during the preceding 10 years (a standard to which the Retail Funds' Boards currently adhere);

    o the chair of the Retail Funds' Boards of Trustees will be independent of MFS and will not have been a director, officer or employee of MFS at any point during the preceding 10 years (a standard to which the Retail Funds' Boards currently adhere);

    o all action taken by the Retail Funds' Boards of Trustees or a committee thereof will be approved by a majority of the independent trustees of the Boards or committee, respectively;

    o commencing in 2005 and not less than every fifth calendar year thereafter, the Retail Funds will hold shareholder meetings at which the Boards of Trustees will be elected; and

    o the Retail Funds will designate an independent compliance officer reporting to the Boards of Trustees responsible for assisting the Boards in monitoring compliance by MFS with the federal securities laws, its fiduciary duties to fund shareholders and its Code of Ethics in all matters relevant to the operations of the funds.

    Although the terms of the February Settlements apply only to the Retail Funds, all funds overseen by the Retail Funds' Boards of Trustees have undertaken to observe these governance policies and practices.

    Under the terms of the NYAG settlement, MFS has undertaken, on behalf of the funds, that:

    o the funds will retain a senior officer responsible for assisting in the review of fee arrangements and administering the funds' compliance policies and procedures, and the Board of Trustees of the funds

                                                The Phoenix Edge Series Fund 101
        has determined that MFS shall reimburse the funds for the expense of this senior officer; and

    o certain statements sent by MFS to fund shareholders will disclose fees and costs in actual dollar amounts charged to each investor on his or her actual investment based upon the investor's most recent quarterly closing balance and on a hypothetical $10,000 investment held for ten years.

    Messrs. Ballen and Parke have agreed to suspensions from association with any investment adviser or registered investment company for periods of 9 months and 6 months, respectively. Upon completion of these suspensions, for periods of 27 months (Mr. Ballen) and 30 months (Mr. Parke), Messrs. Ballen and Parke have agreed not to serve as an employee, officer or trustee of any registered investment company; not to serve as chairman, director or as an officer of any investment adviser; and to otherwise perform only limited functions for an investment adviser, which may include strategic planning and analysis, portfolio management and non-mutual fund marketing. Messrs. Ballen and Parke will pay approximately $315,000 each to the SEC, $250,000 of which is characterized as a penalty. In addition, Messrs. Ballen and Parke resigned as trustees of the funds' Boards of Trustees, and Mr. Ballen resigned as the funds' President, effective February 6, 2004. Messrs. Ballen and Parke will not be returning to MFS or the MFS funds after their suspensions.

    Since December 2003, MFS, Sun Life Financial Inc., various MFS funds, the Trustees of these MFS funds, and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state courts. The lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held or redeemed shares of the funds during specified periods, as class actions on behalf of participants in certain retirement plan accounts, or as derivative actions on behalf of the MFS funds. The lawsuits generally allege that some or all of the defendants (i) permitted or acquiesced in market timing and/or late trading in some of the MFS funds, inadequately disclosed MFS' internal policies concerning market timing and such matters, and received excessive compensation as fiduciaries to the MFS fund, or
(ii) permitted or acquiesced in the improper use of fund assets by MFS to support the distribution of fund shares and inadequately disclosed MFS' use of fund assets in this manner. The actions assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, the Employee Retirement Income Security Act of 1974, as well as fiduciary duties and other violations of common law. The lawsuits seek unspecified compensatory damages. Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the funds. The defendants are reviewing the allegations of the multiple complaints and will respond appropriately. Additional lawsuits based on similar allegations may be filed in the future.

    Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against MFS, the MFS funds, or any other named defendant. As noted above, as part of the regulatory settlements, MFS has established a restitution pool in the amount of $225 million to compensate certain shareholders of the Retail Funds for damages that they allegedly sustained as a result of market timing or late trading in certain of the funds, and will pay $50 million to compensate certain MFS funds based upon the amount of brokerage commissions allocated in recognition of fund sales. It is not clear whether these amounts will be sufficient to compensate shareholders for all of the damage they allegedly sustained, whether certain shareholders or putative class members may have additional claims to compensation, or whether the damages that may be awarded in any of the actions will exceed these amounts. In the event the MFS funds incur any losses, costs or expenses in connection with such lawsuits, the Boards of Trustees of the affected funds may pursue claims on behalf of such funds against any party that may have liability to the funds in respect thereof.

    Review of these matters by the independent Trustees of the MFS funds and their counsel is continuing. There can be no assurance that these regulatory actions and lawsuits, or the adverse publicity associated with these developments will not result in increased fund redemptions, reduced sales of fund shares, or other adverse consequences to the funds.

NORTHERN TRUST INVESTMENTS, N.A.
    Northern Trust Investments, N.A. (Northern) an indirect subsidiary of Northern Trust Corporation, serves as subadvisor to the Phoenix-Northern Dow 30 and Phoenix-Northern Nasdaq-100 Index(R) Series. Northern's principal place of business is located at 50 South LaSalle Street, Chicago, Illinois 60675. As of December 31, 2003, Northern had approximately $243.6 billion in assets under management. Northern Trust Corporation, through its subsidiaries, had approximately $478.6 billion in assets under discretionary management. Northern Trust Corporation has been engaged in the investment management business since 1889, specializing in personal wealth and institutional money management.

SENECA CAPITAL MANAGEMENT LLC
    Seneca Capital Management LLC (Seneca) is the subadvisor to the Phoenix-Seneca Mid-Cap Growth Series and the Phoenix-Seneca Strategic Theme Series. Seneca (including its predecessor, GMG/Seneca Capital Management LP) has been an investment advisor since 1989, managing equity and fixed-income securities portfolios primarily for institutions and individuals. As of December 31, 2003, Seneca had approximately $14.2 billion in assets under management. Seneca's principal offices are located at 909 Montgomery St., San Francisco, California 94133.

STATE STREET RESEARCH & MANAGEMENT COMPANY

    State Street Research & Management Company (State Street Research) is the subadvisor to the Phoenix-State Street Research Small-Cap Growth Series. State Street Research is a subsidiary of MetLife, Inc. State Street Research traces its heritage back to 1924 and the founding of one of America's

102 The Phoenix Edge Series Fund
first mutual funds. As of December 31, 2003, State Street Research together with its affiliate, SSR Realty, managed approximately $47.5 billion in assets, of which $30.6 billion represented institutional clients, $9.3 billion represented retail mutual funds, and $7.7 billion represented subadvisory relationships. State Street Research's offices are located at One Financial Center, Boston, MA 02111.

FEES AND EXPENSES PAID BY THE FUND
    For the fiscal year ended December 31, 2003, the Fund, on behalf of each series that has operated for a full fiscal year, paid the advisors an aggregate fee for the investment advisory services performed at an annual percentage of the average daily net assets of the respective series as indicated in the tables below. Those series that have not operated for a full fiscal year are indicated with an asterisk, and reflect the fee rate in the advisory agreement.

---------------------------------------------------------------
               PHOENIX INVESTMENT COUNSEL, INC.
--------------------------------------------------- -----------
                       SERIES                       ANNUAL RATE
--------------------------------------------------- -----------
 Phoenix-Aberdeen International                      0.75%
--------------------------------------------------- -----------
 Phoenix-Engemann Capital Growth                     0.65%
--------------------------------------------------- -----------
 Phoenix-Engemann Small & Mid-Cap Growth             0.90%
--------------------------------------------------- -----------
 Phoenix-Goodwin Money Market                        0.40%
--------------------------------------------------- -----------
 Phoenix-Goodwin Multi-Sector Fixed Income           0.50%
--------------------------------------------------- -----------
 Phoenix-Goodwin Multi-Sector Short Term Bond Series 0.50%*
--------------------------------------------------- -----------
 Phoenix-Kayne Rising Dividends                      0.70%
--------------------------------------------------- -----------
 Phoenix-Kayne Small-Cap Quality Value               0.90%
--------------------------------------------------- -----------
 Phoenix-Oakhurst Growth and Income                  0.70%
--------------------------------------------------- -----------
 Phoenix-Oakhurst Strategic Allocation               0.58%
--------------------------------------------------- -----------
 Phoenix-Oakhurst Value Equity                       0.70%
--------------------------------------------------- -----------
 Phoenix-Seneca Mid-Cap Growth                       0.80%
--------------------------------------------------- -----------
Phoenix-Seneca Strategic Theme                       0.75%
--------------------------------------------------- -----------

---------------------------------------------------------------
                PHOENIX VARIABLE ADVISORS, INC.
---------------------------------------------------------------

                      SERIES                      ANNUAL RATE

---------------------------------------------------------------
 Phoenix-AIM Mid-Cap Equity                          0.85%
---------------------------------------------------------------
 Phoenix-Alliance/Bernstein Enhanced Index           0.45%
---------------------------------------------------------------
 Phoenix-Alliance/Bernstein Growth + Value           0.85%
---------------------------------------------------------------
 Phoenix-Lazard International Equity Select          0.90%
---------------------------------------------------------------
 Phoenix-Lazard Small-Cap Value                      0.90%
---------------------------------------------------------------
 Phoenix-Lazard U.S. Multi-Cap                       0.80%
---------------------------------------------------------------
 Phoenix-Lord Abbett Bond-Debenture                  0.75%
---------------------------------------------------------------
 Phoenix-Lord Abbett Large-Cap Value                 0.75%
---------------------------------------------------------------
 Phoenix-Lord Abbett Mid-Cap Value                   0.85%
---------------------------------------------------------------
 Phoenix-MFS Investors Growth Stock                  0.75%
---------------------------------------------------------------
 Phoenix-MFS Investors Trust                         0.75%
---------------------------------------------------------------
 Phoenix-MFS Value                                   0.75%
---------------------------------------------------------------
 Phoenix-Northern Dow 30                             0.35%
---------------------------------------------------------------
 Phoenix-Northern Nasdaq-100 Index(R)                0.35%
---------------------------------------------------------------
 Phoenix-Sanford Bernstein Global Value              0.90%
---------------------------------------------------------------
 Phoenix-Sanford Bernstein Mid-Cap Value             1.05%
---------------------------------------------------------------
 Phoenix-Sanford Bernstein Small-Cap Value           1.05%
---------------------------------------------------------------
 Phoenix-State Street Research Small-Cap Growth      0.85%
---------------------------------------------------------------

---------------------------------------------------------------
           DUFF & PHELPS INVESTMENT MANAGEMENT CO.
---------------------------------------------------------------
                      SERIES                        ANNUAL FEE
---------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities             0.75%
---------------------------------------------------------------

    From these fees, the advisors, not the Fund, pay the subadvisors for management services they provide to the respective series. (Please see the Statement of Additional Information for the breakdown of the subadvisory fees.)

MORE ABOUT THE FUND
--------------------------------------------------------------------------------

ORGANIZATION OF THE FUND
    The Fund was organized as a Massachusetts business trust on February 18, 1986. The Fund's business and affairs are managed by its Board of Trustees.

SHARES OF BENEFICIAL INTEREST
   Shares (including fractional shares) of each series have equal rights with regard to voting, redemptions, dividends, distributions and liquidations with respect to that series. All voting rights of the separate accounts as shareholders are passed through to the contract owners. Shareholders of all series currently vote on the election of Trustees and other matters. On matters affecting an individual series (such as approval of an advisory or subadvisory agreement or a change in fundamental investment policies), a separate vote of that series is required. The Fund is not required to hold annual shareholder meetings.

    Fund shares attributable to any Phoenix, PHL Variable or PLAC assets and Fund shares for which no timely instructions from contract owners are received will be voted by Phoenix, PHL Variable and PLAC in the same proportion as those shares in that series for which instructions are received.

    Shares are fully paid, nonassessable, redeemable and fully transferable when they are issued. Shares do not have cumulative voting rights, preemptive rights or subscription rights.

    The assets received by the Fund for the issue or sale of shares of each series, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to such series, and constitute the underlying assets of such series. The underlying assets of each series are required to be segregated on the books of account, and are to be charged with the expenses of the series and with a share of the general expenses of the Fund. Any general expenses of the Fund not readily identifiable as belonging to a particular series shall be allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable.

    Unlike the stockholders of a corporation, there is a possibility that the separate accounts as shareholders of a Massachusetts business trust such as the Fund may be liable for debts or claims against the Fund. The Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written agreement, undertaking or obligation made or issued by the Fund shall contain a provision to that effect. The

                                               The Phoenix Edge Series Fund  103

Declaration of Trust provides for indemnification out of the Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of the separate accounts, as shareholders, incurring loss because of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Phoenix, PHL Variable and PLAC, as the sole shareholders, have a fiduciary duty to bear this risk, and contract owners and policy owners are fully and completely insulated from risk.

TAXES
    The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In addition, the Fund intends to comply with the investment diversification requirements for variable contracts contained in the Code. Moreover, the Fund intends to distribute sufficient income to avoid imposition of any Federal excise tax. Dividends derived from interest and distributions of any realized capital gains are taxable, under Subchapter M, to the Fund's shareholders, which in this case are the separate accounts. The Phoenix-Aberdeen International, Phoenix-Lazard International Equity Select and Phoenix-Sanford Bernstein Global Value Series may incur liability for foreign income and withholding taxes on investment income. The Phoenix-Aberdeen International, Phoenix-Lazard International Equity Select and Phoenix-Sanford Bernstein Global Value Series intend to qualify for, and may make, an election permitted under the Code to enable the shareholder separate accounts (and therefore Phoenix) to claim a credit or deduction on Phoenix's income tax return for the separate accounts' pro rata share of the income and withholding taxes paid by the Phoenix-Aberdeen International, Phoenix-Lazard International Equity Select and Phoenix-Sanford Bernstein Global Value Series to foreign countries. Phoenix also will treat the foreign income taxes paid by the series as income. Contract owners will not be required to treat the foreign income taxes paid by the series as income or be able to claim a credit or deduction for these taxes on their income tax returns.

    Since the sole shareholders of the Fund will be separate accounts, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the contracts, please see the contract prospectuses.

    Although certain series may be non-diversified under the federal securities laws, the Fund intends to comply with the diversification and other requirements of the Code applicable to "regulated investment companies" so that it will not be subject to U.S. federal income tax on income and capital gain distributions to shareholders. Accordingly, each of these series will insure that no more than 25% of its total assets would be invested in the securities of a single issuer and that at least 50% of its total assets is represented by cash and cash items and other securities limited in respect of any one issuer to an amount no greater than 5% of the total value of the assets of the series.

    If the Phoenix-Duff & Phelps Real Estate Securities Series has rental income or income from the disposition of real property acquired as a result of a default on securities the Phoenix-Duff & Phelps Real Estate Securities Series may own, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company.

DISRUPTIVE TRADING AND MARKET TIMING
    These series are not suitable for market timers and market timers are discouraged from becoming investors. Your ability to make transfers among series is subject to modification if we determine, in our sole opinion, that your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other shareholders.

    Frequent purchases, redemptions and transfers, programmed transfers, transfers into and then out a series in a short period of time, and transfers of large amounts at one time ("Disruptive Trading") can have harmful effects for other shareholders. These risks and harmful effects include:

    o dilution of the interests of long-term investors, if market timers or others transfer into a series at prices that are below the true value or transfer out of a series at prices that are higher than the true value;

    o an adverse affect on portfolio management, as determined by portfolio management in its sole discretion, such as causing the series to maintain a higher level of cash than would otherwise be the case, or causing the series to liquidate investments prematurely; and

    o   increased brokerage and administrative expenses.

    If we reject a purchase or transfer for any reason, we will notify you of our decision in writing.

    In order to attempt to protect our shareholders from Disruptive Trading, we have adopted certain market timing policies and procedures, which are described in greater detail in the Statement of Additional Information.

NET ASSET VALUE
    Shares in each of the series are offered to and are redeemed by the separate accounts at a price equal to their respective net asset value per share. No sales or redemption charge is applied to the purchase or redemption of the series' shares. Any advisor or subadvisor may refuse any purchase or exchange request from a person or group if such request could adversely affect the series' net asset value, including if such person or group has engaged in excessive trading (to be determined at the series' discretion), including transactions that appear to coincide with a market-timing strategy. A pattern of excessive trading can be disruptive to the series' management and, consequently, can be detrimental to the series' performance and shareholders.

    The net asset value per share of each series is determined as of the close of regular trading of the New York Stock Exchange (NYSE) on days when the NYSE is open for trading, usually at or about 4:00 p.m. Eastern time. The price at which a purchase or redemption is effected is based on the next calculation of net

104 The Phoenix Edge Series Fund
asset value after the order is placed. The net asset value per share of a series is determined by adding the values of all securities and other assets of the series, subtracting liabilities, and dividing by the total number of outstanding shares of the series.

    The series' investments are valued at market value or, where market quotations are not available, at fair value as determined in good faith by the Trustees or their delegates. Foreign and domestic debt securities (other than short-term investments) are valued on the basis of broker quotations or valuations provided by a pricing service approved by the Trustees when such prices are believed to reflect the fair value of such securities. Foreign and domestic equity securities are valued at the last official closing price (typically sale) on the exchange on which the securities are principally traded, or, if no closing price is available at the last bid price.

    Foreign securities can be traded on weekends and other days when the Fund does not price shares. As a result, the net asset value of a series investing in foreign securities may change on days when shareholders will not be able to purchase or redeem their shares. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which the Trustees have determined approximates market. For further information about security valuations, see the Statement of Additional Information.

DISCLAIMERS
    PHOENIX-NORTHERN DOW 30 SERIES
    The Phoenix-Northern Dow 30 Series is not sponsored, endorsed, sold or promoted by Dow Jones. Dow Jones makes no representation or warranty, express or implied, to actual or potential investors in the series or to any member of the public regarding the advisability of investing in securities generally or in this series particularly. Dow Jones' only relationship to the fund is the licensing of certain trademarks, trade names and service marks of Dow Jones and of the Dow Jones Industrial Average(SM), which is determined, composed and calculated by Dow Jones without regard to the fund or the series. Dow Jones has no obligation to take the needs of the Fund or the investors in the series into consideration in determining, composing or calculating the Dow Jones Industrial Average(SM). Dow Jones is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the series to be issued or in the determination or calculation of the equation by which shares of the series may be redeemed. Dow Jones has no obligation or liability in connection with the administration, marketing or trading of the series.

    DOW JONES DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE DOW JONES INDUSTRIAL AVERAGE(SM) OR ANY DATA INCLUDED THEREIN AND DOW JONES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. DOW JONES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, INVESTORS IN THE SERIES, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DOW JONES INDUSTRIAL AVERAGE(SM) OR ANY DATA INCLUDED THEREIN. DOW JONES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DOW JONES INDUSTRIAL AVERAGE(SM) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN DOW JONES AND THE FUND.

    PHOENIX-NORTHERN NASDAQ-100 INDEX(R) SERIES
    The Phoenix-Northern Nasdaq-100 Index(R) Series is not sponsored, endorsed, sold or promoted by The Nasdaq Stock Market, Inc. (including its affiliates) (Nasdaq, with its affiliates, are referred to as the "Corporations"). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the series. The Corporations make no representation or warranty, express or implied to the owners of the series or any member of the public regarding the advisability of investing in securities generally or in the series particularly, or the ability of the Nasdaq-100 Index(R) to track general stock market performance. The Corporations' only relationship to The Phoenix Edge Series Fund (Licensee) is in the licensing of the Nasdaq-100(R), Nasdaq-100 Index(R) and Nasdaq(R) trademarks or service marks, and certain trade names of the Corporations and the use of the Nasdaq-100 Index(R) which is determined, composed and calculated by Nasdaq without regard to Licensee or the series. Nasdaq has no obligation to take the needs of the Licensee or the owners of the series into consideration in determining, composing or calculating the Nasdaq-100 Index(R). The Corporations are not responsible for and have not participated in the determination of the timing of, prices of, or quantities of the series to be issued or in the determination or calculation of the equation by which the series is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the series.

    THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE SERIES, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGE

The Phoenix Edge Series Fund  105

PHOENIX LIFE INSURANCE COMPANY
PO Box 22012
Albany, NY 12201-2012

















   Additional information about The Phoenix Edge Series Fund (the "Fund") and each of the series described in this prospectus is contained in the Fund's Statement of Additional Information ("SAI") dated May 1, 2004, which has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this prospectus.


   Additional information about the Fund's investments is available in the Fund's Annual and Semiannual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.


   The SAI and the Annual and Semiannual Reports are available, without charge, upon request. Inquiries and requests for the SAI and the Annual and Semiannual Reports should be directed in writing to Phoenix Life Insurance Company, PO Box 8027, Boston, Massachusetts 02266-8027, or by telephone (800) 541-0171.


   Information about the Fund, including the SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC Public Reference Section, Washington, D.C. 20549-0102.



Phoenix Life Insurance Company
A member of The Phoenix Companies, Inc.
PhoenixWealthManagement.com

Investment Company Act File No. 811-4642

[logo]PHOENIX WEALTH MANAGEMENT(R)

G0144PR(C)2004 The Phoenix Companies, Inc.

                                  [recycle logo] PRINTED ON RECYCLED PAPER. 5-04